                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2016

Item 1. Report to Shareholders

ANNUAL REPORT
December 31, 2016

VANECK VECTORSTM

Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
ChinaAMC CSI 300 ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®
Egypt Index ETF	EGPT®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Israel ETF	ISRA®
Poland ETF	PLND®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of December 31, 2016.

VANECK VECTORS COUNTRY/REGIONAL ETFs

December 31, 2016 (unaudited)

Dear Shareholder:

2016 was certainly not short on news and surprises. Between Brexit and the U.S. election, it is easy to see how the rebound in the Russian stock market may have gone largely unnoticed. VanEck Vectors Russia ETF (NYSE Arca: RSX) returned 45.91%* in 2016, while VanEck Vectors Russia Small-Cap ETF (NYSE Arca: RSXJ) returned 101.07%,* making it one of the top performing non-leveraged/inverse equity ETFs in the United States.

We believe that the country’s economic recovery has been strong for two important reasons. First, Russia has been a beneficiary of significantly improved commodity prices. At the end of 2015, we noted that our analyses suggested a bottom occurring in the commodities bear market during the first half of 2016, and more likely within the first quarter. On the evidence of the markets over the first half of 2016, it appears that we are in a normal cycle and that a bottom did, in fact, occur in the first quarter. Over the following three quarters, we saw signs of the continued rebalancing of supply and demand—particularly and importantly for Russia—for oil and gas, a process that proved positive for commodities.

While sanctions remain in place, conditions have now improved to the point that Standard & Poor’s upgraded its outlook on Russian credit from negative to stable citing the easing of external risks.1 According to the Brookings Institute, headline economic and financial trends and indicators are now picking up and Russia is now expected see positive growth in 2017–2018.2

Second, as the portfolio managers of our actively managed emerging markets bond fund noted recently, the country’s monetary policy set up has been, and remains, excellent. The central bank is focused on bringing inflation down while letting the currency float freely. The medium-term fiscal policy framework looks conservative and there is more evidence (for example in the latest purchasing managers’ indices) that the growth outlook is gradually improving. Moreover, efforts of the central bank have been recognized by its peers: Elvira Nabiullina, the bank’s head, was named the best Central Bank Governor in Europe in 2016 by the international financial magazine, The Banker. 3

Perhaps emphasizing the continuing need for investors to take a long-term investment view, the stabilization of Russia’s economy has been in the works for a while. After making five rate cuts to bring rates down from 17% to 11% in 2015, the country’s central bank only reduced rates twice in 2016, from 11% to 10%.4

Source: Bank of Russia. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Past performance is no guarantee of future results.

Along with central banking policy Russia has also become more conservative with its fiscal budget. As recently as 2014, Russia’s government had forecast oil at $100/barrel for its 2015-2017 budget.5 This was obviously not the case as oil prices tumbled from above $100 in 2014 to below $40/barrel at the end of 2015 before rebounding to above $50 at the end of 2016. In contrast, the revised budget for 2017 assumes a much more conservative $40/barrel price for oil until 2019.6

1

VANECK VECTORS COUNTRY/REGIONAL ETFS

(unaudited) (continued)

In addition to these very encouraging developments, going forward the election results in the U.S. suggests an end to the escalation of sanctions. This would be a particularly good prospect for Russia, not least because it has simply paid down its debt and de-levered during the sanctions period.

VanEck Vectors continues to be an industry leader in offering single-country and region-specific equity ETFs. When performance varies so widely between countries and regions, it is all the more important to be able to select your focus. The suite of VanEck Vectors country and regional ETFs give you the flexibility to do just that. We at VanEck continue to look for ways to enhance your access to the markets you choose and to seek out and evaluate the most attractive opportunities for you as a shareholder in the international space.

Please stay in touch with us through our website (https://www.vaneck.com) on which we offer videos, email subscriptions, and educational literature, all of which are designed to keep you up to date with your investments in VanEck Vectors ETFs.

On the following pages, you will find the performance record of each of the funds for the 12 month period ending December 31, 2016. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

January 23, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	Returns based on each fund’s net asset value (NAV). Investors should be aware that recent market conditions resulting in high performance for this region/sector may not continue.

[1]	Financial Times: S&P revises Russia credit outlook to ‘stable’, https://www.ft.com/content/6d37a1d4-630d-399b-a900-03c4f69153b8

[2]	Brookings: The Russian economy inches forward, https://www.brookings.edu/blog/future-development/2016/11/23/the-russian-economy-inches-forward/

[3]	RT.com: Head of Russian central bank named European Banker of the Year, https://www.rt.com/politics/372678-award-nabiullina-russia-inflation/

[4]	Bank of Russia: Interest rates on the Bank of Russia operations, https://www.cbr.ru/Eng/DKP/print.aspx?file=standart_system/rates_table_15_e.htm&pid=dkp&sid=ITM_7116

[5]	Reuters: UPDATE 1-Russian economy minister says 2015 oil price forecast will be cut

[6]	Reuters: UPDATE 1-Russian Economy Min assumes oil price of $40 per barrel in 2017-2019 budget, http://www.reuters.com/article/russia-vladivostok-forum-ulyukayev-econo-idUSL8N1BF06E
2

Management Discussion (unaudited)

Half the funds in the suite of VanEck Vectors Country/Regional ETFs posted positive returns during the 12 month period ending December 31, 2016. Two of the suite’s three top performing funds had a Russia focus: VanEck Vectors Russia Small-Cap ETF (NYSE Arca: RSXJ) (+101.07%*) and, investing in larger-cap Russian stocks, VanEck Vectors Russia ETF (NYSE Arca: RSX) (+45.91%*). The other top performer was the VanEck Vectors Brazil Small-Cap ETF (NYSE Arca: BRF) (+60.92%*).

The two bottom performing funds were VanEck Vectors Egypt Index ETF (NYSE Arca: EGPT) (-33.30%) and VanEck Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT) (-30.04%).

Source: VanEck. Returns based on each Fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

As a result of the improvement in commodities prices over 2016, the materials sector was by far the greatest contributor to performance for the 12 month period. The consumer staples sector was the single largest detractor from performance. Mid-cap companies contributed the most to performance. Geographically Canadian and U.K. gold and copper mining companies, operating in South Africa, Egypt, Suriname, Burkina Faso, and Mali, were among the most significant contributors to positive performance. Financial companies in Egypt and Nigeria were among the most significant detractors from total returns. Additionally, the depreciation of the Egyptian pound against the U.S. dollar also had a negative impact on the Fund’s performance.

Brazil

While 2016 may have been challenging for Brazil, for the VanEck Vectors Brazil Small-Cap ETF it was an excellent year, bringing with it a return of 60.92%, helped by a robust stock market and a Brazilian real that strengthened throughout most of the year. On the economic front, for the whole year the country remained in

3

VANECK VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

one of the worst recessions it has ever experienced. Politically, too, despite some resolution mid-year, things remained somewhat unsettled. Having voted in May to suspend President Dilma Rousseff pending her trial and potential impeachment,1 on August 31 in a 61-20 impeachment vote, the Senate removed her from office.2 Michel Temer, the conservative former vice president who had run Brazil since her suspension in May, was sworn in3 and proceeded to spend the rest of the year trying to put the country’s finances back on a more even keel. By late December, the country’s current account deficit had narrowed down to 1.1% of gross domestic product (GDP) and mid-month inflation had surprised on the downside once again.

Perhaps anticipating a brighter future for the country, Brazilian small-cap companies, having hit a low point in mid-January rose steeply, if haltingly, through most of the rest of the year. However, as with stocks in a number of other emerging markets countries, Brazilian small-cap companies suffered quite a sizeable hit immediately following the victory of Donald Trump in the U.S. general election. They recovered little thereafter through what was left of the year. The consumer discretionary, healthcare, materials, and utilities sectors all delivered healthy performance. Only one sector, telecommunication services, detracted from performance, but only minimally.

China

The volatility that roiled Chinese markets in the first half of 2016 proved to be insurmountable, despite the stabilization seen in the second half of the year, resulting in double digit declines for the 12 month period in both VanEck Vectors China-focused ETFs. There were some bright spots seen in the second half of 2016. Manufacturing companies in China reported the strongest upturn in operational conditions since January 2013 as production expanded at its fastest pace in nearly six years.4 In addition to the positive manufacturing data, the yuan was officially added by the International Monetary Fund (IMF) as a reserve currency. This marked the first time that a new currency has been added by the IMF since the euro in 1999.

Earlier in the year, VanEck Vectors ChinaAMC CSI 300 ETF achieved some of its exposure through swap contracts, though none of these remained outstanding at December 31, 2016 and all of its exposure is now achieved through direct investment in A-share constituents of the CSI 300 Index.† Only two sectors, consumer staples and telecommunication services, contributed positively to performance during the period under review. All other sectors detracted from performance with the financial and industrial sectors the worst detractors.

VanEck Vectors ChinaAMC SME-ChiNext ETF seeks to provide not only exposure primarily to China’s market for innovative, non-government owned companies, but also to the sectors that are increasingly underpinning the growth of China’s “New Economy”. It is not surprising that under the market conditions experienced in 2016, the vast majority of the Fund’s losses during the 12 month period came from companies in the information technology sector, followed by those in the consumer discretionary and industrial sectors.

Egypt

2016 was not an easy year for Egypt’s economy. As the year wore on and the country continued to suffer from a debilitating U.S. dollar shortage—foreign currency that is vital for paying for imported raw materials—President Abdel Fattah El-Sisi found himself obliged to act. At the beginning of November, in an attempt to attract capital and shut down the black market for U.S. dollars, Egypt’s central bank abandoned the Egyptian pound’s peg of 8.8 to the U.S. dollar.5 Perhaps the most important effect of the move, though, was to enable Egypt to secure a $12 billion loan from the IMF. Soon thereafter, it received its first tranche of $2.75 billion. This will go towards restoring the country’s foreign exchange reserves and helping to narrow its wide fiscal gap.6 By December, however, the currency had depreciated to 17.8 against the U.S. dollar7 and the country’s non-oil business activity had fallen to a 40 month low.8

While both the materials and telecommunication services sectors contributed positively to total returns, their contributions were overshadowed by the negative performances of the real estate and consumer staples sectors, the two greatest detractors. Small-cap companies, with the largest average weighting during the period under review, detracted the most from performance. Large-cap companies with a smaller average weighting detracted the least. Additionally, the depreciation of the Egyptian pound against the U.S. dollar coupled with Egyptian capital controls that impaired the Fund’s ability to repatriate its Egyptian pounds had a material negative impact on the Fund’s performance.

4

India

If there were any doubts earlier in the year at the Bureau of Economic and Business Affairs of the U.S. State Department9 about the speed with which Prime Minister Narendra Modi’s government had been matching economic reforms with rhetoric, later in the year, the revolutionary nature of at least one of these reforms remained in no doubt. Mr. Modi provided ample proof of this when he abruptly announced on the evening of November 8 that, from the following morning, the country’s largest denomination currency bills (1,000 rupee and 500 rupee, reportedly some 86% of all currency in circulation10), were banned.11 Explained at the time by the government variously as a way to stem the flow of counterfeit money and to obstruct terrorist funding, it is also being seen not only as a way of tackling both bribery and tax avoidance, but also as a radical move towards demonetization in the country. It remains to be seen whether the short-term pain it is still inflicting will turn into a long-term gain for both the government and the country. The immediate effect, though, was for the Bombay Stock Market to fall 6.6%, between the evening of November 8 and November 21, a loss that it failed to make up fully by the end of the year. However, by the end of the year, for the first time in 150 years, India’s GDP exceeded that of the U.K., its former ruler.12

For the 12 months under review, the Fund recorded a loss of 4.70%. While the financial sector provided a creditable positive return, this was more than offset by the negative performances of eight other sectors, in particular the industrial, information technology, and healthcare sectors.

Indonesia

Following a disappointing first quarter, on the back of a central bank interest rate cut, the country’s stock exchange had a much stronger second quarter.13 In the third quarter, Indonesian equities rose 9%.14 Although the country’s economy slowed slightly over the same period as a result of both deteriorating investment and slack export demand, in a good sign, private consumption remained healthy.15 In July, Sri Mulyani Indrawati, bringing her reputation as a determined reformer, was appointed finance minister.16 In October, the House of Representatives approved the 2017 State Budget, setting what is considered to be a realistic economic growth target of 5.1% year-on-year.17 In its October economic quarterly report, the World Bank forecast growth for the country’s economy in 2017 of 5.3% year-on-year.18 Further good news came at the end of December when Fitch Ratings revised Indonesia’s credit rating outlook to positive and praised Indonesian policy makers for “strong structural reform.”19

As with many emerging markets economies, Indonesian companies took a hit following the November election of Donald Trump as the 45th U.S. president, but still ended the year returning a commendable 17.49%. All sectors, apart from materials and real estate, contributed positively to performance, with consumer staples, followed by financial and energy stocks, contributing the most. The materials sector detracted the most from performance.

Israel

While the first quarter of 2016 may have been a slow one20 for Israel, according to the country’s Central Bureau of Statistics, economic growth in the second quarter, driven primarily by private consumption (accompanied by strong private and state spending, investments, and exports21), exceeded expectations.22 On the back of moderating consumer spending and falling exports, third quarter growth may have slowed, but it still came in at an annualized rate of 3.2%.23 Leaving its benchmark interest rate at 0.10% unchanged (since February 2015) at the end of the year, the Bank of Israel said that “based on surveys the business sector is seen growing at a similar pace in the fourth quarter as in previous quarters.”24 In addition, “staff revised upward their 2016 growth forecast to 3.5 percent from a previous forecast of 2.8 due to an upward revision of first half data.”25

Over the period under review, the performances of all sectors, whether positive or negative, were overshadowed by the negative returns of the healthcare sector, which detracted from performance the most of any sector. The greatest positive performance came from companies in information technology, financial, and real estate sectors. Both mid- and small-cap companies contributed positively to the Fund, with Fund’s losses coming from large-cap companies.

5

VANECK VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

Poland

By end of the first quarter, as a result of weakness in the external sector, tepid public spending, and a collapse in fixed investment due to reduced European Union (EU) funds, the pace of economic growth in Poland had decelerated significantly to its slowest in two years.26 In the second quarter, investment in Poland experienced its biggest contraction in four years.27 In the third quarter, the country’s economic growth had, in annual terms, slowed to 2.5%, down from 3.1% in the second quarter, because of a continuing slump in the construction sector. This was its slowest growth rate in three years.28 As earlier in the year, an uncertain political situation, reduced EU aid, and lower levels of investment were all seen as behind the slowdown.29 Even as the year came to the close, a political stand-off between the country’s right wing government and the opposition over proposed restrictions on media access to the country’s parliament continued,30 and no one knew whether the 2017 budget (voted on by government MPs in a room away from the parliament’s chamber) had actually been passed.31

For the 12 months under review, the Fund recorded a small gain of 3.60%. All sectors except three contributed positively to performance. The materials and energy sectors were the greatest contributors to performance. The two greatest detractors from performance were the utilities and financial sectors. Small-cap companies contributed most to performance.

Russia

The first six months of 2016 were difficult for Russia. In the first quarter, the economy contracted 1.2% year-on-year, but this was less than was expected.32 In June, stating steady inflation as a reason, the Bank of Russia lowered its key interest rate by 50 bps to 10.5%.33 By June 30, 2016, the stock market had risen 9.02% in local currency (ruble) terms since the beginning of the year, and 24.78% in U.S. dollar terms.

In the second half of the year, the country continued to benefit from improving commodity prices, not least those for crude oil. While the country remains in recession, the view is that it seems to have turned the corner, with growth expected to be positive in 2017-2018.34 As the Brookings Institution explains, “One key reason is that over the last two years, the government’s policy response package of a flexible exchange rate policy, expenditure cuts in real terms, and bank recapitalization—along with tapping the Reserve Fund—has helped buffer the economy against multiple shocks. Also, after a prolonged economic decline, headline economic and financial trends and indicators are now picking up.”35 In mid-December, Russia reported industrial output was well above expectations in November (2.7% year-on-year)—recovering to the pre-sanctions levels and signaling that the current orthodox policy framework brings results.36

Both VanEck Vectors Russia Small-Cap ETF and its peer investing in larger cap Russian stocks, VanEck Vectors Russia ETF, recorded excellent positive returns of 101.07%* and 45.91%,* respectively, for the 12 month period. Energy, followed by the materials and financial sectors, were the three most significant contributors to positive performance in the large-cap fund. Only the healthcare sector detracted from performance. For the small-cap fund, companies in the utilities sector performed particularly well. Similarly sized companies in the materials and industrials sectors also performed well. The three sectors detracting from performance were information technology, consumer discretionary, and healthcare.

Vietnam

Following a sluggish first quarter in 2016 when economic growth slowed to 5.48%, expansion in the second quarter was similarly lackluster, with the economy growing by only 5.78%.37 In the third quarter, however, economic growth accelerated significantly, with gross domestic product rising by 6.4% during the quarter from a year earlier. While below the 6.87% recorded in the same period in 2015, it was still the fastest pace since the last quarter of 2015.38 In addition to a slight recovery in agriculture following a crippling drought and a chemical leak (cyanide, phenol, and ferrous hydroxide) that killed tons of fish along 200 miles of coastline in April,39 the country’s economy benefited from both stronger credit demand and a rise in exports and foreign direct investment.40 A particularly bright spot was manufacturing, which saw 11% growth in January to September from a year earlier.41 Electronics also did well, with exports increasing by 29%.42 Figures released by the government’s central statistical office at the end of December indicated that annual GDP growth for the year was estimated at 6.21%.43 While this figure was slightly down on 2015’s 6.68%, and below the government’s target of 6.7%, the country’s economy remains one of the fastest growing in Asia.44

6

The Fund ended the 12 month period down 9.78%. Mid-cap companies performed positively over the reporting period. While large-cap companies detracted from performance, small-cap companies, with an average weighting of approximately 61%, were by far the greatest detractors from performance. The materials sector was the largest positive contributor to total returns. The consumer discretionary and financial sectors detracted the most from performance.

*	Returns based on the fund’s net asset value (NAV). Investors should be aware that recent market conditions resulting in high performance for this region may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

[1]	The New York Times: Brazil’s Senate Votes to Move Ahead With Dilma Rousseff’s Trial, http://www.nytimes.com/2016/08/11/world/americas/dilma-rousseff-brazil-senate-impeachment.html?_r=0

[2]	CNN: Brazil’s Senate ousts Dilma Rousseff in impeachment vote, http://www.cnn.com/2016/08/31/americas/brazil-rousseff-impeachment-vote/

[3]	Reuters: Brazil’s Rousseff ousted by Senate, Temer sworn in, http://www.reuters.com/article/us-brazil-impeachment-idUSKCN114071

[4]	HIS Markit https://www.markiteconomics.com/Survey/PressRelease.mvc/f932b8523bac48cba794b454c2ee02dc

[5]	Reuters: Egypt’s non-oil business activity falls to 40-month low as costs rise: PMI, http://af.reuters.com/article/investingNews/idAFKBN13U0MZ

[6]	FocusEconomics: Egypt Economic Outlook, http://www.focus-economics.com/countries/egypt

[7]	Reuters: Egypt’s non-oil business activity falls to 40-month low as costs rise: PMI, http://af.reuters.com/article/investingNews/idAFKBN13U0MZ

[8]	Ibid.

[9]	NDTV: India’s 7.5 Per Cent Growth Rate May Be Overstated, Says US, http://www.ndtv.com/india-news/indias-7-5-per-cent-growth-ratemay-be-overstated-says-us-1428432

[10]	The Wall Street Journal, Why India’s Attack on Cash is Good for Bonds, http://blogs.wsj.com/indiarealtime/2016/11/15/why-indias-attack-on-cash-is-good-for-bonds/

[11]	The New York Times: Narendra Modi Bans India’s Largest Currency Bills in Bid to Cut Corruption, http://www.nytimes.com/2016/11/09/business/india-bans-largest-currency-bills-for-now-n-bid-to-cut-corruption.html?_r=0

[12]	The Indian Express: India surpasses UK in terms of GDP for the first time in 150 years: What it means, http://indianexpress.com/article/business/economy/india-surpasses-uk-in-terms-of-gdp-for-the-first-time-in-150-years-what-it-means-4438488/

[13]	Asia Times: Economic monitor: ASEAN’s mid-year lateral lure, http://atimes.com/2016/07/economic-monitor-aseans-mid-year-lateral-lure/ Accessed August 14, 2016.

[14]	The Capital Group: World Markets Review for Third Quarter 2016, https://www.thecapitalgroup.com/us/insights/market-commentary/world-markets-third-quarter-2016.html#

[15]	FocusEconomics: Indonesia Economic Outlook, http://www.focus-economics.com/countries/indonesia

[16]	The Economist: A reforming minister tries to spur Indonesia’s economy, A reforming minister tries to spur Indonesia’s economy,

[17]	Indonesia Investments: Indonesia’s Parliament Approves Government’s 2017 State Budget, http://www.indonesia-investments.com/news/todays-headlines/indonesia-s-parliament-approves-government-s-2017-state-budget/item7308

[18]	Indonesia Investments: World Bank Releases October 2016 Indonesia Economic Quarterly, http://www.indonesia-investments.com/news/news-columns/world-bank-releases-october-2016-indonesia-economic-quarterly/item7302

[19]	The Business Times: Fitch revises Indonesia credit outlook to ‘positive’, http://www.businesstimes.com.sg/government-economy/fitch-revises-indonesia-credit-outlook-to-positive

[20]	Focus Economics: Israel Economic Outlook (July 5, 2016)

[21]	Kitco: UPDATE 1-Israel growth slows in Q3 but solid 2016 still on cards, http://www.kitco.com/news/2016-11-16/UPDATE-1-Israel-growth-slows-in-Q3-but-solid-2016-still-on-cards.html

[22]	The Algemeiner: Israel’s Economic Growth Exceeds Expectations in Second Quarter of 2016, https://www.algemeiner.com/2016/09/19/israels-economic-growth-exceeds-expectations-in-second-quarter-of-2016/
7

VANECK VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

[23]	Haaretz: Israeli GDP Expands Unexpectedly Fast in 2nd and 3rd Quarters, http://www.haaretz.com/israel-news/business/1.753622

[24]	Central Bank News: Israel maintains rate, risk to inflation target remains high, http://www.centralbanknews.info/2016/12/israel-maintains-rate-risk-to-inflation.html

[25]	Ibid.

[26]	Focus Economics: Poland Economic Outlook (July 5, 2016)

[27]	CNBC.com: UPDATE 1-Polish economy grows at slowest pace in three years in Q3, http://www.cnbc.com/2016/11/15/reuters-america-update-1-polish-economy-grows-at-slowest-pace-in-three-years-in-q3.html

[28]	Ibid.

[29]	Leinonen Poland: Polish economy disappoints in Q3 Nov 16, https://leinonen.pl/news/news-2016/polish-economy-disappoints-in-q3

[30]	The Financial Times: Poland eases planned curbs on media but fails to end stand-off, https://www.ft.com/content/a2ab1646-c6d3-11e6-9043-7e34c07b46ef

[31]	Financial Times: Poland is a nation ill at ease with itself, https://www.ft.com/content/c7d7cb80-c908-11e6-8f29-9445cac8966f

[32]	Focus Economics: Russia Economic Outlook /Accessed August 14, 2016.

[33]	EconoTimes: Russian economy to shrink 0.6 pct in 2016; consumer demand unlikely to expand before Q3,http://www.econotimes.com/Russian-economy-to-shrink-06-pct-in-2016-consumer-demand-unlikely-to-expand-before-Q3-223986

[34]	The Brookings Institution: The Russian economy inches forward, https://www.brookings.edu/blog/future-development/2016/11/23/the-russian-economy-inches-forward/

[35]	Ibid.

[36]	VanEck research

[37]	Reuters: Vietnam’s economic growth slows to 6.4% y/y in Q3 2016, http://af.reuters.com/article/commoditiesNews/idAFL3N1C220A

[38]	Ibid.

[39]	ABC News: Mass fish kill in Vietnam solved as Taiwan steelmaker accepts responsibility for pollution, http://www.abc.net.au/news/2016-07-01/mass-fish-kill-in-vietnam-solved-as-steelmaker-admits-pollution/7559906

[40]	Bloomberg: Vietnam’s Economy Remains Outperformer as GDP Climbs 6.4%, https://www.bloomberg.com/news/articles/2016-09-29/vietnam-s-economy-expands-6-4-in-third-quarter-on-export-boom

[41]	Ibid.

[42]	Ibid.

[43]	Anadolu Agency: Vietnam economy growth slows for first time in 4 years, http://aa.com.tr/en/asia-pacific/vietnam-economy-growth-slows-for-first-time-in-4-years/715863

[44]	Ibid.
8

VANECK VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVAFKTR[1]	Share Price	NAV	MVAFKTR[1]
One Year	14.31%	13.94%	16.30%	14.31%	13.94%	16.30%
Five Year	(2.49)%	(2.44)%	(1.07)%	(11.86)%	(11.62)%	(5.26)%
Life*	(5.83)%	(5.67)%	(4.32)%	(39.88)%	(39.00)%	(31.22)%

*	Commencement of Fund: 7/10/08; First Day of Secondary Market Trading: 7/14/08

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVISTM GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

[1]	MVISTM GDP Africa Index (MVAFKTR) tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

9

VANECK VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVBRFTR[1]	Share Price	NAV	MVBRFTR[1]
One Year	59.73%	60.92%	61.63%	59.73%	60.92%	61.63%
Five Year	(12.63)%	(12.36)%	(11.72)%	(49.10)%	(48.29)%	(46.38)%
Life*	(1.12)%	(0.95)%	(0.29)%	(8.28)%	(7.02)%	(2.20)%

*	Commencement of Fund: 5/12/09; First Day of Secondary Market Trading: 5/14/09

[1]	MVISTM Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

10

VANECK VECTORS CHINAAMC CSI 300 ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	CSIR0300[1]	Share Price	NAV	CSIR0300[1]
One Year	(15.23)%	(16.16)%	(15.17)%	(15.23)%	(16.16)%	(15.17)%
Five Year	4.49%	5.51%	7.43%	24.54%	30.75%	43.07%
Life*	(0.14)%	(0.00)%	1.81%	(0.89)%	(0.03)%	11.80%

*	Commencement of Fund: 10/13/10; First Day of Secondary Market Trading: 10/14/10

[1]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

11

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	SZ399611[1]	Share Price	NAV	SZ399611[1]
One Year	(30.15)%	(30.04)%	(27.23)%	(30.15)%	(30.04)%	(27.23)%
Life*	6.59%	7.13%	10.67%	16.86%	18.31%	28.08%

*	Commencement of Fund: 7/23/14; First Day of Secondary Market Trading: 7/24/14

[1]	The SME-ChiNext 100 Index (SZ399611) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The Index is comprised of A-shares.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

12

VANECK VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVEGPTTR[1]	Share Price	NAV	MVEGPTTR[1]
One Year	(30.91)%	(33.30)%	(20.33)%	(30.91)%	(33.30)%	(20.33)%
Five Year	(4.10)%	(4.76)%	(0.60)%	(18.89)%	(21.62)%	(2.97)%
Life*	(12.89)%	(13.09)%	(10.79)%	(61.25)%	(61.86)%	(54.37)%

*	Commencement of Fund: 2/16/10; First Day of Secondary Market Trading: 2/18/10

[1]	MVISTM Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

13

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVSCIFTR[1]	Share Price	NAV	MVSCIFTR[1]
One Year	(4.44)%	(4.70)%	(4.82)%	(4.44)%	(4.70)%	(4.82)%
Five Year	4.39%	4.31%	4.86%	23.99%	23.48%	26.77%
Life*	(8.73)%	(8.64)%	(8.23)%	(44.02)%	(43.68)%	(42.04)%

*	Commencement of Fund: 8/24/10; First Day of Secondary Market Trading: 8/25/10

[1]	MVISTM India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

14

VANECK VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVIDXTR[1]	Share Price	NAV	MVIDXTR[1]
One Year	16.72%	17.49%	17.92%	16.72%	17.49%	17.92%
Five Year	(3.64)%	(3.57)%	(2.87)%	(16.94)%	(16.64)%	(13.54)%
Life*	14.46%	14.52%	15.43%	193.04%	194.21%	213.36%

*	Commencement of Fund: 1/15/09; First Day of Secondary Market Trading: 1/20/09

[1]	MVISTM Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

15

VANECK VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	BLSNTR[1]	Share Price	NAV	BLSNTR[1]
One Year	(5.24)%	(5.34)%	(5.12)%	(5.24)%	(5.34)%	(5.12)%
Life*	3.40%	3.42%	3.87%	12.47%	12.55%	14.28%

*	Commencement of Fund: 6/25/13; First Day of Secondary Market Trading: 6/26/13

[1]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

16

VANECK VECTORS POLAND ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVPLNDTR[1]	Share Price	NAV	MVPLNDTR[1]
One Year	2.86%	3.60%	3.06%	2.86%	3.60%	3.06%
Five Year	(1.69)%	(1.64)%	(1.51)%	(8.19)%	(7.96)%	(7.33)%
Life*	(5.44)%	(5.37)%	(5.08)%	(32.80)%	(32.41)%	(30.92)%

*	Commencement of Fund: 11/24/09; First Day of Secondary Market Trading: 11/25/09

[1]	MVISTM Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

17

VANECK VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRSXTR[1]	Share Price	NAV	MVRSXTR[1]
One Year	47.20%	45.91%	47.44%	47.20%	45.91%	47.44%
Five Year	(1.63)%	(1.56)%	(1.77)%	(7.91)%	(7.58)%	(8.57)%
Life*	(4.14)%	(4.22)%	(4.46)%	(33.60)%	(34.17)%	(35.74)%

*	Commencement of Fund: 4/24/07; First Day of Secondary Market Trading: 4/30/07

[1]	MVISTM Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

18

VANECK VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRSXJTR[1]	Share Price	NAV	MVRSXJTR[1]
One Year	103.56%	101.07%	103.80%	103.56%	101.07%	103.80%
Five Year	(2.37)%	(2.28)%	(2.08)%	(11.29)%	(10.88)%	(9.96)%
Life*	(9.37)%	(9.40)%	(9.20)%	(43.03)%	(43.12)%	(42.43)%

*	Commencement of Fund: 4/13/11; First Day of Secondary Market Trading: 4/14/11

[1]	MVISTM Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

19

VANECK VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVVNMTR[1]	Share Price	NAV	MVVNMTR[1]
One Year	(9.35)%	(9.78)%	(9.49)%	(9.35)%	(9.78)%	(9.49)%
Five Year	0.62%	0.26%	1.39%	3.13%	1.29%	7.16%
Life*	(6.37)%	(6.41)%	(5.61)%	(38.52)%	(38.73)%	(34.73)%

*	Commencement of Fund: 8/11/09; First Day of Secondary Market Trading: 8/14/09

[1]	MVISTM Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 21 for more information.

20

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index, and Vietnam Index are published by MV Index Solutions GmbH (MVIS), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The CSI 300 Index is published by China Securities Index Co., Ltd. and the SME-ChiNext Index is published by the Shenzhen Securities Information Co., Ltd, which is a subsidiary of the Shenzhen Stock Exchange. The Israel Index is published by BlueStar Global Investors, LLC (BlueStar).

BlueStar, CSI 300 Index, MVIS, and SME-ChiNext Index are “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

21

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22

		Beginning	Ending	Annualized	Expenses Paid
		Account	Account	Expense	During the Period*
		Value	Value	Ratio	July 1, 2016-
		July 1, 2016	December 31, 2016	During Period	December 31, 2016
Africa Index ETF
	Actual	$1,000.00	$1,020.50	0.78%	$3.96
	Hypothetical**	$1,000.00	$1,021.22	0.78%	$3.96
Brazil Small-Cap ETF
	Actual	$1,000.00	$1,110.40	0.59%	$3.13
	Hypothetical**	$1,000.00	$1,022.17	0.59%	$3.00
ChinaAMC CSI 300 ETF
	Actual	$1,000.00	$1,008.00	0.70%	$3.53
	Hypothetical**	$1,000.00	$1,021.62	0.70%	$3.56
ChinaAMC SME-ChiNext ETF
	Actual	$1,000.00	$862.10	0.79%	$3.70
	Hypothetical**	$1,000.00	$1,021.17	0.79%	$4.01
Egypt Index ETF
	Actual	$1,000.00	$730.70	1.06%	$4.61
	Hypothetical**	$1,000.00	$1,019.81	1.06%	$5.38
India Small-Cap Index ETF
	Actual	$1,000.00	$979.90	0.73%	$3.63
	Hypothetical**	$1,000.00	$1,021.47	0.73%	$3.71
Indonesia Index ETF
	Actual	$1,000.00	$991.70	0.57%	$2.85
	Hypothetical**	$1,000.00	$1,022.27	0.57%	$2.90
Israel ETF
	Actual	$1,000.00	$1,022.90	0.60%	$3.05
	Hypothetical**	$1,000.00	$1,022.12	0.60%	$3.05
Poland ETF
	Actual	$1,000.00	$1,065.70	0.60%	$3.12
	Hypothetical**	$1,000.00	$1,022.12	0.60%	$3.05
Russia ETF
	Actual	$1,000.00	$1,224.10	0.67%	$3.75
	Hypothetical**	$1,000.00	$1,021.77	0.67%	$3.40
Russia Small-Cap ETF
	Actual	$1,000.00	$1,451.50	0.77%	$4.74
	Hypothetical**	$1,000.00	$1,021.27	0.77%	$3.91
Vietnam ETF
	Actual	$1,000.00	$906.00	0.60%	$2.87
	Hypothetical**	$1,000.00	$1,022.12	0.60%	$3.05
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2016), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses

See Notes to Financial Statements

23

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number
of Shares		Value

COMMON STOCKS: 98.3%
Canada: 10.6%
483,811	Africa Oil Corp. (SEK) * #	$964,221
240,260	B2Gold Corp. (USD) *	569,416
136,056	First Quantum Minerals Ltd.	1,354,422
423,675	IAMGOLD Corp. (USD) *	1,631,149
915,178	Ivanhoe Mines Ltd. *	1,733,382
229,938	Semafo, Inc. *	757,858
		7,010,448
Egypt: 13.2%
1,368,812	Commercial International Bank Egypt SAE (GDR) # Reg S	4,983,018
782,662	Egyptian Financial Group-Hermes Holding SAE * #	1,101,627
988,928	Global Telecom Holding SAE (GDR) * # Reg S	1,838,180
1,699,554	Talaat Moustafa Group	855,870
		8,778,695
Kenya: 3.6%
12,948,200	Safaricom Ltd.	2,419,811
Mauritius: 1.8%
466,077	Rockcastle Global Real Estate Co. Ltd.	1,175,843
Morocco: 10.5%
51,872	Attijariwafa Bank	2,116,701
68,815	Banque Centrale Populaire	1,937,100
40,657	Banque Marocaine du Commerce Exterieur	895,812
141,068	Maroc Telecom #	1,979,243
		6,928,856
Nigeria: 10.2%
32,110,954	Guaranty Trust Bank Plc #	2,520,359
319,987	Nestle Nigeria Plc #	823,429
4,152,511	Nigerian Breweries Plc #	1,948,867
31,165,290	Zenith Bank Ltd. #	1,458,566
		6,751,221
Singapore: 1.9%
4,149,500	Golden Agri-Resources Ltd. #	1,231,503
South Africa: 30.1%
86,258	African Bank Investments Ltd. * # §	0
30,179	Al Noor Hospitals Group Plc (GBP) #	287,423
5,167	Anglo American Platinum Ltd. * #	99,001
25,600	AngloGold Ashanti Ltd. (ADR) *	269,056
28,225	Aspen Pharmacare Holdings Ltd. #	583,955
21,369	AVI Ltd.	142,762
31,750	Barclays Africa Group Ltd. #	391,383
11,856	Barloworld Ltd. #	101,824
22,786	Bid Corp Ltd. #	405,595
22,786	Bidvest Group Ltd. #	301,321
4,633	Capitec Bank Holdings Ltd. #	234,837
12,434	Clicks Group Ltd.	105,018
20,108	Coronation Fund Managers Ltd. #	103,295
30,450	Discovery Ltd. #	254,676
10,499	EOH Holdings Ltd.	125,635
11,852	Exxaro Resources Ltd. #	76,857
273,599	FirstRand Ltd. #	1,060,303
59,415	Fortress Income Fund Ltd. #	140,574
11,280	Foschini Group Ltd. #	130,799
46,509	Gold Fields Ltd. (ADR)	139,992
Number
of Shares		Value

South Africa: (continued)
31,358	Impala Platinum Holdings Ltd. * #	$96,895
10,468	Imperial Holdings Ltd. #	139,085
18,958	Investec Ltd. #	124,908
45,166	Investec PCL (GBP) #	297,007
8,475	Liberty Holdings Ltd. #	68,314
69,098	Life Healthcare Group Holdings Ltd. #	164,320
82,286	MMI Holdings Ltd. #	141,129
8,553	Mondi Ltd. #	174,800
16,892	Mr Price Group Ltd. #	196,775
107,074	MTN Group Ltd. #	984,872
31,300	Naspers Ltd. #	4,589,171
13,388	Nedbank Group Ltd. #	232,725
70,049	Netcare Ltd. #	163,497
36,161	Pick n Pay Stores Ltd. † #	168,437
11,339	Pioneer Foods Ltd.	127,668
9,246	PSG Group Ltd. #	147,145
60,817	Rand Merchant Investment Holdings Ltd. #	176,303
38,257	Remgro Ltd. † #	623,425
51,641	RMB Holdings Ltd. #	250,668
124,537	Sanlam Ltd. #	572,109
19,865	Sappi Ltd. * #	130,148
40,281	Sasol Ltd. (ADR)	1,151,634
33,522	Shoprite Holdings Ltd. #	420,765
11,266	Sibanye Gold Ltd. (ADR) †	79,538
13,085	Spar Group Ltd.	190,012
95,825	Standard Bank Group Ltd. #	1,059,679
240,806	Steinhoff International Holdings NV † #	1,253,544
22,489	Telkom SA SOC Ltd. #	121,094
12,547	Tiger Brands Ltd. #	364,273
22,331	Truworths International Ltd.	130,100
28,511	Vodacom Group Ltd. #	317,215
72,063	Woolworths Holdings Ltd. #	374,460
		19,986,021
United Kingdom: 14.6%
84,262	Anglo American Plc * #	1,193,664
1,628,983	Cenatamin Plc #	2,764,594
322,032	Old Mutual Plc #	823,337
29,357	Randgold Resources Ltd. (ADR)	2,241,113
689,507	Tullow Oil Plc * † #	2,664,739
		9,687,447
United States: 1.8%
107,142	Kosmos Energy Ltd. *	751,065
5,246	Royal Caribbean Cruises Ltd.	430,382
		1,181,447
Total Common Stocks (Cost: $61,022,990)		65,151,292
REAL ESTATE INVESTMENT TRUSTS: 1.5%
South Africa: 1.5%
202,125	Growthpoint Properties Ltd. #	382,194
17,527	Hyprop Investments Ltd. #	149,893
347,312	Redefine Properties Ltd. #	284,023
20,727	Resilient REIT Ltd. #	173,442
Total Real Estate Investment Trusts (Cost: $1,002,885)		989,552
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $62,025,875)		66,140,844

See Notes to Financial Statements

24

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.5%
Repurchase Agreements: 4.5%
$1,000,000	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.53%, due 1/3/17, proceeds $1,000,059; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $1,020,000 including accrued interest)	$1,000,000
1,000,000	Repurchase agreement dated 12/30/16 with HSBC Securities USA, Inc., 0.45%, due 1/3/17, proceeds $1,000,050; (collateralized by various U.S. government and agency obligations, 0.88% to 3.00%, due 5/15/17 to 5/15/46, valued at $1,020,000 including accrued interest)	1,000,000
Principal Amount		Value

Repurchase Agreements: (continued)
$24,891	Repurchase agreement dated 12/30/16 with J.P. Morgan Securities LLC, 0.50%, due 1/3/17, proceeds $24,892; (collateralized by various U.S. government and agency obligations, 0.00% to 1.38%, due 4/13/17 to 8/31/21, valued at $25,389 including accrued interest)	$24,891
1,000,000	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc., 0.50%, due 1/3/17, proceeds $1,000,056; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $3,024,891)		3,024,891
Total Investments: 104.3% (Cost: $65,050,766)		69,165,735
Liabilities in excess of other assets: (4.3)%		(2,869,674)
NET ASSETS: 100.0%		$66,296,061

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,853,962.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $44,809,505 which represents 67.6% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	11.0%	$7,244,316
Consumer Staples	9.0	5,928,329
Energy	6.7	4,456,882
Financials	32.6	21,574,426
Health Care	1.8	1,199,195
Industrials	0.6	403,145
Information Technology	0.2	125,635
Materials	21.7	14,386,662
Real Estate	4.8	3,161,839
Telecommunication Services	11.6	7,660,415
	100.0%	$66,140,844

See Notes to Financial Statements

25

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Canada	$6,046,227	$964,221	$—	$7,010,448
Egypt	855,870	7,922,825	—	8,778,695
Kenya	2,419,811	—	—	2,419,811
Mauritius	1,175,843	—	—	1,175,843
Morocco	4,949,613	1,979,243	—	6,928,856
Nigeria	—	6,751,221	—	6,751,221
Singapore	—	1,231,503	—	1,231,503
South Africa	2,461,415	17,524,606	0	19,986,021
United Kingdom	2,241,113	7,446,334	—	9,687,447
United States	1,181,447	—	—	1,181,447
Real Estate Investment Trusts
South Africa	—	989,552	—	989,552
Repurchase Agreements	—	3,024,891	—	3,024,891
Total	$21,331,339	$47,834,396	$0	$69,165,735

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $5,844,274 and transfers from Level 2 to Level 1 were $4,615,209 These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2016:

	Common Stocks
	South Africa	United Kingdom
Balance as of December 31, 2015	$213	$1,420
Realized gain (loss)	—	(1,236,572)
Net change in unrealized appreciation (depreciation)	(213)	1,235,152
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2016	$0	$—

See Notes to Financial Statements

26

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 81.5%
Automobiles & Components: 1.9%
132,400	Mahle-Metal Leve SA Industria e Comercio	$844,509
193,400	Tupy SA	713,655
		1,558,164
Capital Goods: 1.0%
221,950	Iochpe Maxion SA	795,138
Commercial & Professional Services: 2.2%
38,061	Atento SA (USD) *	289,264
198,200	Valid Solucoes SA #	1,499,882
		1,789,146
Consumer Durables & Apparel: 11.2%
116,050	Arezzo Industria e Comercio SA	893,543
673,950	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,126,607
301,850	Even Construtora e Incorporadora SA	343,148
289,594	EZ Tec Empreendimentos e Participacoes SA	1,392,493
320,750	Grendene SA	1,732,505
825,100	MRV Engenharia e Participacoes SA	2,773,403
		9,261,699
Consumer Services: 4.5%
351,250	CVC Brasil Operadora e Agencia de Viagens SA #	2,557,724
111,350	GAEC Educacao SA	466,310
129,300	Ser Educacional SA Reg S 144A	741,706
		3,765,740
Energy: 6.0%
460,834	Cosan Ltd. (Class A) (USD)	3,460,863
67,800	Modec, Inc. #	1,080,718
274,450	QGEP Participacoes SA	449,448
		4,991,029
Food, Beverage & Tobacco: 6.3%
209,032	Adecoagro SA (USD) *	2,169,752
681,450	Marfrig Alimentos SA *	1,383,963
297,050	Minerva SA *	1,108,906
129,300	SLC Agricola SA	574,852
		5,237,473
Health Care Equipment & Services: 12.8%
173,900	Alliar Medicos A Frente SA *	782,756
285,100	Fleury SA #	3,122,812
712,850	Odontoprev SA	2,759,674
671,400	Qualicorp SA	3,971,011
		10,636,253
Insurance: 0.9%
181,600	FPC Par Corretora de Seguros SA	751,017
Materials: 3.6%
1,071,025	Duratex SA *	2,237,678
95,950	Magnesita Refratarios SA *	700,161
		2,937,839
Media: 2.9%
174,400	Smiles SA #	2,396,814
Number of Shares		Value

Real Estate: 3.3%
223,223	Aliansce Shopping Centers SA	$991,051
51,300	BR Properties SA	118,214
200,550	Iguatemi Empresa de Shopping Centers SA	1,643,368
		2,752,633
Retailing: 7.0%
376,300	B2W Cia Global Do Varejo *	1,179,298
242,350	Cia Hering SA	1,125,859
26,850	Magazine Luiza SA *	875,861
799,350	Via Varejo SA	2,640,186
		5,821,204
Software & Services: 5.6%
375,150	Linx SA	1,999,832
359,950	Totvs SA	2,658,678
		4,658,510
Telecommunication Services: 1.2%
1,264,100	Oi SA *	1,021,471
Transportation: 3.6%
691,890	EcoRodovias Infraestrutura e Logistica SA	1,751,674
30,786	Gol Linhas Aereas Inteligentes SA (ADR) * †	419,305
142,350	Julio Simoes Logistica SA	392,756
168,159	Prumo Logistica SA *	395,249
		2,958,984
Utilities: 7.5%
404	Alupar Investimento SA	1,008
499,437	Alupar Investimento SA	2,624,012
191,896	Cia de Saneamento de Minas Gerais SA	2,152,027
266,550	Light SA	1,421,731
		6,198,778
Total Common Stocks (Cost: $59,564,336)		67,531,892
PREFERRED STOCKS: 16.3%
Banks: 1.1%
208,446	Banco ABC Brasil SA	892,141
Capital Goods: 1.3%
1,249,350	Marcopolo SA	1,051,777
Consumer Durables & Apparel: 2.1%
558,955	Alpargatas SA	1,719,095
Financials: 1.6%
434,250	Banco do Estado do Rio Grande do Sul SA	1,376,920
Materials: 6.8%
648,300	Bradespar SA	2,957,955
1,817,600	Metalurgica Gerdau SA *	2,680,579
		5,638,534
Utilities: 3.4%
2,302	Alupar Investimento SA	3,112
428,250	Cia Energetica de Sao Paulo	1,775,000
305,050	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,058,166
		2,836,278
Total Preferred Stocks (Cost: $10,096,869)		13,514,745

See Notes to Financial Statements

27

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 2.0% (Cost: $1,882,064)
Real Estate: 2.0%
56,219	FII BTG Pactual Corporate Office Fund	$1,649,588
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $71,543,269)		82,696,225
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.1% (Cost: $78,176)
Repurchase Agreement: 0.1%
$78,176	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $78,181; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $79,740 including accrued interest)	$78,176
Total Investments: 99.9% (Cost: $71,621,445)		82,774,401
Other assets less liabilities: 0.1%		123,299
NET ASSETS: 100.0%		$82,897,700

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $72,186.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $10,657,950 which represents 12.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $741,706, or 0.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	29.7%	$24,522,716
Consumer Staples	6.3	5,237,473
Energy	6.0	4,991,029
Financials	5.7	4,669,666
Health Care	12.9	10,636,253
Industrials	8.0	6,595,045
Information Technology	5.6	4,658,510
Materials	10.4	8,576,373
Real Estate	3.3	2,752,633
Telecommunication Services	1.2	1,021,471
Utilities	10.9	9,035,056
	100.0%	$82,696,225

See Notes to Financial Statements

28

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$1,558,164	$—	$—	$1,558,164
Capital Goods	795,138	—	—	795,138
Commercial & Professional Services	289,264	1,499,882	—	1,789,146
Consumer Durables & Apparel	9,261,699	—	—	9,261,699
Consumer Services	1,208,016	2,557,724	—	3,765,740
Energy	3,910,311	1,080,718	—	4,991,029
Food, Beverage & Tobacco	5,237,473	—	—	5,237,473
Health Care Equipment & Services	7,513,441	3,122,812	—	10,636,253
Insurance	751,017	—	—	751,017
Materials	2,937,839	—	—	2,937,839
Media	—	2,396,814	—	2,396,814
Real Estate	2,752,633	—	—	2,752,633
Retailing	5,821,204	—	—	5,821,204
Software & Services	4,658,510	—	—	4,658,510
Telecommunication Services	1,021,471	—	—	1,021,471
Transportation	2,958,984	—	—	2,958,984
Utilities	6,198,778	—	—	6,198,778
Preferred Stock*	13,514,745	—	—	13,514,745
Real Estate Investment Trust*	1,649,588	—	—	1,649,588
Repurchase Agreement	—	78,176	—	78,176
Total	$72,038,275	$10,736,126	$—	$82,774,401

*	See Schedule of Investments for security type and industry sector breakouts.

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $6,580,440. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

29

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.7%
Automobiles & Components: 2.7%
35,181	Byd Co. Ltd. #	$250,401
22,509	China Shipbuilding Industry Group Power Co Ltd * #	98,430
126,085	Chongqing Changan Automobile Co. Ltd. #	269,855
11,700	Chongqing Sokon Industry Group Co Ltd *	44,908
52,600	FAW Car Co. Ltd. #	81,891
90,600	Fuyao Glass Industry Group Co. Ltd. #	241,814
77,974	Great Wall Motor Co. Ltd. #	123,563
81,573	Huayu Automotive Systems Co. Ltd. #	186,429
213,863	SAIC Motor Corp. Ltd. #	718,433
74,160	Wanxiang Qianchao Co. Ltd. #	140,791
58,900	Zhejiang Wanfeng Auto Wheel Co Ltd #	166,700
		2,323,215
Banks: 17.8%
2,471,400	Agricultural Bank of China Ltd #	1,099,054
786,446	Bank of Beijing Co. Ltd. #	1,100,998
1,362,600	Bank of China Ltd. #	672,391
1,776,316	Bank of Communications Co. Ltd. #	1,469,264
235,037	Bank of Nanjing Co. Ltd. #	365,165
126,104	Bank of Ningbo Co. Ltd. #	300,936
198,100	China CITIC Bank Corp. Ltd. #	182,161
434,200	China Construction Bank Corp. #	338,721
1,029,500	China Everbright Bank Co. Ltd. #	577,338
666,860	China Merchants Bank Co. Ltd. #	1,683,250
1,528,455	China Minsheng Banking Corp. Ltd. #	1,989,454
345,380	Huaxia Bank Co. Ltd. #	537,391
1,394,404	Industrial & Commercial Bank of China Ltd. #	882,140
862,191	Industrial Bank Co. Ltd. #	1,995,790
555,009	Ping An Bank Co. Ltd. #	724,517
559,034	Shanghai Pudong Development Bank Co. Ltd. #	1,298,911
		15,217,481
Capital Goods: 12.0%
29,600	AVIC Aero-Engine Controls Co. Ltd. #	104,849
89,500	AVIC Aircraft Co. Ltd. #	272,386
50,400	AVIC Aviation Engine Corp. Plc #	236,255
15,200	AVIC Helicopter Co. Ltd. #	105,438
34,099	China Avionics Systems Co. Ltd. #	90,644
138,975	China Baoan Group Co. Ltd. #	206,344
98,724	China Communications Construction Co. Ltd. #	214,661
44,500	China CSSC Holdings Ltd. #	175,968
178,600	China Gezhouba Group Co. Ltd. #	234,949
48,932	China International Marine Containers Group Co. Ltd. #	102,515
33,900	China Nuclear Engineering Corp Ltd *	83,648
297,500	China Railway Construction Corp. Ltd. #	510,013
481,908	China Railway Group Ltd. #	611,791
593,500	China Shipbuilding Industry Co. Ltd. * #	602,732
38,200	China Spacesat Co. Ltd. #	170,842
969,791	China State Construction Engineering Corp. Ltd. #	1,230,993
84,200	CITIC Heavy Industries Co. Ltd. #	67,678
592,645	CRRC Corp. Ltd. #	829,663
Number of Shares		Value

Capital Goods: (continued)
21,200	CSSC Offshore and Marine Engineering Group Co. Ltd. #	$90,163
80,500	Dongfang Electric Corp. Ltd. # §	127,662
28,300	Guoxuan High-Tech Co. Ltd. #	125,531
55,100	Han’s Laser Technology Co. Ltd. #	178,425
54,775	Luxshare Precision Industry Co. Ltd. #	162,866
315,000	Metallurgical Corp of China Ltd. #	210,311
94,211	NARI Technology Co. Ltd. # §	224,465
266,800	Power Construction Corp. of China Ltd. #	277,324
246,000	Sany Heavy Industry Co. Ltd. #	215,035
230,545	Shanghai Construction Group Co. Ltd. #	156,261
151,200	Shanghai Electric Group Co. Ltd. * # §	193,944
122,000	Shanghai Tunnel Engineering Co. Ltd. #	192,427
24,219	Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. #	68,510
62,249	Shenzhen Inovance Technology Co. Ltd. #	181,301
70,600	Siasun Robot & Automation Co. Ltd. #	216,234
102,561	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	143,869
209,662	TBEA Co. Ltd. #	274,349
107,000	Tian Di Science & Technology Co. Ltd. #	76,241
156,600	Weichai Power Co. Ltd. #	223,474
274,500	XCMG Construction Machinery Co. Ltd. * #	132,943
109,951	Xiamen C & D, Inc. #	168,582
101,200	Xinjiang Goldwind Science & Technology Co. Ltd. #	247,984
25,600	Zhejiang Chint Electrics Co Ltd #	73,368
85,853	Zhengzhou Yutong Bus Co. Ltd. #	241,073
284,000	Zoomlion Heavy Industry Science and Technology Co. Ltd. #	184,724
		10,238,435
Commercial & Professional Services: 1.2%
69,200	Beijing Orient Landscape Co. Ltd. #	140,041
121,141	Beijing Originwater Technology Co. Ltd. #	303,910
90,428	BlueFocus Communication Group Co. Ltd. #	131,665
95,000	Eternal Asia Supply Chain Management Ltd. #	147,700
99,700	Jihua Group Corp. Ltd. #	131,449
33,180	Sound Environmental Co. Ltd. #	156,727
		1,011,492
Consumer Durables & Apparel: 3.8%
311,128	Gree Electric Appliances, Inc. #	1,096,676
33,800	Guangdong Alpha Animation and Culture Co. Ltd. #	109,832
50,740	Hisense Electric Co. Ltd. #	124,399
41,500	Leo Group Co Ltd #	94,868
290,795	Midea Group Co. Ltd. #	1,173,458
197,100	Qingdao Haier Co. Ltd. #	279,185
238,800	Sichuan Changhong Electric Co. Ltd. * #	142,940
478,500	TCL Corp. #	226,263
		3,247,621

See Notes to Financial Statements

30

Number of Shares		Value

Consumer Services: 0.7%
31,600	China International Travel Service Corp. Ltd. #	$196,389
10,400	Shanghai Jinjiang International Hotels Development Co Ltd #	43,874
212,220	Shenzhen Overseas Chinese Town Co. Ltd. #	211,324
37,600	Songcheng Performance Development Co. Ltd. #	112,740
		564,327
Diversified Financials: 9.5%
57,200	Anxin Trust Co. Ltd. #	193,759
290,186	AVIC Capital Co. Ltd. #	254,179
121,100	Bohai Financial Investment Holding Co. Ltd. *	124,288
147,900	China Merchants Securities Co. Ltd. #	345,539
508,800	CITIC Securities Co. Ltd. #	1,168,768
71,300	Dongxing Securities Co. Ltd. #	204,756
126,271	Everbright Securities Co. Ltd. #	288,906
15,600	First Capital Securities Co. Ltd. #	77,599
266,150	Founder Securities Co. Ltd. #	289,461
295,750	Guotai Junan Securities Co. Ltd. #	787,298
159,030	Guoyuan Securities Co. Ltd. #	353,786
523,135	Haitong Securities Co. Ltd. #	1,179,248
211,204	Huatai Securities Co. Ltd. #	539,263
303,018	Industrial Securities Co. Ltd. #	332,067
201,300	Orient Securities Co. Ltd. #	447,402
440,635	Pacific Securities Co. Ltd. #	324,857
71,600	SDIC Essence Holdings Co. Ltd. #	160,005
389,038	Shenwan Hongyuan Group Co. Ltd. # §	349,147
136,900	Sinolink Securities Co. Ltd. #	255,236
135,800	SooChow Securities Co. Ltd. #	257,482
182,428	Southwest Securities Co. Ltd. #	186,273
		8,119,319
Energy: 2.4%
137,076	China Merchants Energy Shipping Co. Ltd. #	96,962
679,600	China Petroleum & Chemical Corp. #	526,767
127,910	China Shenhua Energy Co. Ltd. #	296,508
202,500	Guanghui Energy Co. Ltd. * #	135,478
142,880	Offshore Oil Engineering Co. Ltd. #	150,936
314,000	PetroChina Co. Ltd. #	357,757
118,607	Shaanxi Coal Industry Co. Ltd. * #	82,298
101,900	Shanxi Xishan Coal & Electricity Power Co. Ltd. #	123,156
116,800	Sinopec Oilfield Service Corp. * #	68,541
321,310	Wintime Energy Co. Ltd. #	184,693
24,900	Yanzhou Coal Mining Co. Ltd. #	38,735
		2,061,831
Financials: 2.0%
214,500	Changjiang Securities Co. Ltd. #	314,119
191,356	GF Securities Co. Ltd. #	461,763
76,200	Guoyuan Securities Co. Ltd. #	216,862
90,748	Northeast Securities Co. Ltd. #	160,637
192,622	Sealand Securities Co. Ltd. # §	190,781
73,200	Shanxi Securities Co. Ltd. #	125,870
90,408	Western Securities Co. Ltd. #	268,784
		1,738,816
Number of Shares		Value

Food & Staples Retailing: 0.4%
51,900	Shanghai Bailian Group Co. Ltd. * #	$106,816
43,900	Shenzhen Agricultural Products Co. Ltd. #	77,802
247,456	Yonghui Superstores Co. Ltd. #	174,224
		358,842
Food, Beverage & Tobacco: 5.5%
132,575	Beijing Dabeinong Technology Group Co. Ltd. #	134,788
66,300	COFCO Tunhe Co. Ltd. #	118,421
28,700	Fujian Sunner Development Co. Ltd. * #	87,261
63,967	Henan Shuanghui Investment & Development Co. Ltd. #	191,953
392,100	Inner Mongolia Yili Industrial Group Co. Ltd. #	988,746
38,999	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	394,619
32,526	Kweichow Moutai Co. Ltd. #	1,558,649
45,293	Luzhou Laojiao Co. Ltd. #	214,129
120,600	MeiHua Holdings Group Co. Ltd. #	112,626
26,700	Muyuan Foodstuff Co Ltd #	89,051
134,700	New Hope Liuhe Co. Ltd. #	155,437
11,600	Shanghai Bairun Investment Holding Group Co. Ltd. * #	33,615
122,700	Wuliangye Yibin Co. Ltd. #	606,422
		4,685,717
Health Care Equipment & Services: 0.9%
26,041	Aier Eye Hospital Group Co. Ltd. #	111,558
15,678	Huadong Medicine Co. Ltd. #	161,988
46,465	Searainbow Holding Corp. * #	280,220
74,573	Shanghai Pharmaceuticals Holding Co. Ltd. #	209,002
		762,768
Household & Personal Products: 0.1%
47,100	By-health Co. Ltd. #	80,559
Insurance: 6.0%
107,711	China Life Insurance Co. Ltd. #	371,793
203,217	China Pacific Insurance Group Co. Ltd. #	807,916
53,976	New China Life Insurance Co. Ltd. #	338,387
700,300	Ping An Insurance Group Co. of China Ltd. #	3,554,768
		5,072,864
Materials: 6.1%
425,100	Aluminum Corporation of China Ltd. * #	256,702
129,300	Anhui Conch Cement Co. Ltd. #	314,162
319,100	Baoshan Iron & Steel Co. Ltd. #	289,855
159,536	Beijing Kangde Xin Composite Material Co. Ltd. #	436,972
38,300	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	253,861
76,200	China Hainan Rubber Industry Group Co. Ltd. * #	75,858
251,200	China Molybdenum Co. Ltd. #	133,993
140,970	China Northern Rare Earth Group High-Tech Co. Ltd. #	247,533
274,600	Hebei Iron & Steel Co. Ltd. #	131,453
82,600	Hubei Biocause Pharmaceutical Co Ltd #	90,536

See Notes to Financial Statements

31

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Materials: (continued)
163,616	Inner Mongolia Junzheng Energy & Chemical Industry Co. Ltd. #	$108,810
631,500	Inner Mongolian Baotou Steel Union Co. Ltd. * #	252,508
53,700	Jiangxi Copper Co. Ltd. #	128,395
62,600	Jinduicheng Molybdenum Co. Ltd. * #	68,512
101,500	Kingenta Ecological Engineering Group Co. Ltd. #	114,873
19,200	Luxin Venture Capital Group Co. Ltd. #	62,168
48,016	Qinghai Salt Lake Industry Co. Ltd. #	131,056
48,000	Shandong Gold Mining Co. Ltd. #	247,737
100,100	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. #	158,867
141,705	Sinopec Shanghai Petrochemical Co. Ltd. #	130,549
38,600	Tianqi Lithium Industries, Inc. #	179,202
432,700	Tongling Nonferrous Metals Group Co. Ltd. * #	190,776
69,875	Wanhua Chemical Group Co. Ltd. #	215,549
326,300	Wuhan Iron & Steel Co. Ltd. * #	159,267
141,360	Xinxing Ductile Iron Pipes Co. Ltd. #	104,649
147,200	Zhejiang Longsheng Group Co. Ltd. #	194,075
111,546	Zhongjin Gold Corp. Ltd. * #	190,829
715,200	Zijin Mining Group Co. Ltd. #	340,216
		5,208,963
Media: 2.3%
56,920	Beijing Enlight Media Co. Ltd. #	79,627
45,000	Beijing Gehua CATV Network Co. Ltd. #	98,723
35,600	Chinese Universe Publishing and Media Co. Ltd. #	102,974
177,350	CITIC Guoan Information Industry Co. Ltd. #	232,925
130,400	Huawen Media Investment Group Corp. #	210,757
108,054	Huayi Brothers Media Corp. #	170,270
73,300	Hunan TV & Broadcast Intermediary Co. Ltd. #	150,928
100,480	Jiangsu Broadcasting Cable Information Network Corp. Ltd. * #	162,621
49,400	Jiangsu Phoenix Publishing and Media Corp. Ltd. #	74,100
84,913	Shanghai Oriental Pearl Media Co. Ltd. #	283,428
30,400	Wanda Cinema Line Co. Ltd. #	235,495
37,030	Wasu Media Holding Co. Ltd. #	94,933
45,140	Zhejiang Huace Film & TV Co. Ltd. #	73,381
		1,970,162
Pharmaceuticals, Biotechnology: 4.1%
29,800	Aurora Optoelectronics Co. Ltd. * #	115,104
35,500	Beijing Tongrentang Co. Ltd. #	159,624
179,700	Guangxi Wuzhou Zhongheng Group Co. Ltd. * #	117,922
36,361	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. #	124,887
27,400	Guizhou Bailing Group Pharmaceutical Co. Ltd. #	74,305
36,060	Hualan Biological Engineering, Inc. #	184,653
91,056	Jiangsu Hengrui Medicine Co. Ltd. #	594,304
Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
46,300	Jilin Aodong Medicine Industry Groups Co. Ltd. #	$205,445
191,858	Kangmei Pharmaceutical Co. Ltd. #	491,002
33,800	Shandong Dong-E E-Jiao Co. Ltd. #	260,876
65,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	215,471
64,160	Shanghai RAAS Blood Products Co. Ltd. #	212,439
41,936	Tasly Pharmaceutical Group Co. Ltd. #	249,402
64,351	Tonghua Dongbao Pharmaceutical Co. Ltd. #	202,346
29,560	Yunnan Baiyao Group Co. Ltd. #	322,566
		3,530,346
Real Estate: 5.6%
66,700	Beijing Capital Development Co. Ltd. #	112,943
57,274	China Fortune Land Development Co. Ltd. #	196,293
153,259	China Merchants Shekou Industrial Zone Co. Ltd. #	361,105
440,100	China Vanke Co. Ltd. #	1,305,468
77,300	Financial Street Holdings Co. Ltd. #	114,228
58,400	Future Land Holdings Co Ltd	98,499
145,501	Gemdale Corp. #	271,651
157,300	Greenland Holdings Corp. Ltd. #	196,799
460,004	Poly Real Estate Group Co. Ltd. #	603,323
84,300	RiseSun Real Estate Development Co. Ltd. #	95,067
47,840	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. #	151,389
100,290	Shanghai SMI Holding Co. Ltd. * # §	284,660
50,101	Shanghai Zhangjiang High-Tech Park Development Co. Ltd. #	127,324
78,500	Suning Universal Co. Ltd. #	97,208
104,700	Sunshine City Group Co Ltd #	83,733
222,400	Xinhu Zhongbao Co. Ltd. #	132,736
99,253	Youngor Group Co. Ltd. #	198,824
176,000	Zhejiang China Commodities City Group Co. Ltd. #	218,298
143,900	Zhongtian Urban Development Group Co. Ltd. # §	129,069
		4,778,617
Retailing: 1.1%
106,700	China Grand Automotive Services Co Ltd * #	130,839
79,100	Liaoning Cheng Da Co. Ltd. * #	203,421
302,100	Pang Da Automobile Trade Co. Ltd. * #	119,935
240,800	Suning Commerce Group Co. Ltd. #	394,921
74,240	Wuchan Zhongda Group Co. Ltd. #	109,818
		958,934
Semiconductor: 0.4%
131,823	Sanan Optoelectronics Co. Ltd. #	252,902
71,880	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. # §	90,584
		343,486

See Notes to Financial Statements

32

Number of Shares		Value

Software & Services: 3.9%
71,600	Aisino Co. Ltd. #	$204,610
59,120	Anhui USTC iFlytek Co. Ltd. #	229,225
66,300	Beijing Jetsen Technology Co Ltd #	97,943
20,706	Beijing Shiji Information Technology Co. Ltd. #	72,277
88,700	Beijing Ultrapower Software Co. Ltd. #	117,414
60,900	DHC Software Co. Ltd. #	203,672
17,800	Digital China Information Service Co Ltd #	54,029
138,040	East Money Information Co. Ltd. #	334,331
13,900	Hithink RoyalFlush Information Network Co. Ltd. #	136,743
17,000	Hundsun Technologies, Inc. #	114,552
15,000	Hundsun Technologies, Inc. #	101,076
62,900	Leshi Internet Information and Technology Corp. # §	323,231
64,342	Neusoft Corp. #	181,249
125,423	Ourpalm Co. Ltd. #	166,018
35,700	People.cn Co. Ltd. #	90,336
62,500	Shanghai 2345 Network Holding Group Co. Ltd. #	101,344
17,700	Shenzhen Infogem Technologies Co. Ltd. #	52,893
32,400	Shenzhen Kingdom Sci-Tech Co. Ltd. #	116,463
30,669	Wangsu Science & Technology Co. Ltd. #	235,663
46,800	Wonders Information Co. Ltd. #	135,537
47,364	Yonyou Network Technology Co. Ltd. #	141,132
22,300	Youzu Interactive Co Ltd #	84,464
		3,294,202
Technology Hardware & Equipment: 4.5%
94,500	Beijing Xinwei Telecom Technology Group Co. Ltd. # §	196,935
1,536,400	BOE Technology Group Co. Ltd. #	629,796
50,300	China Security & Fire Co Ltd # §	125,847
121,300	Dongxu Optoelectronic Technology Co. Ltd. #	195,625
33,822	Fiberhome Telecommunication Technologies Co Ltd #	122,080
39,500	Focus Media Information Technology Co. Ltd. #	80,729
59,200	GoerTek, Inc. #	224,721
52,300	GRG Banking Equipment Co. Ltd. #	99,534
111,000	Guangzhou Haige Communications Group, Inc. Co. #	185,392
118,376	Hangzhou Hikvision Digital Technology Co. Ltd. #	403,545
38,800	Inspur Electronic Information Industry Co. Ltd. #	117,866
63,000	Jiangsu Protruly Vision Technology Group Co. Ltd. * #	119,421
49,160	Shenzhen O-film Tech Co. Ltd. #	241,312
110,600	Suzhou Victory Precision Manufacture Co. Ltd. #	131,007
23,500	Tongfang Guoxin Electronics Co. Ltd. #	110,910
115,000	Tsinghua Tongfang Co. Ltd. #	227,980
9,400	Tsinghua Unisplendour Co Ltd #	77,199
93,695	Zhejiang Dahua Technology Co. Ltd. #	183,668
153,820	ZTE Corp. #	351,657
		3,825,224
Number of Shares		Value

Telecommunication Services: 1.0%
548,178	China United Network Communications Ltd. #	$574,242
73,128	Dr Peng Telecom & Media Group Co. Ltd. #	229,639
		803,881
Transportation: 2.9%
165,300	Air China Ltd. #	170,633
246,800	China COSCO Holdings Co. Ltd. * #	185,188
190,200	China Eastern Airlines Corp. Ltd. #	192,821
53,500	China High-Speed Railway Technology Co Ltd * #	71,486
205,100	China Shipping Container Lines Co. Ltd. * #	119,768
227,000	China Southern Airlines Co. Ltd. #	228,368
384,491	Daqin Railway Co. Ltd. #	390,005
219,200	Guangshen Railway Co. Ltd. #	159,220
425,100	Hainan Airlines Co. Ltd. * #	198,760
16,600	Juneyao Airlines Co. Ltd. #	55,384
255,467	Ningbo Port Co. Ltd. #	185,354
62,300	Shanghai International Airport Co. Ltd. #	236,811
209,700	Shanghai International Port Group Co. Ltd. #	154,000
15,500	Spring Airlines Co. Ltd. #	81,617
		2,429,415
Utilities: 2.8%
155,800	Beijing Capital Co. Ltd. #	91,765
301,899	China National Nuclear Power Co. Ltd. #	305,507
426,700	China Yangtze Power Co. Ltd. #	775,004
762,200	GD Power Development Co. Ltd. #	346,484
29,000	Guangdong Golden Dragon Development, Inc. #	97,293
263,200	SDIC Power Holdings Co. Ltd. #	251,604
55,306	Shanghai Electric Power Co. Ltd. #	96,120
76,900	Shenzhen Energy Group Co. Ltd. #	75,712
142,300	Sichuan Chuantou Energy Co. Ltd. #	177,459
263,810	Zhejiang Zheneng Electric Power Co. Ltd. #	205,380
		2,422,328
Total Common Stocks (Cost: $85,669,579)		85,048,845

Principal Amount

FOREIGN DEBT OBLIGATION: 0.0% (Cost: $17,231)
Software & Services: 0.0%
$107,000	Aisino Corp. 0.50%, 06/12/21 §	16,711
Total Investments: 99.7% (Cost: $85,686,810)		85,065,556
Other assets less liabilities: 0.3%		224,522
NET ASSETS: 100.0%		$85,290,078

See Notes to Financial Statements

33

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(continued)

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $84,697,502 which represents 99.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $2,253,036 which represents 2.6% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	10.7%	$9,064,259
Consumer Staples	6.0	5,125,118
Energy	2.4	2,061,831
Financials	35.4	30,148,480
Health Care	5.1	4,293,114
Industrials	16.1	13,679,342
Information Technology	8.8	7,479,623
Materials	6.1	5,208,963
Real Estate	5.6	4,778,617
Telecommunication Services	0.9	803,881
Utilities	2.9	2,422,328
	100.0%	$85,065,556

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$44,908	$2,278,307	$—	$2,323,215
Banks	—	15,217,481	—	15,217,481
Capital Goods	83,648	10,154,787	—	10,238,435
Commercial & Professional Services	—	1,011,492	—	1,011,492
Consumer Durables & Apparel	—	3,247,621	—	3,247,621
Consumer Services	—	564,327	—	564,327
Diversified Financials	124,288	7,995,031	—	8,119,319
Energy	—	2,061,831	—	2,061,831
Financials	—	1,738,816	—	1,738,816
Food & Staples Retailing	—	358,842	—	358,842
Food, Beverage & Tobacco	—	4,685,717	—	4,685,717
Health Care Equipment & Services	—	762,768	—	762,768
Household & Personal Products	—	80,559	—	80,559
Insurance	—	5,072,864	—	5,072,864
Materials	—	5,208,963	—	5,208,963
Media	—	1,970,162	—	1,970,162
Pharmaceuticals, Biotechnology	—	3,530,346	—	3,530,346
Real Estate	98,499	4,680,118	—	4,778,617
Retailing	—	958,934	—	958,934
Semiconductor	—	343,486	—	343,486
Software & Services	—	3,294,202	—	3,294,202
Technology Hardware & Equipment	—	3,825,224	—	3,825,224
Telecommunication Services	—	803,881	—	803,881
Transportation	—	2,429,415	—	2,429,415
Utilities	—	2,422,328	—	2,422,328
Foreign Debt Obligation*	—	16,711	—	16,711
Total	$351,343	$84,714,213	$—	$85,065,556

*	See Schedule of Investments for security type and industry sector breakouts.

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $3,400,177 and transfers from Level 2 to Level 1 were $166,380. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

34

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 100.8%
Automobiles & Components: 1.6%
53,122	Byd Co. Ltd. #	$378,097
Banks: 1.7%
169,840	Bank of Ningbo Co. Ltd. #	405,308
Capital Goods: 10.7%
61,900	Beijing SPC Environmental Protection Tech Co. Ltd. #	154,967
22,800	Eve Energy Co. Ltd. #	95,287
44,900	Guoxuan High-Tech Co. Ltd. #	199,164
82,800	Han’s Laser Technology Co. Ltd. #	268,124
98,000	Jiangxi Special Electric Motor Co. Ltd. * #	167,436
86,406	Luxshare Precision Industry Co. Ltd. #	256,916
100,090	Shenzhen Inovance Technology Co. Ltd. #	291,513
119,122	Siasun Robot & Automation Co. Ltd. #	364,848
130,949	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	183,691
158,946	Xinjiang Goldwind Science & Technology Co. Ltd. #	389,486
57,700	Zhejiang Wanma Co. Ltd. #	124,190
		2,495,622
Commercial & Professional Services: 4.3%
109,500	Beijing Orient Landscape Co. Ltd. #	221,597
150,963	Beijing Originwater Technology Co. Ltd. #	378,725
131,997	BlueFocus Communication Group Co. Ltd. #	192,190
141,600	Eternal Asia Supply Chain Management Ltd. #	220,150
		1,012,662
Consumer Durables & Apparel: 2.1%
49,500	Guangdong Alpha Animation and Culture Co. Ltd. #	160,848
80,751	NavInfo Co. Ltd. #	223,749
99,900	Yotrio Group Co. Ltd. #	108,364
		492,961
Consumer Services: 0.8%
60,121	Songcheng Performance Development Co. Ltd. #	180,268
Diversified Financials: 5.0%
23,300	First Capital Securities Co. Ltd. #	115,901
175,281	Guoyuan Securities Co. Ltd. #	389,938
123,700	Shanxi Securities Co. Ltd. #	212,706
148,500	Western Securities Co. Ltd. #	441,492
		1,160,037
Energy: 1.1%
41,300	Cangzhou Mingzhu Plastic Co. Ltd. #	120,430
49,118	Yantai Jereh Oilfield Services Group Co. Ltd. #	142,650
		263,080
Food, Beverage & Tobacco: 9.5%
207,475	Beijing Dabeinong Technology Group Co. Ltd. #	210,939
292,240	Guangdong Wens Foodstuffs Group Co. Ltd. #	1,474,081
52,938	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	535,664
		2,220,684
Number of Shares		Value

Health Care Equipment & Services: 3.3%
30,480	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. #	$135,419
84,196	Lepu Medical Technology Beijing Co. Ltd. #	216,271
55,410	Shanghai Kingstar Winning Software Co. Ltd. #	155,263
30,120	Zhejiang Dian Diagnostics Co. Ltd. #	137,997
50,350	Zhuhai Hokai Medical Instruments Co. Ltd. #	122,981
		767,931
Household & Personal Products: 0.5%
72,100	By-health Co. Ltd. #	123,319
Materials: 10.8%
230,095	Beijing Kangde Xin Composite Material Co. Ltd. #	630,234
55,333	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	366,760
53,600	Do-Fluoride Chemicals Co. Ltd. #	209,361
213,520	GEM Co. Ltd. #	200,148
15,200	Guangzhou Tinci Materials Technology Co. Ltd. #	91,731
120,000	Huapont-Nutrichem Co. Ltd. #	155,897
48,800	Jiangxi Ganfeng Lithium Co. Ltd. #	185,251
142,400	Kingenta Ecological Engineering Group Co. Ltd. #	161,162
128,544	Org Packaging Co. Ltd. #	159,114
61,500	Tianqi Lithium Industries, Inc. #	285,516
29,000	Zhejiang Transfar Co. Ltd. #	78,121
		2,523,295
Media: 5.1%
20,400	Baofeng Group Co. Ltd. * #	134,243
91,810	Beijing Enlight Media Co. Ltd. #	128,435
124,635	Guangdong Advertising Co. Ltd. # §	227,393
155,791	Huayi Brothers Media Corp. #	245,493
43,200	Wanda Cinema Line Co. Ltd. #	334,651
67,046	Zhejiang Huace Film & TV Co. Ltd. #	108,991
		1,179,206
Pharmaceuticals, Biotechnology: 6.1%
40,798	Beijing SL Pharmaceutical Co. Ltd. #	156,065
49,480	Da An Gene Co. Ltd. Sun Yat-Sen University #	164,339
42,700	Guizhou Bailing Group Pharmaceutical Co. Ltd. #	115,796
53,160	Hualan Biological Engineering, Inc. #	272,217
85,963	Shanghai RAAS Blood Products Co. Ltd. #	284,631
32,440	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	135,928
66,698	Sichuan Kelun Pharmaceutical Co. Ltd. #	154,031
48,900	Zhejiang NHU Co. Ltd. #	137,301
		1,420,308
Real Estate: 0.6%
116,300	RiseSun Real Estate Development Co. Ltd. #	131,154
Retailing: 2.6%
368,237	Suning Commerce Group Co. Ltd. #	603,923

See Notes to Financial Statements

35

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Semiconductor: 2.2%
184,100	Jiangsu Akcome Science & Technology Co. Ltd. #	$86,157
57,256	Nationz Technologies, Inc. #	133,136
235,220	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. # §	296,427
		515,720
Software & Services: 18.1%
91,700	Anhui USTC iFlytek Co. Ltd. #	355,547
43,900	Beijing Kunlun Tech Co. Ltd. #	135,858
32,390	Beijing Shiji Information Technology Co. Ltd. #	113,061
37,400	Beijing Sinnet Technology Co. Ltd. #	133,685
102,081	Beijing Ultrapower Software Co. Ltd. #	135,127
90,979	DHC Software Co. Ltd. #	304,268
207,452	East Money Information Co. Ltd. #	502,446
61,379	Glodon Software Co. Ltd. #	128,468
63,400	Hand Enterprise Solutions Co. Ltd. #	107,170
35,600	Hangzhou Shunwang Technology Co. Ltd. #	136,928
19,000	Hithink RoyalFlush Information Network Co. Ltd. #	186,915
128,948	Leshi Internet Information and Technology Corp. # §	662,639
206,040	Ourpalm Co. Ltd. #	272,728
90,100	Shanghai Network Holding Group Co. Ltd. #	146,097
27,670	Shenzhen Infogem Technologies Co. Ltd. #	82,687
17,600	Sinodata Co. Ltd. #	108,741
51,500	Venustech Group, Inc. #	153,163
47,989	Wangsu Science & Technology Co. Ltd. #	368,752
69,800	Wonders Information Co. Ltd. #	202,147
		4,236,427
Number of Shares		Value

Technology Hardware & Equipment: 14.1%
104,100	Chaozhou Three-Circle Group Co. Ltd. #	$236,800
28,900	China Aviation Optical-Electrical Technology Co. Ltd. #	150,234
88,600	Focus Media Information Technology Co. Ltd. #	181,079
84,108	GoerTek, Inc. #	319,271
68,593	GRG Banking Equipment Co. Ltd. #	130,542
153,800	Guangzhou Haige Communications Group, Inc. Co. #	256,877
189,500	Hangzhou Hikvision Digital Technology Co. Ltd. #	646,007
21,900	Lens Technology Co. Ltd. #	86,549
73,825	Shenzhen O-film Tech Co. Ltd. #	362,385
122,798	Sumavision Technologies Co. Ltd. #	125,969
178,600	Suzhou Victory Precision Manufacture Co. Ltd. #	211,554
36,700	Tongfang Guoxin Electronics Co. Ltd. #	173,208
50,800	Zhejiang Crystal-Optech Co. Ltd. #	144,683
142,305	Zhejiang Dahua Technology Co. Ltd. #	278,957
		3,304,115
Utilities: 0.6%
58,200	Beijing Water Business Doctor Co. Ltd. #	136,528
Total Common Stocks (Cost: $21,545,382)		23,550,645
Liabilities in excess of other assets: (0.8)%		(193,610)
NET ASSETS: 100.0%		$23,357,035

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $23,550,645 which represents 100.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,186,459 which represents 5.1% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	12.0%	$2,834,455
Consumer Staples	10.0	2,344,003
Energy	1.1	263,080
Financials	6.6	1,565,345
Health Care	9.3	2,188,239
Industrials	14.9	3,508,284
Information Technology	34.2	8,056,262
Materials	10.7	2,523,295
Real Estate	0.6	131,154
Utilities	0.6	136,528
	100.0%	$23,550,645

See Notes to Financial Statements

36

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$—	$23,550,645	$—	$23,550,645

*	See Schedule of Investments for security type and industry sector breakouts.

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $2,216,588. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

37

VANECK VECTORS EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.5%
Banks: 8.4%
949,914	Commercial International Bank Egypt SAE (GDR) # Reg S	$3,458,063
Capital Goods: 4.4%
443,316	El Sewedy Electric Co.	1,813,121
Consumer Durables & Apparel: 2.8%
1,336,334	Oriental Weavers #	1,140,234
Diversified Financials: 18.1%
5,767,979	Citadel Capital Corp. * #	327,387
2,383,194	Egyptian Financial Group-Hermes Holding SAE * #	3,354,436
3,850,367	Egyptian Kuwaiti Holding Co. (USD) #	2,231,357
2,394,383	Pioneers Holding *	1,517,455
		7,430,635
Energy: 2.4%
579,487	Transglobe Energy Corp. (CAD)	980,900
Food, Beverage & Tobacco: 8.1%
1,214,409	Arabian Food Industries Co. DOMTY *	436,062
379,783	Edita Food Industries SAE (GDR) Reg S	1,671,045
3,539,593	Juhayna Food Industries	1,208,499
		3,315,606
Health Care Equipment & Services: 4.7%
567,346	Integrated Diagnostics Holdings Plc (USD) Reg S 144A	1,914,793
Materials: 11.1%
1,200,728	Cenatamin Plc (GBP) #	2,037,790
1,459,054	Ezz Steel *	1,429,277
1,127,999	Sidi Kerir Petrochemcials Co. #	1,065,701
		4,532,768
Number of Shares		Value

Real Estate: 23.9%
11,545,877	Amer Group Holding #	$197,086
5,213,358	Emaar Misr for Development SAE * #	832,199
956,175	Heliopolis Housing #	1,307,481
1,632,327	Medinet Nasr Housing * #	1,858,088
9,556,465	Palm Hills Developments SAE #	1,631,835
1,690,397	Six of October Development & Investment Co. * #	1,404,223
5,134,287	Talaat Moustafa Group	2,585,551
		9,816,463
Telecommunication Services: 15.6%
2,051,814	Global Telecom Holding SAE (GDR) * # Reg S	3,813,830
19,321,259	Orascom Telecom Media and Technology Holding SAE * #	894,455
2,619,831	Telecom Egypt	1,697,905
		6,406,190
Total Common Stocks (Cost: $43,665,280)		40,808,773
MONEY MARKET FUND: 0.4% (Cost: $152,100)
152,100	Dreyfus Government Cash Management Fund	152,100
Total Investments: 99.9% (Cost: $43,817,380)		40,960,873
Other assets less liabilities: 0.1%		24,398
NET ASSETS: 100.0%		$40,985,271

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $25,554,165 which represents 62.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,914,793, or 4.7% of net assets.

See Notes to Financial Statements

38

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	2.8%	$1,140,234
Consumer Staples	8.1	3,315,606
Energy	2.4	980,900
Financials	26.6	10,888,698
Health Care	4.7	1,914,793
Industrials	4.4	1,813,121
Materials	11.1	4,532,768
Real Estate	23.9	9,816,463
Telecommunication Services	15.6	6,406,190
Money Market Fund	0.4	152,100
	100.0%	$40,960,873

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stock
Banks	$—	$3,458,063	$—	$3,458,063
Capital Goods	1,813,121	—	—	1,813,121
Consumer Durables & Apparel	—	1,140,234	—	1,140,234
Diversified Financials	1,517,455	5,913,180	—	7,430,635
Energy	980,900	—	—	980,900
Food, Beverage & Tobacco	3,315,606	—	—	3,315,606
Health Care Equipment & Services	1,914,793	—	—	1,914,793
Materials	1,429,277	3,103,491	—	4,532,768
Real Estate	2,585,551	7,230,912	—	9,816,463
Telecommunication Services	1,697,905	4,708,285	—	6,406,190
Money Market Fund	152,100	—	—	152,100
Total	$15,406,708	$25,554,165	$—	$40,960,873

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $5,972,833 and transfers from Level 2 to Level 1 were $6,241,572. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

39

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.9%
Automobiles & Components: 2.4%
1,049,620	Amtek Auto Ltd. * #	$497,002
49,188	Atul Auto Ltd. #	295,218
166,236	Ceat Ltd. #	2,840,654
508,431	JK Tyre & Industries Ltd. #	846,310
		4,479,184
Banks: 6.9%
1,250,306	Allahabad Bank * #	1,103,449
1,272,428	Andhra Bank #	886,089
1,396,892	Dena Bank * #	669,202
1,303,131	Development Credit Bank Ltd. * #	2,059,865
2,292,743	Indian Overseas Bank * #	817,485
1,811,152	Jammu & Kashmir Bank Ltd. #	1,578,258
862,509	Karnataka Bank Ltd. #	1,419,469
335,238	Lakshmi Vilas Bank Ltd. #	696,909
646,654	Oriental Bank of Commerce #	1,003,730
1,351,759	Syndicate Bank * #	1,221,790
2,362,718	UCO Bank * #	1,159,272
		12,615,518
Capital Goods: 16.7%
93,351	BEML Ltd. #	1,372,857
161,759	BGR Energy Systems Ltd. * #	268,269
549,543	Escorts Ltd. #	2,394,503
342,833	Finolex Cables Ltd. #	2,086,097
29,215	Force Motors Ltd. #	1,605,786
3,565,940	Hindustan Construction Co. Ltd. * #	2,076,646
290,184	Inox Wind Ltd. * #	776,277
2,562,290	Jain Irrigation Systems Ltd. #	3,314,749
10,223,735	Jaiprakash Associates Ltd. * #	1,207,894
576,296	KEC International Ltd. #	1,187,893
265,931	Kushal Tradelink Ltd.	2,158,363
6,162,962	Lanco Infratech Ltd. * #	325,875
165,751	Lloyd Electric & Engineering #	616,639
3,634,723	Nagarjuna Construction Co. Ltd. #	4,299,868
825,149	Pipavav Defence & Offshore Engineering Co. Ltd. * #	668,158
400,454	Praj Industries Ltd. #	472,334
3,324,718	Sintex Industries Ltd. #	3,658,569
55,418	SML Isuzu Ltd. #	876,979
471,462	Texmaco Rail & Engineering Ltd. #	755,701
258,649	Titagarh Wagons Ltd. #	467,808
		30,591,265
Consumer Durables & Apparel: 6.0%
226,516	Bajaj Electricals Ltd. #	722,527
462,974	Bombay Dyeing & Manufacturing Co. Ltd. #	321,642
220,704	Himatsingka Seide Ltd. #	954,558
50,793	Hitachi Home & Life Solutions India Ltd. #	1,032,511
442,496	Indo Count Industries Ltd. #	1,064,203
106,477	Kitex Garments Ltd. #	636,878
269,681	Mirza International Ltd. #	336,954
137,593	Raymond Ltd. #	999,318
26,095	TTK Prestige Ltd. #	2,200,738
316,781	VIP Industries Ltd. #	544,952
2,252,218	Welspun India Ltd. #	2,214,108
		11,028,389
Number of Shares		Value

Consumer Services: 2.1%
1,298,085	Chennai Super Kings Cricket Ltd. * # § ø	$21,517
758,602	Cox & Kings Ltd. #	2,002,266
518,139	Delta Corp. Ltd. #	836,950
28,954	Kaya Ltd. * #	300,928
126,653	Wonderla Holidays Ltd.	634,011
		3,795,672
Consumer, Cyclical: 0.3%
262,872	Kesoram Industries Ltd. * #	479,148
Diversified Financials: 9.8%
192,227	Credit Analysis & Research Ltd. #	3,693,313
204,811	Future Capital Holdings Ltd. #	1,726,417
6,830,388	IFCI Ltd. #	2,724,389
1,769,963	JM Financial Ltd. #	1,718,564
3,850,482	Manappuram Finance Ltd. #	3,795,741
1,259,981	PTC India Financial Services Ltd. #	694,779
286,230	Repco Home Finance Ltd. #	2,353,472
1,221,709	SREI Infrastructure Finance Ltd. #	1,326,160
		18,032,835
Energy: 1.0%
130,833	Aban Offshore Ltd. * #	442,554
333,804	Chennai Petroleum Corp. Ltd. #	1,342,970
		1,785,524
Food, Beverage & Tobacco: 6.4%
6,458,419	Bajaj Hindusthan Ltd. * #	1,327,362
1,098,171	Balrampur Chini Mills Ltd. #	2,020,240
3,715,365	Future Consumer Enterprise Ltd. * #	1,077,987
232,194	Kaveri Seed Co. Ltd. * #	1,398,077
525,156	Kwality Dairy India Ltd. #	975,062
128,190	Manpasand Beverages Ltd. #	1,040,346
408,931	McLeod Russel India Ltd. #	840,455
188,553	Parag Milk Foods Ltd. * # Reg S 144A	721,008
218,953	Prabhat Dairy Ltd. # Reg S	319,585
497,039	Radico Khaitan Ltd. #	817,831
3,903,839	Shree Renuka Sugars Ltd. * #	793,870
578,216	Triveni Engineering & Industries Ltd. * #	513,648
		11,845,471
Health Care Equipment & Services: 1.3%
598,478	Max India Ltd. * #	1,233,161
120,428	Thyrocare Technologies Ltd. # Reg S 144A	1,227,757
		2,460,918
Household & Personal Products: 0.6%
332,664	Eveready Industries India Ltd. #	1,057,668
Materials: 11.2%
89,150	Andhra Pradesh Paper Mills * #	385,764
66,491	Atul Ltd. #	2,032,272
244,578	Bodal Chemicals Ltd. #	429,186
498,029	Century Plyboards India Ltd. #	1,233,994
932,898	Chambal Fertilizers & Chemicals Ltd. #	974,512
394,191	EID Parry India Ltd. * #	1,477,245
224,206	GHCL Ltd. #	812,997
348,391	Gujarat Narmada Valley Fertilizers Co. Ltd. #	1,092,709
1,147,633	India Cements Ltd. #	1,962,546
450,019	Jai Corp. Ltd. #	474,509

See Notes to Financial Statements

40

Number of Shares		Value

Materials: (continued)
895,961	Jindal Saw Ltd. #	$725,765
71,789	JITF Infralogistics Ltd. * # §	43,410
263,772	JK Lakshmi Cement Ltd. #	1,358,452
570,077	Meghmani Organics Ltd. #	312,106
38,697	Monsanto India Ltd. #	1,277,238
33,451	Nilkamal Ltd. #	620,069
435,926	Rallis India Ltd. #	1,228,262
772,924	Rashtriya Chemicals & Fertilizers Ltd. #	531,141
297,170	SH Kelkar & Co. Ltd. # Reg S 144A	1,356,266
151,680	Sharda Cropchem Ltd. #	992,429
34,521	Tata Sponge Iron Ltd. #	285,393
941,351	Welspun Corp. Ltd. #	1,035,945
		20,642,210
Media: 4.1%
797,378	DEN Networks Ltd. * #	788,522
209,808	Eros International Media Ltd. * #	505,227
218,272	PVR Ltd. #	3,686,590
133,721	TV Today Network Ltd. #	512,446
3,842,954	TV18 Broadcast Ltd. * #	2,055,188
		7,547,973
Pharmaceuticals, Biotechnology: 3.1%
231,216	Bliss Gvs Pharma Ltd. #	529,181
361,786	Dishman Pharmaceuticals & Chemicals Ltd. #	1,149,542
486,414	Granules India Ltd. #	772,303
190,135	JB Chemicals & Pharmaceuticals Ltd. #	981,362
1,758,596	Marksans Pharma Ltd. #	1,027,657
475,533	Suven Life Sciences Ltd. #	1,208,283
		5,668,328
Real Estate: 4.5%
1,019,806	Anant Raj Industries Ltd. #	591,316
545,295	DB Realty Ltd. * #	289,381
1,905,213	Housing Development & Infrastructure Ltd. * #	1,673,913
2,692,004	Indiabulls Real Estate Ltd. * #	2,816,257
409,995	OMAXE Ltd. #	956,935
251,859	Sobha Developers Ltd. #	908,773
18,559,936	Unitech Ltd. * #	1,095,863
		8,332,438
Retailing: 4.5%
968,301	Future Retail Ltd. #	237,637
119,011	Infibeam Incorporation Ltd. * #	2,054,850
165,631	Makemytrip Ltd. (USD) *	3,677,008
401,475	PC Jeweller Ltd. #	2,335,994
		8,305,489
Software & Services: 8.2%
68,409	8K Miles Software Services Ltd. * #	649,361
1,512,678	Firstsource Solutions Ltd. * #	839,667
303,683	Geometric Ltd. #	1,118,504
874,479	HCL Infosystems Ltd. * #	738,848
226,540	Intellect Design Arena Ltd. * #	464,039
311,474	Just Dial Ltd. * #	1,551,326
1,401,941	KPIT Cummins Infosystems Ltd. #	2,765,903
Number of Shares		Value

Software & Services: (continued)
51,882	Majesco Ltd. * #	$298,519
758,074	NIIT Ltd. * #	893,088
280,833	NIIT Technologies Ltd. #	1,753,525
233,701	OnMobile Global Ltd. #	281,501
199,182	Polaris Software Lab Ltd. * #	443,784
143,901	Quick Heal Technologies Ltd. # Reg S 144A	530,174
744,640	Rolta India Ltd. * #	663,554
298,667	Take Solutions Ltd. #	592,772
69,800	Tata Elxsi Ltd. #	1,441,188
		15,025,753
Technology Hardware & Equipment: 1.8%
194,151	Astra Microwave Products Ltd. #	312,558
1,194,976	Redington India Ltd.	1,670,008
885,865	Sterlite Technologies Ltd. #	1,252,883
		3,235,449
Telecommunication Services: 0.8%
5,672,199	Himachal Futuristic Communications Ltd. * #	1,045,622
1,412,224	Mahanagar Telephone Nigam Ltd. * #	422,593
		1,468,215
Transportation: 4.5%
54,920	Dredging Corp. of India Ltd. #	308,903
578,853	Gateway Distriparks Ltd. #	2,087,022
196,642	Gati Ltd. #	326,675
6,784,998	GVK Power & Infrastructure Ltd. * #	537,509
254,643	Jet Airways India Ltd. * #	1,300,678
279,715	Navkar Corp. Ltd. * # Reg S 144A	678,445
1,044,147	Shipping Corp of India Ltd. * #	895,706
374,549	Snowman Logistics Ltd. * #	277,888
1,343,743	SpiceJet Ltd. * #	1,128,213
204,534	VRL Logistics Ltd. #	777,064
		8,318,103
Utilities: 3.7%
2,465,363	Adani Transmission Ltd. * #	2,050,364
38,729	Azure Power Global Ltd. (USD) *	658,393
84,437	BF Utilities Ltd. * #	486,964
1,658,850	PTC India Ltd. #	1,791,166
249,464	VA Tech Wabag Ltd. #	1,719,498
		6,706,385
Total Common Stocks (Cost: $171,145,159)		183,421,935
MONEY MARKET FUND: 0.9% (Cost: $1,705,887)
1,705,887	Dreyfus Government Cash Management Fund	1,705,887
Total Investments: 100.8% (Cost: $172,851,046)		185,127,822
Liabilities in excess of other assets: (0.8)%		(1,500,784)
NET ASSETS: 100.0%		$183,627,038

See Notes to Financial Statements

41

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

USD	United States Dollar
(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $174,624,152 which represents 95.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $64,927 which represents 0.0% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $21,517, or 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $4,513,650, or 2.5% of net assets.

Restricted securities held by the Fund as of December 31, 2016 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Chennai Super Kings Cricket Ltd.	10/08/15	1,298,085	$35,108	$21,517	0.0%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	19.1%	$35,398,218
Consumer Staples	7.0	12,903,139
Energy	1.0	1,785,524
Financials	16.5	30,648,353
Health Care	4.4	8,129,246
Industrials	21.4	39,633,969
Information Technology	9.9	18,261,202
Materials	11.1	20,642,210
Real Estate	4.5	8,332,438
Telecommunication Services	0.8	1,468,215
Utilities	3.4	6,219,421
Money Market Fund	0.9	1,705,887
	100.0%	$185,127,822

See Notes to Financial Statements

42

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$4,479,184	$—	$4,479,184
Banks	—	12,615,518	—	12,615,518
Capital Goods	2,158,363	28,432,902	—	30,591,265
Consumer Durables & Apparel	—	11,028,389	—	11,028,389
Consumer Services	634,011	3,140,144	21,517	3,795,672
Consumer, Cyclical	—	479,148	—	479,148
Diversified Financials	—	18,032,835	—	18,032,835
Energy	—	1,785,524	—	1,785,524
Food, Beverage & Tobacco	—	11,845,471	—	11,845,471
Health Care Equipment & Services	—	2,460,918	—	2,460,918
Household & Personal Products	—	1,057,668	—	1,057,668
Materials	—	20,598,800	43,410	20,642,210
Media	—	7,547,973	—	7,547,973
Pharmaceuticals, Biotechnology	—	5,668,328	—	5,668,328
Real Estate	—	8,332,438	—	8,332,438
Retailing	3,677,008	4,628,481	—	8,305,489
Software & Services	—	15,025,753	—	15,025,753
Technology Hardware & Equipment	1,670,008	1,565,441	—	3,235,449
Telecommunication Services	—	1,468,215	—	1,468,215
Transportation	—	8,318,103	—	8,318,103
Utilities	658,393	6,047,992	—	6,706,385
Money Market Fund	1,705,887	—	—	1,705,887
Total	$10,503,670	$174,559,225	$64,927	$185,127,822

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $4,024,302 and transfers from Level 2 to Level 1 were $1,406,438. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2016:

	Common Stocks
	Consumer
	Services	Materials
Balance as of December 31, 2015	$44,148	$—
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(22,631)	(550)
Purchases	—	43,960
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2016	$21,517	$43,410

See Notes to Financial Statements

43

VANECK VECTORS INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 98.2%
Automobiles & Components: 7.4%
10,317,600	Astra International Tbk PT #	$6,308,917
Banks: 25.4%
6,258,000	Bank Central Asia Tbk PT #	7,179,924
6,426,151	Bank Mandiri Persero Tbk PT #	5,500,039
8,106,932	Bank Negara Indonesia Persero Tbk PT #	3,309,735
6,519,900	Bank Rakyat Indonesia Tbk PT #	5,631,334
		21,621,032
Capital Goods: 2.9%
3,301,568	Pembangunan Perumahan Persero Tbk PT #	931,772
5,015,588	Waskita Karya Persero Tbk PT #	945,770
3,412,045	Wijaya Karya Persero Tbk PT #	595,916
		2,473,458
Diversified Financials: 1.5%
1,861,250	First Pacific Company Ltd. #	1,298,639
Energy: 7.4%
17,381,200	Adaro Energy Tbk PT #	2,170,053
2,871,025	Banpu PCL (NVDR) #	1,529,264
1,662,069	United Tractors Tbk PT #	2,614,925
		6,314,242
Food, Beverage & Tobacco: 14.4%
418,333	Astra Agro Lestari Tbk PT #	520,133
7,841,400	Charoen Pokphand Indonesia Tbk PT #	1,792,357
516,500	First Resources Ltd. † #	678,197
5,397,700	Golden Agri-Resources Ltd. #	1,601,948
501,900	Gudang Garam Tbk PT #	2,375,561
2,408,100	Indofood Cbp Sukses Makmur Tbk PT #	1,528,522
4,771,300	Indofood Sukses Makmur Tbk PT #	2,794,475
9,834,200	Sawit Sumbermas Sarana Tbk PT #	1,021,143
		12,312,336
Health Care Equipment & Services: 0.6%
2,846,497	Mitra Keluarga Karyasehat Tbk PT # Reg S	541,877
Household & Personal Products: 4.2%
1,243,800	Unilever Indonesia Tbk PT #	3,576,696
Materials: 4.4%
1,440,300	Indocement Tunggal Prakarsa Tbk PT #	1,640,719
3,158,700	Semen Gresik Persero Tbk PT #	2,143,309
		3,784,028
Pharmaceuticals, Biotechnology: 2.9%
21,905,900	Kalbe Farma Tbk PT #	2,454,925
Real Estate: 7.1%
10,040,300	Bumi Serpong Damai Tbk PT #	1,301,609
9,387,995	Ciputra Development Tbk PT #	926,968
62,453,200	Hanson International Tbk PT *	783,417
19,312,300	Lippo Karawaci Tbk PT #	1,027,727
25,123,200	Pakuwon Jati Tbk PT #	1,048,164
9,721,000	Summarecon Agung Tbk PT #	949,957
		6,037,842
Number of Shares		Value

Retailing: 6.6%
107,388	Jardine Cycle & Carriage Ltd. #	$3,057,099
2,315,000	Matahari Department Store Tbk PT #	2,591,280
		5,648,379
Telecommunication Services: 9.9%
238,521	Telekomunikasi Indonesia Tbk PT (ADR)	6,955,272
2,137,300	Tower Bersama Infrastructure Tbk PT #	788,788
3,949,375	XL Axiata Tbk PT * #	675,602
		8,419,662
Transportation: 0.8%
2,219,750	Jasa Marga Persero Tbk PT #	709,691
Utilities: 2.7%
11,328,700	Perusahaan Gas Negara Tbk PT #	2,260,004
Total Common Stocks (Cost: $105,173,762)		83,761,728
REAL ESTATE INVESTMENT TRUST: 0.6% (Cost: $613,677)
Real Estate: 0.6%
1,919,200	Lippo Malls Indonesia Retail Trust	491,524
WARRANTS: 0.8% (Cost: $0)
Energy: 0.8%
1,730,575	Banpu Public Co., Ltd. Warrants (THB 5.00, expiring 06/05/17) * #	661,543
MONEY MARKET FUND: 0.5% (Cost: $449,807)
449,807	Dreyfus Government Cash Management Fund	449,807
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $106,237,246)		85,364,602

Principal Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.2% (Cost: $140,200)
Repurchase Agreement: 0.2%
$140,200	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $140,208; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $143,004 including accrued interest)	140,200
Total Investments: 100.3% (Cost: $106,377,446)		85,504,802
Liabilities in excess of other assets: (0.3)%		(264,409)
NET ASSETS: 100.0%		$85,240,393

See Notes to Financial Statements

44

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $131,306.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $76,684,582 which represents 90.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	14.0%	$11,957,296
Consumer Staples	18.6	15,889,032
Energy	8.2	6,975,785
Financials	26.9	22,919,671
Health Care	3.5	2,996,802
Industrials	3.7	3,183,149
Materials	4.4	3,784,028
Real Estate	7.7	6,529,366
Telecommunication Services	9.9	8,419,662
Utilities	2.6	2,260,004
Money Market Fund	0.5	449,807
	100.0%	$85,364,602

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$6,308,917	$—	$6,308,917
Banks	—	21,621,032	—	21,621,032
Capital Goods	—	2,473,458	—	2,473,458
Diversified Financials	—	1,298,639	—	1,298,639
Energy	—	6,314,242	—	6,314,242
Food, Beverage & Tobacco	—	12,312,336	—	12,312,336
Health Care Equipment & Services	—	541,877	—	541,877
Household & Personal Products	—	3,576,696	—	3,576,696
Materials	—	3,784,028	—	3,784,028
Pharmaceuticals, Biotechnology	—	2,454,925	—	2,454,925
Real Estate	783,417	5,254,425	—	6,037,842
Retailing	—	5,648,379	—	5,648,379
Telecommunication Services	6,955,272	1,464,390	—	8,419,662
Transportation	—	709,691	—	709,691
Utilities	—	2,260,004	—	2,260,004
Real Estate Investment Trust
Real Estate	491,524	—	—	491,524
Warrants
Energy	—	661,543	—	661,543
Money Market Fund	449,807	—	—	449,807
Repurchase Agreement	—	140,200	—	140,200
Total	$8,680,020	$76,824,782	$—	$85,504,802

During the year ended December 31, 2016, transfers of securities from Level 2 to Level 1 were $578,504. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

45

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.4%
Banks: 11.2%
247,039	Bank Hapoalim BM #	$1,467,599
332,959	Bank Leumi Le-Israel BM * #	1,369,531
14,004	First International Bank of Israel Ltd. † #	205,402
267,204	Israel Discount Bank Ltd. * #	555,013
31,808	Mizrahi Tefahot Bank Ltd. #	464,954
		4,062,499
Capital Goods: 3.8%
6,416	Caesarstone Sdot-Yam Ltd. (USD) * †	183,818
19,388	Discount Investment Corp. * #	56,365
5,807	Elbit Systems Ltd. #	587,136
4,849	Elco Holdings Ltd. #	69,644
600	Electra Ltd. #	96,215
20,545	Inrom Construction Industries Ltd. #	67,675
5,230	Kornit Digital Ltd. (USD) *	66,159
70,300	Sarine Technologies Ltd. (SGD)	87,589
29,593	Shapir Engineering and Industry Ltd.	64,428
55,012	Shikun & Binui Ltd. #	105,014
		1,384,043
Consumer Durables & Apparel: 1.5%
57,494	Avgol Industries 1953 Ltd. #	69,283
3,167	Delta-Galil Industries Ltd. #	91,784
4,661	Electra Consumer Products Ltd. #	64,079
3,887	Fox Wizel Ltd. #	62,659
16,830	Maytronics Ltd. #	64,505
5,291	SodaStream International Ltd. (USD) *	208,836
		561,146
Consumer Services: 0.4%
52,388	888 Holdings Plc (GBP) #	140,577
Diversified Financials: 0.4%
31,653	Plus500 Ltd. (GBP)	150,386
Energy: 4.1%
9,688	Alon USA Energy, Inc. (USD)	110,249
525	Delek Energy Systems Ltd. * #	288,754
1,146	Delek Group Ltd. #	244,482
12,972	Delek US Holdings, Inc. (USD)	312,236
2,742	Jerusalem Oil Exploration * #	117,097
413,868	Oil Refineries Ltd. * #	145,522
1,840	Paz Oil Co. Ltd.	270,121
		1,488,461
Food & Staples Retailing: 0.5%
2,247	Rami Levi Chain Stores Hashikma Marketing Ltd. #	90,649
26,009	Shufersal Ltd. #	97,108
		187,757
Food, Beverage & Tobacco: 0.6%
784	Neto ME Holdings Ltd. #	60,610
10,605	Strauss Group Ltd. #	167,521
		228,131
Health Care Equipment & Services: 0.7%
12,799	Mazor Robotics Ltd. * † #	141,353
11,443	Syneron Medical Ltd. (USD) * †	96,121
		237,474

Number of Shares		Value

Insurance: 1.9%
7,933	Clal Insurance Enterprises Holdings Ltd. * #	$101,499
6,776	Direct Insurance Financial #	60,384
32,290	Harel Insurance Investments & Financial Services Ltd. † #	148,135
2,211	IDI Insurance Co. Ltd. #	106,863
8,778	Menorah Mivtachim Holdings Ltd. * #	79,572
118,401	Migdal Insurance & Financial Holding Ltd. * † #	96,799
22,690	Phoenix Holdings Ltd. * † #	78,637
		671,889
Materials: 3.1%
9,047	Frutarom Industries Ltd. #	462,187
118,009	Israel Chemicals Ltd. #	482,207
1,006	Israel Corp. Ltd. * † #	166,468
		1,110,862
Pharmaceuticals, Biotechnology: 26.3%
14,447	Aevi Genomic Medicine, Inc. (USD) *	74,835
24,819	Alcobra Ltd. (USD) *	52,120
17,245	Compugen Ltd. (USD) * †	87,949
9,464	Enzymotec Ltd. (USD) * †	61,989
11,101	Foamix Pharmaceuticals Ltd. (USD) *	123,221
12,028	Kamada Ltd. * #	65,765
4,255	Neuroderm Ltd. (USD) *	94,461
75,975	Opko Health, Inc. (USD) * †	706,567
34,424	Perrigo Co. Plc (USD)	2,865,110
41,322	Pluristem Therapeutics, Inc. (USD) *	59,090
29,657	Redhill Biopharma Ltd. (ADR) * †	310,212
3,374	Taro Pharmaceutical Industries Ltd. (USD) * †	355,181
130,008	Teva Pharmaceutical Industries Ltd. #	4,685,363
		9,541,863
Real Estate: 4.7%
4,513	Africa Israel Properties Ltd. * #	77,518
16,616	Airport City Ltd. * † #	165,301
3,320	Alrov Properties and Lodgings Ltd. † #	72,189
31,657	Amot Investments Ltd. #	134,418
8,476	Azrieli Group Ltd. #	368,187
229	Bayside Land Corp. #	83,132
1,394	Big Shopping Centers Ltd. † #	91,570
1,874	Blue Square Real Estate Ltd. #	71,517
23,230	Gazit-Globe Ltd. #	198,403
46,702	Industrial Buildings Corp. #	55,888
62,988	Jerusalem Economy Ltd. * † #	131,402
4,150	Melisron Ltd. #	177,045
897	Property & Building Corp. #	69,359
		1,695,929
Retailing: 0.3%
12,573	Delek Automotive Systems Ltd. #	111,102
Semiconductor: 3.8%
5,957	Ceva, Inc. (USD) *	199,857
7,451	DSP Group, Inc. (USD) *	97,236
10,882	Mellanox Technologies Ltd. (USD) *	445,074
8,246	Nova Measuring Instruments Ltd. * #	109,839
8,103	SolarEdge Technologies, Inc. (USD) * †	100,477
23,035	Tower Semiconductor Ltd. (USD) *	438,356
		1,390,839

See Notes to Financial Statements

46

Number of Shares		Value

Software & Services: 26.7%
13,605	Allot Communications Ltd. (USD) * †	$65,168
35,480	Amdocs Ltd. (USD)	2,066,710
8,605	Attunity Ltd. (USD) * †	51,630
29,437	Check Point Software Technologies Ltd. (USD) *	2,486,249
7,575	CyberArk Software Ltd. (USD) *	344,662
2,441	Formula Systems Ltd. #	99,037
5,425	Hilan Ltd. #	82,021
8,282	Imperva, Inc. (USD) *	318,029
16,722	LivePerson, Inc. (USD) *	126,251
10,852	Matrix IT Ltd. † #	86,563
41,797	Mobileye NV (USD) *	1,593,302
14,786	NICE Systems Ltd. #	1,015,401
40,454	Perion Network Ltd. (USD) *	57,445
22,868	SafeCharge International Group Ltd. (GBP)	58,209
7,785	Sapiens International Corp. NV (USD)	111,637
4,995	Varonis Systems, Inc. (USD) *	133,866
15,168	Verint Systems, Inc. (USD) *	534,672
8,063	Wix.com Ltd. (USD) *	359,207
64,470	XLMedia Plc (GBP)	74,086
		9,664,145
Technology Hardware & Equipment: 4.0%
12,175	AudioCodes Ltd. (USD) *	77,311
29,157	Ceragon Networks Ltd. (USD) *	76,391
13,163	Gilat Satellite Networks Ltd. * #	66,311
6,070	Ituran Location and Control Ltd. (USD)	160,855
11,539	Orbotech Ltd. (USD) *	385,518
3,849	RADCOM Ltd. (USD) *	68,512
11,062	Radware Ltd. (USD) * †	161,284
2,221	Silicom Ltd. (USD)	91,261
12,050	Stratasys Ltd. (USD) * †	199,307
13,369	SuperCom Ltd. (USD) * †	45,321
30,155	Telit Communications Plc (GBP) † #	102,768
		1,434,839
Telecommunication Services: 3.5%
477,997	Bezeq The Israeli Telecommunication Corp. Ltd. #	907,478
15,399	Cellcom Israel Ltd. * #	123,594
40,403	Partner Communications Co. Ltd. * #	193,241
9,492	Space Communication Ltd. * #	59,965
		1,284,278
Transportation: 0.2%
115,597	El Al Israel Airlines #	76,509
Utilities: 1.7%
7,630	Kenon Holdings Ltd/Singapore * #	89,398
9,930	Ormat Technologies, Inc. (USD)	532,447
		621,845
Total Common Stocks (Cost: $41,544,830)		36,044,574
REAL ESTATE INVESTMENT TRUST: 0.6% (Cost: $194,003)
Real Estate: 0.6%
25,979	Alony Hetz Properties & Investments Ltd. #	208,764
Number of Shares		Value

MONEY MARKET FUND: 0.1% (Cost: $33,556)
33,556	Dreyfus Government Cash Management Fund	$33,556
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $41,772,389)		36,286,894

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 6.3%
Repurchase Agreements: 6.3%
$1,000,000	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.53%, due 1/3/17, proceeds $1,000,059; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $1,020,000 including accrued interest)	1,000,000
264,420	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $264,435; (collateralized by various U.S. government and agency obligations, 0.69% to 2.00%, due 10/31/18 to 11/30/22, valued at $269,708 including accrued interest)	264,420
1,000,000	Repurchase agreement dated 12/30/16 with Mizuho Securities USA, Inc., 0.48%, due 1/3/17, proceeds $1,000,053; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 7/1/24 to 9/20/46, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,264,420)		2,264,420
Total Investments: 106.4% (Cost: $44,036,809)		38,551,314
Liabilities in excess of other assets: (6.4)%		(2,315,259)
NET ASSETS: 100.0%		$36,236,055

See Notes to Financial Statements

47

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
GBP	British Pound
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,033,970.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $18,452,330 which represents 50.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.2%	$812,825
Consumer Staples	1.1	415,888
Energy	4.1	1,488,461
Financials	13.5	4,884,774
Health Care	27.0	9,779,337
Industrials	4.0	1,460,552
Information Technology	34.4	12,489,823
Materials	3.1	1,110,862
Real Estate	5.3	1,904,693
Telecommunication Services	3.5	1,284,278
Utilities	1.7	621,845
Money Market Fund	0.1	33,556
	100.0%	$36,286,894

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$4,062,499	$—	$4,062,499
Capital Goods	401,994	982,049	—	1,384,043
Consumer Durables & Apparel	208,836	352,310	—	561,146
Consumer Services	—	140,577	—	140,577
Diversified Financials	150,386	—	—	150,386
Energy	692,606	795,855	—	1,488,461
Food & Staples Retailing	—	187,757	—	187,757
Food, Beverage & Tobacco	—	228,131	—	228,131
Health Care Equipment & Services	96,121	141,353	—	237,474
Insurance	—	671,889	—	671,889
Materials	—	1,110,862	—	1,110,862
Pharmaceuticals, Biotechnology	4,790,735	4,751,128	—	9,541,863
Real Estate	—	1,695,929	—	1,695,929
Retailing	—	111,102	—	111,102
Semiconductor	1,281,000	109,839	—	1,390,839
Software & Services	8,381,123	1,283,022	—	9,664,145
Technology Hardware & Equipment	1,265,760	169,079	—	1,434,839
Telecommunication Services	—	1,284,278	—	1,284,278
Transportation	—	76,509	—	76,509
Utilities	532,447	89,398	—	621,845
Real Estate Investment Trust
Real Estate	—	208,764	—	208,764
Money Market Fund	33,556	—	—	33,556
Repurchase Agreements	—	2,264,420	—	2,264,420
Total	$17,834,564	$20,716,750	$—	$38,551,314

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $379,194 and transfers from Level 2 to Level 1 were $791,326. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

48

VANECK VECTORS POLAND ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.9%
Banks: 30.5%
36,522	Alior Bank SA * † #	$473,662
15,913	Bank Handlowy w Warszawie SA #	291,130
206,834	Bank Millennium SA * #	257,047
31,869	Bank Pekao SA #	959,292
8,583	Bank Zachodni WBK SA #	649,365
5,355	mBank SA * #	429,777
157,080	PKO Bank Polski SA * #	1,057,790
		4,118,063
Consumer Durables & Apparel: 7.6%
423	LPP SA † #	574,426
9,335	NG2 SA † #	454,835
		1,029,261
Diversified Financials: 2.3%
5,446	Kruk SA †	309,202
Energy: 16.5%
36,926	Grupa Lotos SA * #	337,924
53,976	Polski Koncern Naftowy Orlen SA † #	1,101,995
580,254	Polskie Gornictwo Naftowe I Gazownictwo SA #	781,642
		2,221,561
Food & Staples Retailing: 7.0%
37,947	Eurocash SA #	357,450
37,501	Jeronimo Martins, SGPS SA (EUR) #	582,787
		940,237
Insurance: 6.7%
113,528	Powszechny Zaklad Ubezpieczen SA #	902,403
Materials: 10.7%
25,739	Jastrzebska Spolka Weglowa SA * #	412,198
34,924	KGHM Polska Miedz SA #	769,921
244,962	Synthos SA † #	267,422
		1,449,541
Media: 3.3%
76,213	Cyfrowy Polsat SA * #	449,065
Software & Services: 5.2%
27,900	Asseco Poland SA #	360,508
27,159	CD Projekt SA * #	339,418
		699,926
Number of Shares		Value

Telecommunication Services: 3.1%
313,271	Orange Polska SA #	$413,080
Utilities: 7.0%
251,910	Polska Grupa Energetyczna SA #	629,864
461,038	Tauron Polska Energia SA * #	314,635
		944,499
Total Common Stocks (Cost: $19,018,236)		13,476,838

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 14.2%
Repurchase Agreements: 14.2%
$1,000,000	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $1,000,058; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $1,020,000 including accrued interest)	1,000,000
917,810	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc., 0.50%, due 1/3/17, proceeds $917,861; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $936,166 including accrued interest)	917,810
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,917,810)		1,917,810
Total Investments: 114.1% (Cost: $20,936,046)		15,394,648
Liabilities in excess of other assets: (14.1)%		(1,901,338)
NET ASSETS: 100.0%		$13,493,310

See Notes to Financial Statements

49

VANECK VECTORS POLAND ETF

SCHEDULE OF INVESTMENTS

(continued)

EUR	Euro
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,834,113.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $13,167,636 which represents 97.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	11.0%	$1,478,326
Consumer Staples	7.0	940,237
Energy	16.5	2,221,561
Financials	39.5	5,329,668
Information Technology	5.2	699,926
Materials	10.7	1,449,541
Telecommunication Services	3.1	413,080
Utilities	7.0	944,499
	100.0%	$13,476,838

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$4,118,063	$—	$4,118,063
Consumer Durables & Apparel	—	1,029,261	—	1,029,261
Diversified Financials	309,202	—	—	309,202
Energy	—	2,221,561	—	2,221,561
Food & Staples Retailing	—	940,237	—	940,237
Insurance	—	902,403	—	902,403
Materials	—	1,449,541	—	1,449,541
Media	—	449,065	—	449,065
Software & Services	—	699,926	—	699,926
Telecommunication Services	—	413,080	—	413,080
Utilities	—	944,499	—	944,499
Repurchase Agreements	—	1,917,810	—	1,917,810
Total	$309,202	$15,085,446	$—	$15,394,648

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $721,803. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

50

VANECK VECTORS RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 95.6%
Banks: 13.3%
19,072,683	Sberbank of Russia (ADR) #	$219,603,215
49,002,166	VTB Bank OJSC (GDR) # Reg S	116,611,385
7,358,060,000	VTB Bank PJSC #	8,917,969
		345,132,569
Diversified Financials: 2.6%
32,549,914	Moscow Exchange MICEX-RTS PJSC #	66,989,546
Energy: 34.8%
3,346,565	Lukoil PJSC (ADR) #	187,459,840
1,188,845	Novatek OAO (GDR) # Reg S	153,957,241
41,110,347	OAO Gazprom (ADR) #	207,407,908
19,984,566	Rosneft Oil Co. (GDR) # Reg S	129,790,543
19,946,741	Surgutneftegas OJSC (ADR) #	100,558,223
3,107,317	Tatneft PJSC (ADR) #	127,864,379
		907,038,134
Food & Staples Retailing: 11.4%
6,411,597	Lenta Ltd. (GDR) * Reg S	52,575,095
3,855,856	Magnit OAO (GDR) # Reg S	169,730,544
2,304,710	X5 Retail Group NV (GDR) * Reg S	74,787,840
		297,093,479
Materials: 16.5%
55,789,381	Alrosa PJSC #	89,177,931
7,551,917	Evraz Plc (GBP) * #	20,631,287
7,635,076	MMC Norilsk Nickel PJSC (ADR) #	127,075,892
1,873,869	Novolipetsk Steel (GDR) # Reg S	34,609,382
2,863,529	PhosAgro OAO (GDR) Reg S	43,668,817
5,163,240	Polymetal International (GBP) #	54,240,302
3,928,848	Severstal OAO (GDR) # Reg S	59,217,738
		428,621,349
Software & Services: 5.4%
2,329,145	Mail.ru Group Ltd. (GDR) * Reg S	42,739,811
4,870,906	Yandex NV (USD) *	98,051,338
		140,791,149
Number of Shares		Value

Telecommunication Services: 8.4%
2,630,849	MegaFon PJSC (GDR) Reg S	$24,861,523
11,155,826	Mobile TeleSystems OJSC (ADR)	101,629,575
3,450,364	Rostelecom OJSC (ADR) #	28,416,542
3,879,266	Sistema JSFC (GDR) Reg S	34,913,394
7,817,303	VimpelCom Ltd. (ADR)	30,096,617
		219,917,651
Utilities: 3.2%
676,152,400	Inter Rao Ues PJSC #	42,569,879
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # §	257,935
28,466,592	RusHydro PJSC (ADR)	41,418,891
		84,246,705
Total Common Stocks (Cost: $2,467,156,055)		2,489,830,582
PREFERRED STOCK: 4.3% (Cost: $76,539,579)
Energy: 4.3%
34,719	AK Transneft OAO #	112,533,487
MONEY MARKET FUND: 0.0% (Cost: $764,201)
764,201	Dreyfus Government Cash Management Fund	764,201
Total Investments: 99.9% (Cost: $2,544,459,835)		2,603,128,270
Other assets less liabilities: 0.1%		2,036,532
NET ASSETS: 100.0%		$2,605,164,802

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,057,621,168 which represents 79.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $257,935 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

51

VANECK VECTORS RUSSIA ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Staples	11.4%	$297,093,479
Energy	39.2	1,019,571,621
Financials	15.8	412,122,115
Information Technology	5.4	140,791,149
Materials	16.5	428,621,349
Telecommunication Services	8.5	219,917,651
Utilities	3.2	84,246,705
Money Market Fund	0.0	764,201
	100.0%	$2,603,128,270

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$345,132,569	$—	$345,132,569
Diversified Financials	—	66,989,546	—	66,989,546
Energy	—	907,038,134	—	907,038,134
Food & Staples Retailing	127,362,935	169,730,544	—	297,093,479
Materials	43,668,817	384,952,532	—	428,621,349
Software & Services	140,791,149	—	—	140,791,149
Telecommunication Services	191,501,109	28,416,542	—	219,917,651
Utilities	41,418,891	42,569,879	257,935	84,246,705
Preferred Stock
Energy	—	112,533,487	—	112,533,487
Money Market Fund	764,201	—	—	764,201
Total	$545,507,102	$2,057,363,233	$257,935	$2,603,128,270

During the year ended December 31, 2016, transfers of securities from Level 2 to Level 1 were $192,814,670. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2016:

Common Stocks
Utilities
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	257,935
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2016	$257,935

See Notes to Financial Statements

52

VANECK VECTORS RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 100.3%
Banks: 4.5%
380,016	TCS Group Holding Plc (GDR) # Reg S	$4,010,785
Capital Goods: 3.2%
11,388,000	Summit Ascent Holdings Ltd. (HKD) * #	2,832,148
Diversified Financials: 3.2%
349,377	Vostok New Ventures Ltd. (SDR) (SEK) * #	2,857,475
Energy: 6.3%
989,624	OAO TMK (GDR) # Reg S	5,009,571
77,254	Petro Welt Technologies AG (EUR) * #	569,410
		5,578,981
Food & Staples Retailing: 4.6%
500,802	DIXY Group PJSC *	2,297,116
687,388	O’Key Group SA (GDR) Reg S	1,787,209
		4,084,325
Food, Beverage & Tobacco: 4.6%
306,464	Ros Agro Plc (GDR) Reg S	4,075,971
Household & Personal Products: 5.1%
150,444	Oriflame Holding AG (SEK) #	4,549,361
Materials: 20.9%
78,895	Acron PJSC	4,620,450
1,384,711	Highland Gold Mining Ltd. (GBP) #	2,364,576
29,206,000	IRC Ltd. (HKD) * #	1,217,049
1,123,831	Mechel PJSC (ADR) *	6,439,552
22,354,124	Petropavlovsk Plc (GBP) *	1,919,719
1,539,776	Raspadskaya OJSC * #	2,009,095
		18,570,441
Media: 3.6%
1,658,240	ITE Group Plc (GBP) #	3,158,412
Number of Shares		Value

Real Estate: 13.2%
1,137,201	Etalon Group Ltd. (GDR) # Reg S	$3,661,004
1,987,009	LSR Group PJSC (GDR) Reg S	6,855,181
2,193,972	Raven Russia Ltd. (GBP) * #	1,211,299
		11,727,484
Software & Services: 3.1%
218,501	Qiwi Plc (ADR)	2,790,258
Transportation: 13.6%
3,035,719	Aeroflot - Russian Airlines OJSC * #	7,602,099
703,732	Globaltrans Investment Plc (GDR) # Reg S	4,441,928
		12,044,027
Utilities: 14.4%
44,040,000	Federal Grid Co. Unified Energy System JSC #	146,521
96,709,800	Mosenergo PJSC #	3,921,969
362,748,600	OGK-2 PJSC #	2,969,097
5,252,000	Rosseti PJSC #	98,412
119,453,000	Unipro PJSC #	5,633,523
		12,769,522
Total Common Stocks (Cost: $79,310,096)		89,049,190
MONEY MARKET FUND: 0.1% (Cost: $64,524)
64,524	Dreyfus Government Cash Management Fund	64,524
Total Investments: 100.4% (Cost: $79,374,620)		89,113,714
Liabilities in excess of other assets: (0.4)%		(358,478)
NET ASSETS: 100.0%		$88,755,236

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SDR	Swedish Depositary Receipt
SEK	Swedish Krona
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $58,263,734 which represents 65.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

53

VANECK VECTORS RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	3.5%	$3,158,412
Consumer Staples	14.3	12,709,657
Energy	6.3	5,578,981
Financials	7.7	6,868,260
Industrials	16.7	14,876,175
Information Technology	3.1	2,790,258
Materials	20.8	18,570,441
Real Estate	13.2	11,727,484
Utilities	14.3	12,769,522
Money Market Fund	0.1	64,524
	100.0%	$89,113,714

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stock
Banks	$—	$4,010,785	$—	$4,010,785
Capital Goods	—	2,832,148	—	2,832,148
Diversified Financials	—	2,857,475	—	2,857,475
Energy	—	5,578,981	—	5,578,981
Food & Staples Retailing	4,084,325	—	—	4,084,325
Food, Beverage & Tobacco	4,075,971	—	—	4,075,971
Household & Personal Products	—	4,549,361	—	4,549,361
Materials	12,979,721	5,590,720	—	18,570,441
Media	—	3,158,412	—	3,158,412
Real Estate	6,855,181	4,872,303	—	11,727,484
Software & Services	2,790,258	—	—	2,790,258
Transportation	—	12,044,027	—	12,044,027
Utilities	—	12,769,522	—	12,769,522
Money Market Fund	64,524	—	—	64,524
Total	$30,849,980	$58,263,734	$—	$89,113,714

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $6,555,732. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

54

VANECK VECTORS VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.7%
Automobiles & Components: 0.0%
3	Danang Rubber JSC #	$4
Banks: 10.0%
11,609,052	Bank for Foreign Trade of Vietnam JSC #	18,054,836
18,865,492	Saigon Thuong Tin Commercial JSB * #	7,821,175
22	Saigon-Hanoi Commercial Joint Stock Bank *	5
		25,876,016
Capital Goods: 4.8%
3	Hoang Huy Investment Services JSC #	1
25,536,971	Tan Tao Investment Industry Corp. *	4,474,661
13,200,397	Viet Nam Construction & Import-Export JSC	7,825,979
		12,300,641
Consumer Durables & Apparel: 9.6%
1,076,000	Eclat Textile Co. Ltd. #	11,203,470
643,669	Hansae Co. Ltd. (KRW) #	13,649,696
		24,853,166
Consumer Services: 2.8%
27,355,985	Donaco International Ltd. (AUD) † #	7,224,860
Diversified Financials: 6.9%
20,064,944	HAGL JSC * #	4,700,745
6	Ocean Group JSC * #	0
15,336,081	Saigon Securities, Inc. #	13,172,188
		17,872,933
Energy: 8.5%
7,008,450	Petroleum Technical Services Corp. #	5,037,798
68	PetroVietnam Construction Co. *	7
4,576,545	PetroVietnam Drilling & Well Services JSC * #	4,142,658
1,036,032	PetroVietnam Transportation Corp. #	525,501
6,173,447	Soco International Plc (GBP)	12,167,005
		21,872,969
Food, Beverage & Tobacco: 20.7%
5,773,990	Kinh Do Corp. #	9,207,607
5,886,140	Masan Group Corp. #	16,748,593
7,755,585	Thanh Thanh Cong Tay Ninh JSC	8,344,466
3,444,530	Vietnam Dairy Products JSC #	18,966,634
		53,267,300
Health Care Equipment & Services: 4.9%
528,400	MANI, Inc. #	12,588,101
Insurance: 5.4%
5,409,926	Bao Viet Holdings #	13,792,954
Number of Shares		Value

Materials: 11.5%
8,185,350	Hoa Phat Group JSC #	$15,475,999
2,869,970	Hoa Sen Group #	6,395,038
7,894,030	PetroVietnam Fertilizer & Chemical JSC #	7,742,723
		29,613,760
Real Estate: 9.5%
19,544,222	FLC Group JSC * #	4,445,686
10,866,712	Vingroup JSC *	20,043,121
		24,488,807
Technology Hardware & Equipment: 2.6%
424,160	Mcnex Co. Ltd. (KRW) #	6,611,093
Transportation: 0.0%
9	Gemadept Corp. #	11
Utilities: 2.5%
5,320,889	PetroVietnam Nhon Trach 2 Power JSC #	6,372,302
Total Common Stocks (Cost: $273,696,612)		256,734,917
WARRANTS: 0.0% (Cost: $0)
Consumer Services: 0.0%
32	Minor International PCL 11/03/17 Warrants (THB 36.36, expiring 11/03/17) #	4
Total Investments Before Collateral for Securities Loaned: 99.7% (Cost: $273,696,612)		256,734,921

Principal Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.2% (Cost: $493,872)
Repurchase Agreement: 0.2%
$493,872	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $493,901; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $503,749 including accrued interest)	493,872
Total Investments: 99.9% (Cost: $274,190,484)		257,228,793
Other assets less liabilities: 0.1%		320,062
NET ASSETS: 100.0%		$257,548,855

AUD	Australian Dollar
GBP	British Pound
KRW	Korean Won
THB	Thai Baht
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $437,382.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $203,879,677 which represents 79.2% of net assets.

See Notes to Financial Statements

55

VANECK VECTORS VIETNAM ETF

SCHEDULE OF INVESTMENTS

(continued)

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2016 is set forth below:

	Value as of					Value as of
	December 31,		Sales	Realized	Dividend	December 31,
Affiliates	2015	Purchases	Proceeds	Gain (Loss)	Income	2016
FLC Group JSC	$9,923,885	$998,100	$(3,118,308)	$(2,283,737)	$—	$—	(a)
PetroVietnam Transportation Corp.	5,845,379	546,976	(8,098,524)	303,340	371,652	—	(a)
	$15,769,264	$1,545,076	$(11,216,832)	$(1,980,397)	$371,652	$—

(a) Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	12.5%	$32,078,034
Consumer Staples	20.8	53,267,300
Energy	8.5	21,872,969
Financials	22.4	57,541,903
Health Care	4.9	12,588,101
Industrials	4.8	12,300,652
Information Technology	2.6	6,611,093
Materials	11.5	29,613,760
Real Estate	9.5	24,488,807
Utilities	2.5	6,372,302
	100.0%	$256,734,921

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$4	$—	$4
Banks	5	25,876,011	—	25,876,016
Capital Goods	12,300,640	1	—	12,300,641
Consumer Durables & Apparel	—	24,853,166	—	24,853,166
Consumer Services	—	7,224,860	—	7,224,860
Diversified Financials	—	17,872,933	—	17,872,933
Energy	12,167,012	9,705,957	—	21,872,969
Food, Beverage & Tobacco	8,344,466	44,922,834	—	53,267,300
Health Care Equipment & Services	—	12,588,101	—	12,588,101
Insurance	—	13,792,954	—	13,792,954
Materials	—	29,613,760	—	29,613,760
Real Estate	20,043,121	4,445,686	—	24,488,807
Technology Hardware & Equipment	—	6,611,093	—	6,611,093
Transportation	—	11	—	11
Utilities	—	6,372,302	—	6,372,302
Warrants
Consumer Services	—	4	—	4
Repurchase Agreement	—	493,872	—	493,872
Total	$52,855,244	$204,373,549	$—	$257,228,793

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $37,351,908 and transfers from Level 2 to Level 1 were $75,494,937. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

56

[This Page Intentionally Left Blank.]

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF

Assets:
Investments, at value (1) (2)	$66,140,844	$82,696,225	$85,065,556	$23,550,645
Short-term investments held as collateral for securities loaned (3)	3,024,891	78,176	—	—
Cash	—	—	—	—
Cash denominated in foreign currency, at value (4)	5,356,783	352,610	1,013,721 (b)	94,423 (c)
Receivables:
Investment securities sold	—	—	—	2,979,309
Shares sold	24,336	10,172	—	—
Due from Adviser	—	—	—	24
Dividends and interest	20,360	84,816	38	2,714
Prepaid expenses	392	546	395	232
Total assets	74,567,606	83,222,545	86,079,710	26,627,347

Liabilities:
Payables:
Investment securities purchased	165	—	—	2,948,734
Collateral for securities loaned	3,024,891	78,176	—	—
Line of credit	5,037,733	—	532,463	243,518
Shares redeemed	—	—	2,990	2,714
Due to Adviser	47,485	46,105	69,171	—
Due to custodian	22,081	81,852	—	5
Distribution to shareholders	—	—	—	—
Deferred Trustee fees	7,941	29,321	2,834	259
Accrued expenses	131,249	89,391	182,174	75,082
Total liabilities	8,271,545	324,845	789,632	3,270,312
NET ASSETS	$66,296,061	$82,897,700	$85,290,078	$23,357,035
Shares outstanding	3,300,000	5,150,000	2,300,000	800,000
Net asset value, redemption and offering price per share	$20.09	$16.10	$37.08	$29.20

Net assets consist of:
Aggregate paid in capital	$121,201,014	$262,002,209	$89,657,482	$30,029,717
Net unrealized appreciation (depreciation)	4,116,483	11,157,332	(626,735)	2,004,453
Undistributed (accumulated) net investment income (loss)	(542,896)	(505,460)	(119,404)	(2,161)
Accumulated net realized loss	(58,478,540)	(189,756,381)	(3,621,265)	(8,674,974)
	$66,296,061	$82,897,700	$85,290,078	$23,357,035
(1) Value of securities on loan	$2,853,962	$72,186	$—	$—
(2) Cost of investments	$62,025,875	$71,543,269	$85,686,810	$21,545,382
(3) Cost of short-term investments held as collateral for securities loaned	$3,024,891	$78,176	$—	$—
(4) Cost of cash denominated in foreign currency	$5,355,285	$349,956	$1,019,201	$95,234

(a)	Represents consolidated Statement of Assets and Liabilities
(b)	Includes $5,798 on foreign investor minimum settlement reserve funds.
(c)	Includes $8,357 on foreign investor minimum settlement reserve funds.

See Notes to Financial Statements

58

Egypt Index ETF	India Small-Cap Index ETF (a)	Indonesia Index ETF	Israel ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

$40,960,873	$185,127,822	$85,364,602	$36,286,894	$13,476,838	$2,603,128,270	$89,113,714
—	—	140,200	2,264,420	1,917,810	—	—
144,924	—	—	—	—	—	—
119,825	65,505	3,926	2,584	187,389	82,022	172,514

—	—	—	2,621	25,952	—	170,996
—	—	—	—	—	—	—
—	—	—	—	—	—	—
20,985	186	59,413	34,824	141,704	11,218,839	78,138
156	1,098	594	230	83	9,638	335
41,246,763	185,194,611	85,568,735	38,591,573	15,749,776	2,614,438,769	89,535,697

144,924	—	—	2,618	158,492	—	252,457
—	—	140,200	2,264,420	1,917,810	—	—
—	—	—	—	—	6,692,463	249,298
—	—	—	793	—	—	—
33,269	78,904	35,071	16,814	10,924	867,020	64,293
—	1,213,323	—	—	88,874	—	—
—	—	—	—	27,000	617,500	79,333
3,441	7,837	23,794	1,656	2,364	119,707	1,643
79,858	267,509	129,277	69,217	51,002	977,277	133,437
261,492	1,567,573	328,342	2,355,518	2,256,466	9,273,967	780,461
$40,985,271	$183,627,038	$85,240,393	$36,236,055	$13,493,310	$2,605,164,802	$88,755,236
1,574,974	4,474,967	4,000,000	1,350,000	1,000,000	123,500,000	2,333,318

$26.02	$41.03	$21.31	$26.84	$13.49	$21.09	$38.04

$78,731,129	$220,054,195	$206,619,026	$45,084,291	$36,420,020	$4,267,149,166	$88,434,926
(2,847,828)	12,277,419	(20,872,668)	(5,485,468)	(5,544,335)	58,673,659	9,738,242
(2,363,741)	(1,062,764)	166,734	(44,456)	119,720	628,281	(177,069)
(32,534,289)	(47,641,812)	(100,672,699)	(3,318,312)	(17,502,095)	(1,721,286,304)	(9,240,863)
$40,985,271	$183,627,038	$85,240,393	$36,236,055	$13,493,310	$2,605,164,802	$88,755,236
$—	$—	$131,306	$2,033,970	$1,834,113	$—	$—
$43,817,380	$172,851,046	$106,237,246	$41,772,389	$19,018,236	$2,544,459,835	$79,374,620
$—	$—	$140,200	$2,264,420	$1,917,810	$—	$—
$110,697	$64,862	$3,930	$2,587	$186,725	$76,798	$172,440

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016 (continued)

Vietnam ETF

Assets:
Investments, at value (1) (2)	$256,734,921
Short-term investments held as collateral for securities loaned (3)	493,872
Cash denominated in foreign currency, at value (4)	5,072,956
Receivables:
Investment securities sold	195,544
Shares sold	2,855
Dividends and interest	364,708
Prepaid expenses	1,885
Total assets	262,866,741

Liabilities:
Payables:
Investment securities purchased	97,799
Collateral for securities loaned	493,872
Line of credit	4,326,022
Due to Adviser	111,100
Due to custodian	3,153
Deferred Trustee fees	28,390
Accrued expenses	257,550
Total liabilities	5,317,886
NET ASSETS	$257,548,855
Shares outstanding	19,850,000
Net asset value, redemption and offering price per share	$12.97

Net assets consist of:
Aggregate paid in capital	$538,208,503
Net unrealized depreciation	(16,962,425)
Accumulated net investment loss	(999,387)
Accumulated net realized loss	(262,697,836)
$257,548,855
(1) Value of securities on loan	$437,382
(2) Cost of investments	$273,696,612
(3) Cost of short-term investments held as collateral for securities loaned	$493,872
(4) Cost of cash denominated in foreign currency	$5,074,300

See Notes to Financial Statements

60

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VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2016

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF

Income:
Dividends	$2,698,620	$3,325,871	$1,646,584	$296,089
Interest	—	—	327	727
Securities lending income	87,506	41,611	—	—
Foreign taxes withheld	(354,971)	(70,570)	(169,808)	(35,397)
Total income	2,431,155	3,296,912	1,477,103	261,419

Expenses:
Management fees	334,129	440,043	374,124	175,956
Professional fees	47,826	52,773	172,067	122,109
Insurance	1,302	1,411	1,643	692
Trustees’ fees and expenses	2,562	950	1,833	1,469
Reports to shareholders	23,111	21,664	13,436	9,450
Indicative optimized portfolio value fee	2,461	2,102	6,090	4,330
Custodian fees	97,876	62,768	149,574	42,895
Registration fees	4,017	5,107	5,091	5,150
Transfer agent fees	2,393	2,393	2,393	2,393
Fund accounting fees	14,646	2,002	47,330	21,231
Interest	13,269	7,446	6,873	10,217
Other	10,189	5,882	10,008	11,573
Total expenses	553,781	604,541	790,462	407,465
Waiver of management fees	(26,955)	(77,846)	(258,282)	(122,757)
Expenses assumed by the Adviser	—	—	—	—
Net expenses	526,826	526,695	532,180	284,708
Net investment income (loss)	1,904,329	2,770,217	944,923	(23,289)

Net realized gain (loss) on:
Investments	(11,910,153)	(17,177,626)	(1,676,526)	(2,949,920)
Swap contracts	—	—	(356,054)	—
In-kind redemptions	960,312	375,612	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(780,494)	86,893	(199,107)	(145,075)
Net realized gain (loss)	(11,730,335)	(16,715,121)	(2,231,687)	(3,094,995)

Net change in unrealized appreciation (depreciation) on:
Investments	17,576,406	52,643,634	(16,419,634)	(11,543,576)
Swap contracts	—	—	(95,211)	—
Foreign currency transactions and foreign denominated assets and liabilities	(5,201)	10,560	(4,371)	(322)
Net change in unrealized appreciation (depreciation)	17,571,205	52,654,194	(16,519,216)	(11,543,898)
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,745,199	$38,709,290	$(17,805,980)	$(14,662,182)

(a)	Represents consolidated Statement of Operations.

See Notes to Financial Statements

62

Egypt Index ETF	India Small-Cap Index ETF (a)	Indonesia Index ETF	Israel ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

$643,297	$3,120,461	$2,408,157	$661,919	$380,187	$67,791,661	$2,366,151
—	27,047	—	—	—	—	—
3,193	—	23,278	98,946	21,255	—	—
(62,039)	(2)	(767,926)	(126,404)	99,174	(10,798,532)	(227,964)
584,451	3,147,506	1,663,509	634,461	500,616	56,993,129	2,138,187

133,759	903,259	512,235	206,116	69,859	9,076,360	264,887
43,049	213,346	52,972	54,545	59,212	111,556	58,491
642	3,212	1,732	685	260	28,793	697
570	55,343	3,119	1,269	558	63,301	696
9,258	21,399	17,054	14,642	13,780	80,381	3,407
4,992	6,089	6,087	4,992	4,992	2,999	4,131
75,046	77,231	67,053	64,508	14,300	4,753,623	102,009
4,985	4,986	4,986	5,009	4,997	15,081	4,986
2,393	4,786	2,393	2,393	2,393	1,396	2,393
3,160	57,323	10,641	13,544	4,763	89,119	2,925
20,609	17,843	6,100	4,574	399	116,905	7,867
6,533	52,475	15,016	8,186	6,647	68,726	6,543
304,996	1,417,292	699,388	380,463	182,160	14,408,240	459,032
(34,450)	—	(109,340)	(132,673)	(69,859)	(2,547,000)	(63,067)
—	—	—	—	(28,072)	—	—
270,546	1,417,292	590,048	247,790	84,229	11,861,240	395,965
313,905	1,730,214	1,073,461	386,671	416,387	45,131,889	1,742,222

(3,204,626)	10,195,693	(10,244,785)	(2,606,310)	(2,573,775)	(139,849,019)	10,778,992
—	—	—	—	—	—	—
15,181	8,293	191,716	653,929	(190,599)	53,908,856	(52,241)

(2,318,462)	(195,166)	(165,785)	(12,112)	(2,876)	(222,804)	(36,664)
(5,507,907)	10,008,820	(10,218,854)	(1,964,493)	(2,767,250)	(86,162,967)	10,690,087

(1,922,925)	(18,720,320)	24,355,680	(991,272)	3,001,662	750,632,218	26,574,212
—	—	—	—	—	—	—

18,790	(2,600)	150,805	49	(512)	17,230	1,204
(1,904,135)	(18,722,920)	24,506,485	(991,223)	3,001,150	750,649,448	26,575,416

$(7,098,137)	$(6,983,886)	$15,361,092	$(2,569,045)	$650,287	$709,618,370	$39,007,725

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2016 (continued)

Vietnam ETF

Income:
Dividends – unaffiliated issuers	$8,910,037
Dividends – affiliated issuers	371,652
Securities lending income	38,854
Foreign taxes withheld	(70,412)
Total income	9,250,131

Expenses:
Management fees	1,653,662
Professional fees	67,182
Insurance	6,628
Trustees’ fees and expenses	8,913
Reports to shareholders	43,292
Indicative optimized portfolio value fee	6,090
Custodian fees	193,973
Registration fees	7,661
Transfer agent fees	2,393
Fund accounting fees	21,473
Interest	123,793
Other	51,040
Total expenses	2,186,100
Net investment income	7,064,031

Net realized loss on:
Investments – unaffiliated issuers	(61,030,690)
Investments – affiliated issuers	(1,980,397)
In-kind redemptions	(1,200,900)
Foreign currency transactions and foreign denominated assets and liabilities	(870,991)
Net realized loss	(65,082,978)

Net change in unrealized appreciation (depreciation) on:
Investments	22,732,198
Foreign currency transactions and foreign denominated assets and liabilities	(9,874)
Net change in unrealized appreciation (depreciation)	22,722,324
Net Decrease in Net Assets Resulting from Operations	$(35,296,623)

See Notes to Financial Statements

64

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VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$1,904,329	$1,801,320	$2,770,217	$2,723,510
Net realized gain (loss)	(11,730,335)	(20,306,145)	(16,715,121)	(54,341,983)
Net change in unrealized appreciation (depreciation)	17,571,205	(11,158,968)	52,654,194	(5,049,261)
Net increase (decrease) in net assets resulting from operations	7,745,199	(29,663,793)	38,709,290	(56,667,734)

Dividends and Distributions to shareholders:
Dividends from net investment income	(1,742,400)	(1,309,000)	(3,582,800)	(2,493,750)
Distributions from net realized capital gains	—	—	—	—
Return of Capital	—	—	—	—
Total Dividends and Distributions	(1,742,400)	(1,309,000)	(3,582,800)	(2,493,750)

Share transactions:**
Proceeds from sale of shares	11,722,379	9,067,339	973,090	23,401,917
Cost of shares redeemed	(11,195,275)	(13,973,637)	(18,466,076)	(2,987,160)
Increase (Decrease) in net assets resulting from share transactions	527,104	(4,906,298)	(17,492,986)	20,414,757
Total increase (decrease) in net assets	6,529,903	(35,879,091)	17,633,504	(38,746,727)
Net Assets, beginning of year	59,766,158	95,645,249	65,264,196	104,010,923
Net Assets, end of year †	$66,296,061	$59,766,158	$82,897,700	$65,264,196
† Including undistributed (accumulated) net investment income (loss)	$(542,896)	$(81,696)	$(505,460)	$(217,925)

** Shares of Common Stock Issued (no par value)
Shares sold	600,000	350,000	100,000	1,500,000
Shares redeemed	(600,000)	(700,000)	(1,200,000)	(150,000)
Net increase (decrease)	—	(350,000)	(1,100,000)	1,350,000

See Notes to Financial Statements

66

ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$944,923	$950,714	$(23,289)	$(139,822)	$313,905	$272,022
(2,231,687)	3,435,354	(3,094,995)	(5,977,981)	(5,507,907)	(11,533,270)
(16,519,216)	(6,819,446)	(11,543,898)	13,330,157	(1,904,135)	(10,328,983)
(17,805,980)	(2,433,378)	(14,662,182)	7,212,354	(7,098,137)	(21,590,231)

(341,148)	(1,224,350)	—	—	—	(409,034)
(644,000)	(2,086,800)	—	—	—	—
(45,252)	—	—	—	—	—
(1,030,400)	(3,311,150)	—	—	—	(409,034)

25,837,188	64,451,582	6,388,916	108,496,422	37,372,142	17,049,802
(26,903,545)	(47,928,705)	(24,712,952)	(80,816,904)	(15,617,447)	(18,182,607)
(1,066,357)	16,522,877	(18,324,036)	27,679,518	21,754,695	(1,132,805)
(19,902,737)	10,778,349	(32,986,218)	34,891,872	14,656,558	(23,132,070)
105,192,815	94,414,466	56,343,253	21,451,381	26,328,713	49,460,783
$85,290,078	$105,192,815	$23,357,035	$56,343,253	$40,985,271	$26,328,713
$(119,404)	$(174,135)	$(2,161)	$(69,161)	$(2,363,741)	$(1,147,625)

650,000	1,300,000	200,000	2,350,000	1,350,000	300,000
(700,000)	(1,000,000)	(750,000)	(1,750,000)	(450,000)	(450,000)
(50,000)	300,000	(550,000)	600,000	900,000	(150,000)

See Notes to Financial Statements

67

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	India Small-Cap Index ETF (a)		Indonesia Index ETF
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$1,730,214	$305,235	$1,073,461	$2,109,332
Net realized gain (loss)	10,008,820	20,963,922	(10,218,854)	(29,274,550)
Net change in unrealized appreciation (depreciation)	(18,722,920)	(20,563,269)	24,506,485	(6,897,353)
Net increase (decrease) in net assets resulting from operations	(6,983,886)	705,888	15,361,092	(34,062,571)

Dividends to shareholders:
Dividends from net investment income	(2,532,831)	(5,350,305)	(988,000)	(2,105,600)
Return of Capital	—	—	—	—
Total Dividends and Distributions	(2,532,831)	(5,350,305)	(988,000)	(2,105,600)

Share transactions:**
Proceeds from sale of shares	23,985,217	23,988,821	25,570,032	908,259
Cost of shares redeemed	(2,211,689)	(120,719,322)	(40,995,490)	(63,278,405)
Increase (Decrease) in net assets resulting from share transactions	21,773,528	(96,730,501)	(15,425,458)	(62,370,146)
Total increase (decrease) in net assets	12,256,811	(101,374,918)	(1,052,366)	(98,538,317)
Net Assets, beginning of year	171,370,227	272,745,145	86,292,759	184,831,076
Net Assets, end of year †	$183,627,038	$171,370,227	$85,240,393	$86,292,759
† Including undistributed (accumulated) net investment income (loss)	$(1,062,764)	$(65,172)	$166,734	$246,544

** Shares of Common Stock Issued (no par value)
Shares sold	600,000	550,000	1,250,000	50,000
Shares redeemed	(50,000)	(2,750,000)	(1,950,000)	(2,950,000)
Net increase (decrease)	550,000	(2,200,000)	(700,000)	(2,900,000)
(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

68

Israel ETF		Poland ETF		Russia ETF
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$386,671	$514,402	$416,387	$513,461	$45,131,889	$56,368,227
(1,964,493)	4,206,992	(2,767,250)	(2,688,407)	(86,162,967)	(332,552,496)
(991,223)	(6,207,550)	3,001,150	(2,844,709)	750,649,448	205,821,769
(2,569,045)	(1,486,156)	650,287	(5,019,655)	709,618,370	(70,362,500)

(361,023)	(601,600)	(291,000)	(500,250)	(40,330,100)	(58,387,500)
(247,977)	—	—	—	—	—
(609,000)	(601,600)	(291,000)	(500,250)	(40,330,100)	(58,387,500)

—	24,708,761	606,101	2,819,051	921,711,668	904,381,956
(6,676,532)	(20,865,169)	(2,741,042)	(915,900)	(721,684,210)	(581,727,621)
(6,676,532)	3,843,592	(2,134,941)	1,903,151	200,027,458	322,654,335
(9,854,577)	1,755,836	(1,775,654)	(3,616,754)	869,315,728	193,904,335
46,090,632	44,334,796	15,268,964	18,885,718	1,735,849,074	1,541,944,739
$36,236,055	$46,090,632	$13,493,310	$15,268,964	$2,605,164,802	$1,735,849,074
$(44,456)	$(80,326)	$119,720	$(2,791)	$628,281	$(3,950,704)

—	750,000	50,000	150,000	49,250,000	52,350,000
(250,000)	(650,000)	(200,000)	(50,000)	(43,950,000)	(35,800,000)
(250,000)	100,000	(150,000)	100,000	5,300,000	16,550,000

See Notes to Financial Statements

69

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Russia Small-Cap ETF		Vietnam ETF
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income	$1,742,222	$720,237	$7,064,031	$15,298,325
Net realized gain (loss)	10,690,087	(10,186,215)	(65,082,978)	(73,391,441)
Net change in unrealized appreciation (depreciation)	26,575,416	13,792,201	22,722,324	(47,743,936)
Net increase (decrease) in net assets resulting from operations	39,007,725	4,326,223	(35,296,623)	(105,837,052)

Dividends to shareholders:
Dividends from net investment income	(1,860,321)	(700,327)	(6,375,900)	(14,004,900)

Share transactions:**
Proceeds from sale of shares	19,109,895	1,113,532	11,511,083	193,491,201
Cost of shares redeemed	(2,894,377)	(22,920,403)	(91,520,777)	(162,650,857)
Increase (Decrease) in net assets resulting from share transactions	16,215,518	(21,806,871)	(80,009,694)	30,840,344
Total increase (decrease) in net assets	53,362,922	(18,180,975)	(121,682,217)	(89,001,608)
Net Assets, beginning of year	35,392,314	53,573,289	379,231,072	468,232,680
Net Assets, end of year †	$88,755,236	$35,392,314	$257,548,855	$379,231,072
† Including accumulated net investment loss	$(177,069)	$(23,298)	$(999,387)	$(1,184,584)

** Shares of Common Stock Issued (no par value)
Shares sold	650,000	50,000	800,000	10,600,000
Shares redeemed	(150,000)	(950,000)	(6,600,000)	(9,800,000)
Net increase (decrease)	500,000	(900,000)	(5,800,000)	800,000

See Notes to Financial Statements

70

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$18.11		$26.20	$30.93	$30.77	$26.06
Income from investment operations:
Net investment income	0.58		0.50	0.64	0.67	1.05
Net realized and unrealized gain (loss) on investments	1.93		(8.20)	(4.61)	0.32	4.72
Total from investment operations	2.51		(7.70)	(3.97)	0.99	5.77
Less:
Dividends from net investment income	(0.53)		(0.39)	(0.76)	(0.83)	(1.06)
Net asset value, end of year	$20.09		$18.11	$26.20	$30.93	$30.77
Total return (a)	13.94%		(29.41)%	(12.86)%	3.24%	22.15%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$66,296		$59,766	$95,645	$108,245	$84,627
Ratio of gross expenses to average net assets	0.83%		0.82%	0.80%	0.93%	0.91%
Ratio of net expenses to average net assets	0.79%		0.79%	0.80%	0.81%	0.80%
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(c)	0.78%	0.78%	0.78%	0.78%
Ratio of net investment income to average net assets	2.85%		2.05%	2.00%	2.35%	3.63%
Portfolio turnover rate (b)	45%		33%	30%	86%	24%

	Brazil Small-Cap ETF
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$10.44		$21.23	$29.61	$42.20	$36.35
Income from investment operations:
Net investment income	0.51		0.44	0.88	0.54	0.62
Net realized and unrealized gain (loss) on investments	5.83		(10.83)	(8.37)	(12.58)	5.88
Total from investment operations	6.34		(10.39)	(7.49)	(12.04)	6.50
Less:
Dividends from net investment income	(0.68)		(0.40)	(0.89)	(0.55)	(0.62)
Distributions from net realized capital gains	—		—	—	—	(0.03)
Total dividends and distributions	(0.68)		(0.40)	(0.89)	(0.55)	(0.65)
Net asset value, end of year	$16.10		$10.44	$21.23	$29.61	$42.20
Total return (a)	60.92%		(48.97)%	(25.19)%	(28.58)%	17.86%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$82,898		$65,264	$104,011	$196,891	$552,816
Ratio of gross expenses to average net assets	0.69%		0.72%	0.66%	0.64%	0.64%
Ratio of net expenses to average net assets	0.60%		0.60%	0.60%	0.60%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.59%		0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	3.14%		3.29%	2.99%	1.11%	1.42%
Portfolio turnover rate (b)	44%		57%	64%	33%	76%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Excludes reimbursement from prior year custodial charge of 0.01%.

See Notes to Financial Statements

71

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	ChinaAMC CSI 300 ETF
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$44.76		$46.06	$30.89	$33.17	$30.28
Income from investment operations:
Net investment income (loss)	0.41		0.45	0.32 (a)	(0.40)	— (g)
Net realized and unrealized gain (loss) on investments	(7.64)		(0.34)	14.85	(1.18)	2.89
Total from investment operations	(7.23)		0.11	15.17	(1.58)	2.89
Less:
Dividends from net investment income	(0.15)		(0.52)	—	(0.70)	—
Distributions from net realized capital gains	(0.28)		(0.89)	—	—	—
Return of Capital	(0.02)		—	—	—	—
Total dividends and distributions	(0.45)		(1.41)	—	(0.70)	—
Net asset value, end of year	$37.08		$44.76	$46.06	$30.89	$33.17
Total return (b)	(16.16)%		0.22%	49.11%	(4.74)%	9.54%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$85,290		$105,193	$94,414	$29,344	$33,169
Ratio of gross expenses to average net assets	1.06%		1.20%	1.69%	1.14%	2.21%
Ratio of net expenses to average net assets	0.71%		0.75%	0.72%	0.72%	0.72%
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(h)	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	1.26%		0.91%	1.00%	(0.70)%	(0.69)%
Portfolio turnover rate (c)	50%		70%	59%	0%	0%

	ChinaAMC SME-ChiNext ETF
	For the Year Ended		For the Period July 23, 2014(d) through
	December 31,		December 31,
	2016	2015	2014
Net asset value, beginning of period	$41.74	$28.60	$24.68
Income from investment operations:
Net investment loss	(0.06)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	(12.48)	13.24	3.97
Total from investment operations	(12.54)	13.14	3.92
Net asset value, end of period	$29.20	$41.74	$28.60
Total return (b)	(30.04)%	45.94%	15.88	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$23,357	$56,343	$21,451
Ratio of gross expenses to average net assets	1.16%	1.11%	1.48	%(f)
Ratio of net expenses to average net assets	0.81%	0.79%	0.78	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	0.78%	0.78%	0.78	%(f)
Ratio of net investment loss to average net assets	(0.07)%	(0.29)%	(0.73	)%(f)
Portfolio turnover rate (c)	39%	160%	7	%(e)

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations.
(e)	Not Annualized.
(f)	Annualized.
(g)	Amount represents less than $0.005 per share.
(h)	Excludes reimbursement from prior year custodial charge of 0.02%.

See Notes to Financial Statements

72

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Egypt Index ETF #
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$39.01		$59.95	$55.51	$51.00	$38.56
Income from investment operations:
Net investment income	1.17		0.04	0.53	1.13	3.48
Net realized and unrealized gain (loss) on investments	(14.16)		(20.37)	6.67	4.42	12.68
Total from investment operations	(12.99)		(20.33)	7.20	5.55	16.16
Less:
Dividends from net investment income	—		(0.61)	(2.76)	(1.04)	(3.72)
Net asset value, end of year	$26.02		$39.01	$59.95	$55.51	$51.00
Total return (a)	(33.30)%		(33.89)%	12.92%	10.90%	41.94%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$40,985		$26,329	$49,461	$48,571	$36,325
Ratio of gross expenses to average net assets	1.14%		1.07%	0.97%	1.18%	1.08%
Ratio of net expenses to average net assets	1.01%		0.98%	0.97%	0.98%	0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.94	%(d)	0.94%	0.92%	0.94%	0.94%
Ratio of net investment income to average net assets	1.17%		0.60%	0.63%	2.31%	5.29%
Portfolio turnover rate (b)	56%		57%	69%	78%	50%

	India Small-Cap Index ETF #
	For the Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of year	$43.66		$44.53	$31.31	$44.24	$35.28
Income from investment operations:
Net investment income	0.39		0.06 (c)	0.37	0.25	0.36
Net realized and unrealized gain (loss) on investments	(2.45)		0.42	13.29	(13.04)	8.64
Total from investment operations	(2.06)		0.48	13.66	(12.79)	9.00
Less:
Dividends from net investment income	(0.57)		(1.35)	(0.44)	(0.14)	(0.04)
Net asset value, end of year	$41.03		$43.66	$44.53	$31.31	$44.24
Total return (a)	(4.70)%		1.07%	43.65%	(28.91)%	25.54%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$183,627		$171,370	$272,745	$110,352	$93,999
Ratio of gross expenses to average net assets	0.78%		0.78%	0.92%	1.39%	1.68%
Ratio of net expenses to average net assets	0.78%		0.78%	0.89%	0.93%	0.91%
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(d)	0.75%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	0.96%		0.13%	0.82%	0.73%	0.28%
Portfolio turnover rate (b)	29%		40%	120%	77%	65%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Calculated based upon average shares outstanding.
(d)	Excludes reimbursement from prior year custodial charge of 0.01%.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

73

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Indonesia Index ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.36	$24.32	$20.98	$28.63	$28.48
Income from investment operations:
Net investment income	0.28	0.47	0.53	0.75	0.54
Net realized and unrealized gain (loss) on investments	2.92	(5.98)	3.31	(7.68)	0.12
Total from investment operations	3.20	(5.51)	3.84	(6.93)	0.66
Less:
Dividends from net investment income	(0.25)	(0.45)	(0.50)	(0.72)	(0.51)
Net asset value, end of year	$21.31	$18.36	$24.32	$20.98	$28.63
Total return (a)	17.49%	(22.69)%	18.34%	(24.20)%	2.31%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$85,240	$86,293	$184,831	$183,618	$405,095
Ratio of gross expenses to average net assets	0.68%	0.72%	0.66%	0.67%	0.65%
Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.57%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of net investment income to average net assets	1.05%	1.65%	1.80%	1.95%	1.70%
Portfolio turnover rate (b)	12%	11%	12%	20%	19%

	Israel ETF
	For the Year Ended December 31,			For the Period June 25, 2013(c) through December 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$28.81	$29.56	$30.04	$25.30
Income from investment operations:
Net investment income	0.27	0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	(1.80)	(0.69)	(0.05)	4.80
Total from investment operations	(1.53)	(0.37)	0.26	4.90
Less:
Dividends from net investment income	(0.26)	(0.38)	(0.28)	(0.16)
Distributions from net realized capital gains	—	—	(0.46)	—
Return of Capital	(0.18)	—	—	—
Total dividends and distributions	(0.44)	(0.38)	(0.74)	(0.16)
Net asset value, end of period	$26.84	$28.81	$29.56	$30.04
Total return (a)	(5.34)%	(1.27)%	0.88%	19.39	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$36,236	$46,091	$44,335	$30,036
Ratio of gross expenses to average net assets	0.92%	0.85%	0.76%	0.94	%(e)
Ratio of net expenses to average net assets	0.60%	0.59%	0.60%	0.59	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.59	%(e)
Ratio of net investment income to average net assets	0.94%	1.04%	1.03%	0.83	%(e)
Portfolio turnover rate (b)	19%	18%	17%	24	%(d)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Commencement of operations.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements

74

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Poland ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.28	$17.99	$22.60	$22.25	$17.24
Income from investment operations:
Net investment income	0.42	0.45	0.80	0.74	0.84
Net realized and unrealized gain (loss) on investments	0.08	(4.72)	(4.61)	0.36	4.99
Total from investment operations	0.50	(4.27)	(3.81)	1.10	5.83
Less:
Dividends from net investment income	(0.29)	(0.44)	(0.80)	(0.75)	(0.82)
Net asset value, end of year	$13.49	$13.28	$17.99	$22.60	$22.25
Total return (a)	3.60%	(23.85)%	(16.90)%	4.92%	33.82%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$13,493	$15,269	$18,886	$30,514	$32,266
Ratio of gross expenses to average net assets	1.30%	1.11%	0.99%	1.07%	1.03%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.61%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.60%	0.60%	0.61%	0.60%
Ratio of net investment income to average net assets	2.98%	2.69%	2.91%	3.31%	3.79%
Portfolio turnover rate (b)	18%	30%	19%	21%	20%

	Russia ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.69	$15.17	$28.69	$29.63	$26.32
Income from investment operations:
Net investment income	0.38	0.50	0.59	0.80	0.73
Net realized and unrealized gain (loss) on investments	6.36	(0.46)	(13.45)	(1.00)	3.31
Total from investment operations	6.74	0.04	(12.86)	(0.20)	4.04
Less:
Dividends from net investment income	(0.34)	(0.52)	(0.66)	(0.74)	(0.73)
Net asset value, end of year	$21.09	$14.69	$15.17	$28.69	$29.63
Total return (a)	45.91%	0.39%	(44.95)%	(0.65)%	15.35%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,605,165	$1,735,849	$1,541,945	$1,187,720	$1,634,230
Ratio of gross expenses to average net assets	0.79%	0.72%	0.61%	0.71%	0.63%
Ratio of net expenses to average net assets	0.65%	0.63%	0.61%	0.63%	0.62%
Ratio of net expenses, excluding interest expense and depository receipt fees (c), to average net assets	0.65%	0.62%	0.61%	0.62%	0.62%
Ratio of net investment income to average net assets	2.48%	2.98%	3.92%	2.52%	2.28%
Portfolio turnover rate (b)	22%	33%	23%	27%	41%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.10% of average daily net assets (See Note 3).

See Notes to Financial Statements

75

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia Small-Cap ETF #
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$19.31	$19.60	$42.24	$45.15	$47.58
Income from investment operations:
Net investment income	0.77	0.38	0.91	0.30	0.72
Net realized and unrealized gain (loss) on investments	18.77	(0.29)	(23.14)	(2.01)	(2.22)
Total from investment operations	19.54	0.09	(22.23)	(1.71)	(1.50)
Less:
Dividends from net investment income	(0.81)	(0.38)	(0.41)	(1.20)	(0.93)
Net asset value, end of year	$38.04	$19.31	$19.60	$42.24	$45.15
Total return (a)	101.07%	0.48%	(52.67)%	(3.77)%	(3.17)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$88,755	$35,392	$53,573	$16,191	$8,276
Ratio of gross expenses to average net assets	0.86%	1.19%	0.95%	1.87%	2.21%
Ratio of net expenses to average net assets	0.75%	0.69%	0.68%	0.67%	0.71%
Ratio of net expenses, excluding interest expense and depositary receipt fees (c), to average net assets	0.73%	0.67%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	3.28%	1.58%	2.42%	0.59%	1.63%
Portfolio turnover rate (b)	72%	30%	32%	74%	67%

	Vietnam ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.78	$18.84	$18.63	$17.06	$14.76
Income from investment operations:
Net investment income	0.39	0.55	0.51	0.59	0.35
Net realized and unrealized gain (loss) on investments	(1.83)	(4.11)	0.21	1.58	2.32
Total from investment operations	(1.44)	(3.56)	0.72	2.17	2.67
Less:
Dividends from net investment income	(0.37)	(0.50)	(0.49)	(0.60)	(0.37)
Return of capital	—	—	(0.02)	—	—
Total dividends and distributions	(0.37)	(0.50)	(0.51)	(0.60)	(0.37)
Net asset value, end of year	$12.97	$14.78	$18.84	$18.63	$17.06
Total return (a)	(9.78)%	(18.87)%	3.95%	12.75%	18.07%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$257,549	$379,231	$468,233	$372,634	$286,672
Ratio of gross expenses to average net assets	0.66%	0.67%	0.66%	0.72%	0.76%
Ratio of net expenses to average net assets	0.66%	0.67%	0.66%	0.72%	0.76%
Ratio of net expenses, excluding interest expense, to average net assets	0.63%	0.65%	0.65%	0.70%	0.74%
Ratio of net investment income to average net assets	2.14%	3.29%	2.32%	2.98%	2.08%
Portfolio turnover rate (b)	47%	67%	67%	48%	54%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(c)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.08% of average daily net assets (See Note 3).
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

76

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) (formerly known as Market Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2016, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF (formerly ChinaAMC A-Share ETF**), ChinaAMC SME-ChiNext ETF, Egypt Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objective by primarily investing directly in A-shares through the Hong Kong-Shanghai Stock Connect program and via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the China Securities Index Co. Ltd., BlueStar Global Investors LLC or MV Index Solutions GmbH (formerly Market Vectors Index Solutions GmbH), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Commencement
Fund	of Operations	Index
Africa Index ETF	July 10, 2008	MVISTM GDP Africa Index*
Brazil Small-Cap ETF	May 12, 2009	MVISTM Brazil Small-Cap Index*
ChinaAMC CSI 300 ETF**	October 13, 2010	CSI 300 Index
ChinaAMC SME-ChiNext ETF	July 23, 2014	SME-ChiNext 100 Index
Egypt Index ETF	February 16, 2010	MVISTM Egypt Index*
India Small-Cap Index ETF	August 24, 2010	MVISTM India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	MVISTM Indonesia Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Poland ETF	November 24, 2009	MVISTM Poland Index*
Russia ETF	April 24, 2007	MVISTM Russia Index*
Russia Small-Cap ETF	April 13, 2011	MVISTM Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	MVISTM Vietnam Index*

*	Published by MV Index Solutions GmbH.
**	Effective May 1, 2016, ChinaAMC A-Share ETF changed its name to ChinaAMC CSI 300 ETF.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values

77

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

78

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2016 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below.

Swap Agreements—The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk,

79

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than ChinaAMC CSI 300 ETF, held no swap contracts during the year ended December 31, 2016. ChinaAMC CSI 300 ETF invested in the following type of swap during the year ended December 31, 2016:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the year ended December 31, 2016, the average daily notional amount of the total return swap contracts held by ChinaAMC CSI 300 ETF was $2,155,028. The Fund held no total return swap contracts at December 31, 2016.

For ChinaAMC CSI 300 ETF, the impact of transactions in derivative instruments during the year ended December 31, 2016, was as follows:

Equity Risk
Realized gain (loss):
Swap contracts[1]	$(356,054)
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(95,211)

[1]	Statements of Operations location: Net realized gain (loss) on swap contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2016 is presented in the Schedules of Investments. Refer to related disclosure in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

J.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2017, to voluntarily waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses; and for

80

Russia ETF and Russia Small-Cap ETF, depositary receipt fees up to 0.10% and 0.08% of average daily net assets, respectively) from exceeding the expense limitations listed in the table below.

The current management fee rates/expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2016, are as follows:

	Expense	Waiver of	Expenses Assumed
Fund	Limitation	Management Fees	by the Adviser
Africa Index ETF	0.78%	$26,955	$—
Brazil Small-Cap ETF	0.59	77,846	—
ChinaAMC CSI 300 ETF*	0.72	258,282	—
ChinaAMC SME-ChiNext ETF*	0.78	122,757	—
Egypt Index ETF	0.94	34,450	—
India Small-Cap Index ETF	0.85	—	—
Indonesia Index ETF	0.57	109,340	—
Israel ETF	0.59	132,673	—
Poland ETF	0.60	69,859	28,072
Russia ETF	0.62	2,547,000	—
Russia Small-Cap ETF	0.67	63,067	—
Vietnam ETF	0.76	—	—

*	The Adviser paid sub-advisory fees directly to the Sub-Adviser.

During the year ended December 31, 2016, the Adviser purchased and sold shares of Egypt Index ETF. These purchases and sales aggregated $3,840,764 and $2,377,528, respectively.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Africa Index ETF	$30,016,147	$30,387,358
Brazil Small-Cap ETF	38,606,661	55,079,197
ChinaAMC CSI 300 ETF	38,947,874	38,098,163
ChinaAMC SME-ChiNext ETF	13,849,761	32,817,975
Egypt Index ETF	25,595,048	15,322,186
India Small-Cap Index ETF	73,273,959	52,840,979
Indonesia Index ETF	11,834,123	12,079,317
Israel ETF	7,843,190	7,985,592
Poland ETF	2,591,686	2,464,830
Russia ETF	432,636,539	402,745,686
Russia Small-Cap ETF	45,899,308	38,919,611
Vietnam ETF	153,944,569	226,065,224

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VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Income Taxes—As of December 31, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Africa Index ETF	$66,448,897	$8,924,593	$(6,207,755)	$2,716,838
Brazil Small-Cap ETF	81,832,222	17,036,584	(16,094,405)	942,179
ChinaAMC CSI 300 ETF	87,752,532	6,288,558	(8,975,534)	(2,686,976)
ChinaAMC SME-ChiNext ETF	22,651,197	3,976,955	(3,077,507)	899,448
Egypt Index ETF	48,562,604	2,589,175	(10,190,906)	(7,601,731)
India Small-Cap Index ETF	183,856,996	33,761,354	(32,490,528)	1,270,826
Indonesia Index ETF	106,734,373	5,119,949	(26,349,520)	(21,229,571)
Israel ETF	44,136,164	3,234,178	(8,819,028)	(5,584,850)
Poland ETF	21,087,550	585,491	(6,278,393)	(5,692,902)
Russia ETF	2,569,905,969	275,003,426	(241,781,125)	33,222,301
Russia Small-Cap ETF	81,043,027	17,073,981	(9,003,294)	8,070,687
Vietnam ETF	301,542,657	34,664,388	(78,978,252)	(44,313,864)

At December 31, 2016, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated	Qualified	Other	Unrealized
	Ordinary	Capital	Late-Year	Temporary	Appreciation
Fund	Income	Losses	Losses	Differences	(Depreciation)	Total
Africa Index ETF	$—	$(57,239,110)	$(376,256)	$(7,939)	$2,718,352	$(54,904,953)
Brazil Small-Cap ETF	256,582	(180,278,326)	—	(29,320)	946,555	(179,104,509)
ChinaAMC CSI 300 ETF	—	(1,625,261)	(46,852)	(2,834)	(2,692,457)	(4,367,404)
ChinaAMC SME-ChiNext ETF	—	(7,569,159)	(1,902)	(259)	898,638	(6,672,682)
Egypt Index ETF	—	(28,155,521)	(1,993,843)	(3,442)	(7,593,052)	(37,745,858)
India Small-Cap Index ETF	—	(36,967,461)	(723,328)	(7,837)	1,271,469	(36,427,157)
Indonesia Index ETF	190,529	(100,315,772)	—	(23,795)	(21,229,595)	(121,378,633)
Israel ETF	—	(3,261,758)	—	(1,655)	(5,584,823)	(8,848,236)
Poland ETF	124,724	(17,353,228)	—	(2,367)	(5,695,839)	(22,926,710)
Russia ETF	2,685,476	(1,697,777,657)	—	(119,708)	33,227,525	(1,661,984,364)
Russia Small-Cap ETF	226,446	(7,974,326)	—	(1,645)	8,069,835	320,310
Vietnam ETF	—	(235,964,465)	(352,196)	(28,389)	(44,314,598)	(280,659,648)

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2016 and December 31, 2015 was as follows:

	2016 Dividends			2015 Dividends
	Ordinary	Long-Term	Return Of	Ordinary	Long-Term
Fund	Income	Capital Gains	Capital	Income	Capital Gains
Africa Index ETF	$1,742,400	$—	$—	$1,309,000	$—
Brazil Small-Cap ETF	3,582,800	—	—	2,493,750	—
ChinaAMC CSI 300 ETF	401,102 *	584,046	45,252	2,986,850 *	324,300
Egypt Index ETF	—	—	—	409,034	—
India Small-Cap Index ETF	2,532,831	—	—	5,350,305	—
Indonesia Index ETF	988,000	—	—	2,105,600	—
Israel ETF	361,023	—	247,977	601,600	—
Poland ETF	291,000	—	—	500,250	—
Russia ETF	40,330,100	—	—	58,387,500	—
Russia Small-Cap ETF	1,860,321	—	—	700,327	—
Vietnam ETF	6,375,900	—	—	14,004,900	—

*	Includes short-term capital gains

82

Qualified late year losses incurred after October 31, 2016, and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2016, the Funds’ intend to defer to January 1, 2017 for federal tax purposes qualified late-year losses as follows:

	Late-Year	Post-October
Fund	Ordinary Losses	Capital Losses
Africa Index ETF	$376,256	$—
ChinaAMC CSI 300 ETF	46,852	—
ChinaAMC SME-ChiNext ETF	1,902	—
Egypt Index ETF	1,993,843	—
India Small-Cap Index ETF	723,328	—
Vietnam ETF	352,196	—

At December 31, 2016, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective-	Post-Effective-
	No Expiration	No Expiration	Amount Expiring in
	Short-Term	Long-Term	the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017
Africa Index ETF	$9,465,262	$45,726,686	$1,095,985	$951,177
Brazil Small-Cap ETF	27,517,893	152,760,433	—	—
ChinaAMC CSI 300 ETF	1,625,261	—	—	—
ChinaAMC SME-ChiNext ETF	6,389,337	1,179,822	—	—
Egypt Index ETF	11,833,036	16,194,085	128,400	—
India Small-Cap Index EF	34,949,461	2,018,000	—	—
Indonesia Index ETF	36,729,289	60,740,613	2,845,870	—
Israel ETF	875,735	2,386,023	—	—
Poland ETF	2,868,435	14,313,467	171,326	—
Russia ETF	229,409,942	997,307,007	121,306,708	349,754,000
Russia Small-Cap ETF	5,048,850	2,925,476	—	—
Vietnam ETF	62,814,041	171,290,225	1,860,199	—

During the year ended December 31, 2016, the following Funds had a portion of their accumulated capital loss carryforwards expire: $163,267 from Africa Index ETF and $19,808,213 from Russia ETF.

During the year ended December 31, 2016, the following Funds utilized a portion of their accumulated capital loss carryforwards: $8,799,592 from India Small-Cap Index ETF and $10,089,752 from Russia Small-Cap ETF.

During the year ended December 31, 2016, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, expiration of capital loss carryforwards and tax treatment of in-kind redemptions, the Funds incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase (Decrease)	Increase (Decrease)	Increase (Decrease)
	in Accumulated Net	in Accumulated Net	in Aggregate
Fund	Investment Income/Loss	Realized Gain/Loss	Paid in Capital
Africa Index ETF	$(623,129)	$(145,830)	$768,959
Brazil Small-Cap ETF	525,048	(741,449)	216,401
ChinaAMC CSI 300 ETF	(549,044)	549,043	1
ChinaAMC SME-ChiNext ETF	90,289	145,489	(235,778)
Egypt Index ETF	(1,530,021)	2,296,359	(766,338)
India Small-Cap Index EF	(194,975)	186,682	8,293
Indonesia Index ETF	(165,271)	53,974	111,297
Israel ETF	10,222	(501,090)	490,868
Poland ETF	(2,876)	247,412	(244,536)
Russia ETF	(222,804)	(28,894,093)	29,116,897
Russia Small-Cap ETF	(35,672)	171,303	(135,631)
Vietnam ETF	(502,934)	1,717,060	(1,214,126)
83

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. The Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or penalties.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. China generally imposes withholding income tax (“WHT”) at a rate of 10% on dividends and interest (excluding government bond interest) derived by non-PRC resident enterprises (including a Qualified Foreign Institutional Investor (“QFII”) and a Renminbi Qualified Foreign Institutional Investor (“RQFII”)) from issuers resident in China. China also imposes WHT at a rate of 10% on capital gains derived by non-PRC resident enterprises from the disposal in shares of PRC enterprises. Effective November 17, 2014, investments through the Hong Kong-Shanghai Stock Connect program, QFIIs and RQFIIs, which includes these Funds, are exempted temporarily from WHT with respect to gains derived from the trading of equity investments (including A-shares).

The Finance Act, 2012 introduced a general anti-avoidance rule (“GAAR”), which is slated to be effective from April 1, 2017. GAAR is applicable where the main purpose of an arrangement is tax avoidance and empowers Indian tax authorities to declare such an arrangement as an impermissible avoidance arrangement.

Additionally, on May 10, 2016, the Governments of India and Mauritius signed the Protocol for amending the tax treaty between India and Mauritius. The renegotiation of the Treaty clarifies the applicability of GAAR to a Mauritius subsidiary deemed a tax resident of Mauritius. As per the Protocol, India shall have the right to tax capital gains arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India, with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation. The Protocol could reduce the return to the Fund on its investments made after April 1, 2017 and the return received by Fund shareholders.

Note 6—Capital Share Transactions—As of December 31, 2016, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2016, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$7,261,861	$6,995,628
Brazil Small-Cap ETF	97,139	1,784,892
Egypt Index ETF	13,409,424	4,073,596
India Small-Cap Index ETF	332,738	31,438
Indonesia Index ETF	25,565,074	40,974,371
Israel ETF	—	6,674,851
Poland ETF	606,683	2,740,873
Russia ETF	821,802,899	648,956,238
Russia Small-Cap ETF	11,062,128	1,616,336
Vietnam ETF	1,344,752	9,779,377
84

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. In addition, for Egypt Index ETF and Africa Index ETF there may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in timely manner.

During the year, Egypt and Nigeria, which have been economically unstable, experienced currency liquidity issues following a fall in global oil prices that ultimately led to a considerable decrease in both country’s foreign currency reserves. As a result, certain foreign exchange transactions repatriating Nigerian naira (“NGN”) and Egyptian Pound (“EGP”) back to US dollars (“USD”) were delayed as sub-custodian banks were not receiving execution allocations in either the Central Bank of Egypt (“CBE”) or the Central Bank of Nigeria (“CBN”) currency auctions.

In November 2016, the International Monetary Fund approved a $12 billion loan to help Egypt restore macroeconomic stability and promote inclusive growth. In addition, Egypt introduced a series of economic reforms, including, among others, widening of the tax base, increasing energy subsidiaries, and allowing the EGP to float. These measures resulted in a currency devaluation which adversely impacted the Funds that held securities denominated in EGP and EGP currency. While these measures were intended to foster Egypt’s economic growth and development, there is no guarantee that they will be successful. Egypt Index ETF and Africa Index ETF did not have any pending EGP transactions for repatriation to USD at December 31, 2016. However, Africa Index ETF had approximately, $5,369,855 worth of NGN awaiting repatriation to USD at December 31, 2016.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be imposed that may adversely affect the value and liquidity of the Russian-related issuers’ held by Russia ETF and Russia Small-Cap ETF.

Further, the United Kingdom recently decided to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects that such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

Should the Chinese government impose restrictions on the ability of ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

At December 31, 2016, the Adviser owned approximately 4.3% of ChinaAMC CSI 300 ETF and 12.5% of ChinaAMC SME-ChiNext ETF.

85

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2016 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents repurchase agreements held as collateral by type of security on loan pledged as of December 31, 2016:

Gross Amount of Recognized
Liabilities for Securities
Loaned in the Statements
of Assets and Liabilities*
Fund	Equity Securities
Africa Index ETF	$3,024,891
Brazil Small-Cap ETF	78,176
Indonesia Index ETF	140,200
Israel ETF	2,264,420
Poland ETF	1,917,810
Vietnam ETF	493,872

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Russia Small-Cap ETF, and 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect these reverse share splits.

86

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2016, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	December 31, 2016
Africa Index ETF	300	$804,529	1.80%	$5,037,733
Brazil Small-Cap ETF	294	478,401	1.78	—
ChinaAMC CSI 300 ETF	178	762,849	1.81	532,463
ChinaAMC SME-ChiNext ETF	256	821,367	1.79	243,518
Egypt Index ETF	173	2,270,982	1.79	—
India Small-Cap Index ETF	185	1,173,596	1.80	—
Indonesia Index ETF	245	452,897	1.78	—
Israel ETF	265	276,632	1.79	—
Poland ETF	27	73,987	1.80	—
Russia ETF	263	7,747,596	1.79	6,692,463
Russia Small-Cap ETF	165	396,667	1.80	249,298
Vietnam ETF	350	6,535,163	1.80	4,326,022

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2016, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statement of Operations.

Note 13—Recent Accounting Pronouncements and Regulatory Requirements—The Funds adopted Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Funds’ ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. Based on management’s evaluation, there are no conditions or events that could adversely affect the Funds’ ability to meet their obligations within one year after the date the financial statements are issued. Accordingly, no disclosures are required specific to going concern uncertainties in the Funds’ financial statements.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies—Form N-PORT and Form N-CEN—also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolios’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

87

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of VanEck Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to India Small-Cap Index ETF), including the schedules of investments (consolidated as it relates to India Small-Cap Index ETF), of Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF, and Vietnam ETF (twelve of the series constituting VanEck Vectors ETF Trust) (the “Funds”) as of December 31, 2016, and the related statements of operations (consolidated as it relates to India Small-Cap Index ETF) for the year then ended, the statements of changes in net assets (consolidated as it relates to India Small-Cap Index ETF) for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (consolidated as it relates to India Small-Cap Index ETF) of Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF, and Vietnam ETF (twelve of the series constituting VanEck Vectors ETF Trust) at December 31, 2016, and the results of their operations (consolidated as it relates to India Small-Cap Index ETF) for the year then ended, the changes in their net assets (consolidated as it relates to India Small-Cap Index ETF) for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2017

88

TAX INFORMATION

(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during 2016 by the Funds is shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Africa Index ETF	$206,263	$2,656,838
Brazil Small-Cap ETF	17,535	3,278,078
ChinaAMC CSI 300 ETF	161,075	1,646,036
Indonesia Index ETF	316,041	2,407,886
Israel ETF	119,720	633,938
Russia ETF	7,186,088	67,785,740
Russia Small-Cap ETF	216,868	2,365,765
Vietnam ETF	62,625	9,279,658

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction in 2016.

Israel ETF	6.46%
89

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015; and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	70	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015 - present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	70	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US-China Relations.

1	The address for each Trustee and Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust, and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
90

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officers:

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Uwe Eberle, 1965	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG (since 2010).

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, VanEck (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 - January 2010).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 - September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
91

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INTLAR

ANNUAL REPORT
December 31, 2016

VANECK VECTORSTM

Agribusiness ETF	MOO®
Coal ETF	KOL®
Global Alternative Energy ETF	GEX®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Solar Energy ETF	KWT®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
Uranium+Nuclear Energy ETF	NLR®

800.826.2333	vaneck.com

The information contained in this report represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of December 31, 2016.

VANECK VECTORS HARD ASSETS ETFs

December 31, 2016 (unaudited)

Dear Shareholder:

2016 was certainly an eventful year, with hard assets and the commodities space affected by factors both internal and external.

At the end of 2015, we noted that our analyses suggested a bottom occurring in the commodities bear market during the first half of 2016, and more likely within the first quarter. On the evidence of the markets over the first half of 2016, it appears that we are in a normal cycle and that a bottom did, in fact, occur in the first quarter. Over the following three quarters, we saw signs of the continued rebalancing of supply and demand, particularly for oil and gas, a process that proved, for the most part, positive for commodities.

Source: FactSet. WTI = West Texas Intermediate. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

While we believe that it is still too early to predict just what the long-term fall out from Britain’s forthcoming exit from the European Union is likely to be, two further events in 2016 certainly had, and have the potential to continue to have significant effect on the markets.

The first was the six-month agreement by the Organization of Petroleum Exporting Countries (OPEC) to cut oil production 1.2 million barrels per day (MMbl/d) to 32.5 MMbl/d until its next meeting in May. We believe this should likely move the market into balance in the first quarter of 2017 and increase the floor on energy prices from US$40 to US$45 with prices likely settling above US$50.

The second was the election of Donald Trump as 45th U.S. president. We see his election as having the following possible impacts on various energy markets:

1.	Fracking—While a Clinton win would have added a degree of risk regarding fracking, with president-elect Trump there is nothing negative, but also likely nothing overly net positive. Fracking regulations are controlled by individual states and the industry had not made its future drilling/fracking plans dependent on the election.

2.	Pipelines—We would expect support and approval of major pipelines that require federal approval. However, this will not stop local opposition which could hold up or even prohibit projects.

3.	Renewable Fuel Standards/RINs[1]—Not much is likely to happen on the broad mandate, but there is the serious possibility of “point of obligation” (vis-à-vis RINs) being changed, which could be positive for refiners.

4.	Alternative Energy—We don’t see much chance of a change in investment tax credits (ITCs), but we also do not see unfettered support. Mr. Trump has basically said he believes in “all of the above.” These would include not only alternatives, but also a non-discriminatory approach to clean coal.” Adherence to the 2015 United Nations Climate Change Conference obligations will come, but very slowly and will likely be intertwined with some trade items.
1

VANECK VECTORS HARD ASSETS ETFs

(unaudited)

Going forward, we will, of course, continue to seek out and evaluate the most attractive opportunities for you as a shareholder in the hard assets space. Please stay in touch with us through our website (https://www.vaneck.com) on which we offer videos, blogs, and email subscriptions, all of which are designed to keep you up to date with your investment in VanEck Vectors ETFs.

On the following pages, you will find the performance record of each of the funds for the period ended December 31, 2016. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

January 22, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

[1]	A Renewable Identification Number (or RIN) is a serial number assigned to a batch of biofuel for the purpose of tracking its production, use, and trading as required by the United States Environmental Protection Agency’s Renewable Fuel Standard (RFS) implemented according to the Energy Policy Act of 2005 and the Energy Independence and Security Act of 2007.”
2

Management Discussion (unaudited)

Hard Assets Market Overview

The RogersTM-Van Eck Natural Resources Index (RVEIT)‡ tracked by VanEck Vectors Natural Resources ETF (NYSE Arca: HAP), which includes equities of the world’s largest and most prominent hard assets producers, remains the most comprehensive index in this space. For the 12 month period ending December 31, 2016, the index returned +25.04%.

The table below shows average sector weightings within this index and the total return of each sector for the 12 month period ending December 31, 2016.

RVEIT Sector‡	Average Sector Weighting	12 Month Total Return for Period Ending December 31, 2016
Agriculture	35.77%	11.52%
Energy	34.87%	29.59%
Base/Industrial Metals	13.97%	48.87%
Precious Metals	7.44%	59.24%
Paper & Forest Products	4.02%	11.46%
Alternatives	3.93%	-10.12%

Source: VanEck; FactSet; S-Network Global Indexes, LLC. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

Five out of the six sectors — agriculture, base/industrial metals, energy, paper & forest products, and precious metals — had positive returns over the 12 months ended December 31, 2016. While the precious metals sector, with the fourth largest average weighting, posted the highest total return for the 12-month period, the third largest sector by average weighting, base and industrial metals, posted the second highest return for the same period. The alternatives sector, with the lowest average weighting, was the only sector to post a negative return.

Eleven of the suite of 13 VanEck Vectors Hard Assets ETFs posted positive total returns during the 12 month period, with VanEck Vectors Coal ETF (NYSE Arca: KOL) (+99.10%) and VanEck Vectors Steel ETF (NYSE Arca: SLX) (+95.77%) each producing excellent performance with gains of nearly 100%. VanEck Vectors Global Alternative Energy ETF (NYSE Arca: GEX) (-5.26%) and VanEck Vectors Solar Energy ETF (NYSE Arca: KWT) (-42.22%) were the two worst performing Hard Assets ETFs.

Source: VanEck. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the funds reflects temporary waivers of expenses and/or fees. Had the funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

3

VANECK VECTORS HARD ASSETS ETFs

(unaudited) (continued)

Agribusiness

The performance of the agribusiness industry during the 12 month period was resilient if unspectacular. The primary drivers of positive performance were companies in the consumer staples sector and, in particular, those in the food products segment. Geographically, the greatest positive returns came from companies in the U.S., while the greatest negative returns came from those in China. The financial sector was the primary sector to detract from performance.

Coal

From a nadir in mid-January 2016, coal stocks staged a welcome comeback between then and early November and the U.S. general election, following which they declined slightly through the end of the year. As with other raw materials, coal benefitted not only from better supply and demand fundamentals, but also, for much of the first three quarters of the year, a weaker U.S. dollar. Coal prices rebounded in 2016, after a four-year decline, mainly on the back of policy changes in China intended to cut capacity and curb oversupply.1 There was, in addition, a very significant rally during the year in the price of metallurgical coal, i.e., the coal used in steel making. Coal continues to be the world’s most important fuel for making cement, producing steel, and generating energy.2

Canada was the single largest contributor to returns, followed by the U.S. The Philippines and Russia detracted most from the sector’s performance, albeit minimally.

Global Alternative Energy

The performance of global alternative energy stocks during the 12 month period was lackluster and the Fund recorded a negative return for whole period. While the utilities, energy, and industrials sectors all recorded positive performance, the strongest negative performance came from companies involved in semiconductors and semiconductor equipment. Companies in Spain, Brazil, Italy, and Japan contributed the most positively to performance. Companies from France, Germany, and the U.S. detracted the most from performance.

Gold Miners

Both major gold miners and their junior peers had a spectacular first half to the year, with performance in the final week of June particularly strong (following the largely unexpected result of the Brexit vote that backed the U.K. exiting the EU). However, from very early August, as the value of the U.S. dollar rose, both funds started on a continued decline through the end of the year. This was exacerbated by both the stock market exuberance and investor confidence following the election of Donald Trump as U.S. president in early November and the U.S. Federal Reserve Bank’s rate hike in early December.

Among the major mining stocks, Canadian companies, with the largest average sector weighting, were also the strongest contributors to performance. Their performance far surpassed, both individually and together, the positive performance of companies in South Africa, U.S., and Australia. The situation was similar among the juniors, with Canada the strongest contributor, followed by Australia, U.S., and South Africa. China was the country to detract most from performance, but only minimally.

Natural Resources

Five sectors contributed positively to performance (see chart on previous page). Precious metals, constituting the fourth largest segment of the natural resources industry, provided the largest positive returns. Only one sector, alternatives, contributed negatively to performance during the period under review, but only minimally.

Oil Refiners

The first six months of the year were particularly tempestuous for the refining stocks in the VanEck Vectors Oil Refiners ETF. Much of this was related to the changes that occurred in the crude oil market. Refiners ceased to benefit from continuing low crude oil prices, and suffered subsequently from higher refinery feedstock prices. For the rest of the year, however, on the back of continuing solid gasoline demand, and in the U.S. a welcome growth in demand from Mexico,3 refining stocks rose throughout the rest of the year. Peaking in early- to mid-

4

December, they still ended the year up and the Fund returned 9.55% for the 12 month period. While exposure to refiners in Japan, Taiwan, and Finland contributed most to performance, refiners out of the U.S., with the largest average weighting in the sector, detracted most from performance for the period.

Oil Services

From late January through the end of the first half of 2016, oil services stocks embarked on a steady rise, benefitting, in particular, from the rise in oil prices during the first half of the year. Thereafter, there was little sustained movement either up or down until the OPEC, and non-OPEC producers’, deals to reduce production were struck at the very end of November and in early December, at which point stocks rose immediately and significantly. Thereafter, from mid-month, they drifted sideways and down through the end of December and the year. Drilling activity during the year in the U.S. continued to be muted. At the end of 2015, the U.S. rig count stood at 698. In mid-May, the count hit the lowest level ever recorded by Baker Hughes since it started tracking the number in 1949. Thereafter it rose during the year to reach 658, i.e., just 40 below the level 2015 ended. Oil service stocks in the U.S., with the largest average weighting in the sector, contributed the most to performance. Companies in the U.K. and Switzerland detracted from performance.

Rare Earth and Strategic Metals

Having sunk to an all-time low in late January 2016, the VanEck Vectors Rare Earth/Strategic Metals ETF, rose slowly and sporadically over the following 11 months to end the 12 month period with a creditable gain of 26.35%. The greatest contributors to performance were companies operating in South Africa, Australia, and Argentina mining manganese and chrome, titanium feedstock, and lithium and boron. The greatest detractors included companies involved in titanium and molybdenum. Small-cap companies performed considerably better than their large- and mid-cap peers during the period under review.

Solar Energy

Continuing weakened performance over the second half of 2015, notwithstanding the unexpected further December 2015 five year extension of the Solar Investment Tax Credit, solar energy stocks remained on a downward trajectory throughout the whole of 2016. Within the sector, the greatest detractors from performance were companies in the U.S., followed by those in China. Only companies in Spain contributed positively to performance.

Steel

Following a generally strong first half in 2016, in which the steel industry in the U.S. benefitted from both solid demand and the imposition of significant tariffs on dumped Chinese steel by the country’s Department of Commerce, steel company stocks continued to rise throughout the rest of the year. According to a recent article in the Financial Times, “The U.S. steel industry is expected to return to growth next year, with production predicted to rise on lower imports and buoyant demand from the construction and energy sectors.”4 The U.S. had the largest average sector weighting during the period under review and was the greatest contributor to total return. Brazil was the second largest contributor to performance. Companies operating in India detracted from performance.

Unconventional Oil & Gas

During the first half of 2016, unconventional energy companies benefitted from more robust oil prices. Over the period, in addition to a tightening in supply, demand also remained healthy. Forest fires in Canada, pipeline outages in Nigeria, and reduced supplies from Libya all contributed to further balancing of the market. By the time West Texas Intermediate (WTI) front month crude prices hit $37.13 at the end of December 2015, oil had fallen 30% over the previous 12 month period. When it finished the first half on June 30, 2016, front month WTI at $48.27 was up 30% on the year. Thereafter, oil prices moved more or less sideways until the end of November and early in December, when the OPEC and non-OPEC producers’ deals to reduce production were struck. This provided an immediate boost for unconventional energy (particularly shale oil) companies. U.S. stocks (on average approximately 82% of the Fund by weight during the period under review) contributed the most to performance.

5

VANECK VECTORS HARD ASSETS ETFs

(unaudited) (continued)

Uranium and Nuclear Energy

While performance in the first half of 2016 was positive, the second half of the year disappointed and the Fund ended the 12 month period returning 8.87%. Utility companies, with the largest average weighting over the period, produced all the Fund’s positive total return, with the energy and industrial sectors both detracting from performance. Geographically, companies in the U.S. contributed the most to performance, while Japan was the greatest detractor from performance.

According to the World Nuclear Association at the start of November, there were some 448 operable nuclear power reactors (excluding those shutdown in Germany) in 29 countries and 58 power reactors currently under construction in 14 countries, notably China, India, and Russia.5

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance.

Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

‡ The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals.

[1]	International Energy Agency: Medium-Term Coal Market Report 2016, https://www.iea.org/newsroom/news/2016/december/medium-term-coal-market-report-2016.html

[2]	Ibid.

[3]	Reuters: INSIGHT-U.S. refiners cash in on Mexico’s record fuel imports, http://www.cnbc.com/2016/12/22/reuters-america-insight-us-refiners-cash-in-on-mexicos-record-fuel-imports.html

[4]	Financial Times, US steel output poised to take off in coming year, https://www.ft.com/content/1522243c-c93e-11e6-8f29-9445cac8966f?ftcamp=traffic/partner/feed_headline/us_yahoo/auddev&yptr=yahoo

[5]	World Nuclear Association: World Nuclear Power Reactors & Uranium Requirements, http://www.world-nuclear.org/information-library/facts-and-figures/world-nuclear-power-reactors-and-uranium-requireme.aspx
6

VANECK VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVMOOTR[1]	Share Price	NAV	MVMOOTR[1]
One Year	12.80%	12.74%	12.51%	12.80%	12.74%	12.51%
Five Year	4.15%	4.13%	4.30%	22.52%	22.44%	23.44%
Life*	4.13%	4.13%	4.51%	45.87%	45.96%	50.94%

*	Commencement of Fund: 8/31/07; First Day of Secondary Market Trading: 9/5/07

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the MVISTM Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

[1]	MVISTM Global Agribusiness Index (MVMOOTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global agribusiness industry.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

7

VANECK VECTORS COAL ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVKOLTR[1]	Share Price	NAV	MVKOLTR[1]
One Year	98.28%	99.10%	99.19%	98.28%	99.10%	99.19%
Five Year	(15.60)%	(15.54)%	(15.30)%	(57.17)%	(57.02)%	(56.40)%
Life*	(10.94)%	(10.85)%	(10.39)%	(64.64)%	(64.33)%	(62.66)%

*	Commencement of Fund: 1/10/08; First Day of Secondary Market Trading: 1/14/08

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the MVISTM Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

[1]	MVISTM Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

8

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	AGIXLT[1]	Share Price	NAV	AGIXLT[1]
One Year	(5.94)%	(5.26)%	(6.03)%	(5.94)%	(5.26)%	(6.03)%
Five Year	10.31%	10.26%	9.67%	63.31%	63.00%	58.67%
Life*	(7.50)%	(7.48)%	(7.85)%	(52.92)%	(52.80)%	(54.60)%

*	Commencement of Fund: 5/3/07; First Day of Secondary Market Trading: 5/9/07

[1]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

9

VANECK VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	GDMNTR[1]	Share Price	NAV	GDMNTR[1]
One Year	52.91%	52.91%	54.35%	52.91%	52.91%	54.35%
Five Year	(15.84)%	(15.87)%	(15.40)%	(57.79)%	(57.85)%	(56.65)%
Ten Year	(5.64)%	(5.63)%	(5.14)%	(44.04)%	(43.99)%	(40.99)%

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

10

VANECK VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVGDXJTR[1]	Share Price	NAV	MVGDXJTR[1]
One Year	72.89%	73.75%	75.09%	72.89%	73.75%	75.09%
Five Year	(18.75)%	(18.50)%	(18.02)%	(64.59)%	(64.05)%	(62.98)%
Life*	(11.90)%	(11.83)%	(11.41)%	(59.54)%	(59.29)%	(57.91)%

*	Commencement of Fund: 11/10/09; First Day of Secondary Market Trading: 11/11/09

[1]	MVISTM Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

11

VANECK VECTORS NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	RVEIT[1]	Share Price	NAV	RVEIT[1]
One Year	25.31%	24.93%	25.04%	25.31%	24.93%	25.04%
Five Year	1.56%	1.52%	1.63%	8.07%	7.81%	8.44%
Life*	(0.54)%	(0.56)%	(0.36)%	(4.44)%	(4.57)%	(2.93)%

*	Commencement of Fund: 8/29/08; First Day of Secondary Market Trading: 9/3/08

[1]	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

12

VANECK VECTORS OIL REFINERS ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVCRAKTR[1]	Share Price	NAV	MVCRAKTR[1]
One Year	9.16%	9.55%	9.22%	9.16%	9.55%	9.22%
Life*	6.93%	7.01%	7.11%	9.61%	9.72%	9.87%

*	Commencement of Fund: 8/18/15; First Day of Secondary Market Trading: 8/19/15

[1]	MVISTM US Global Oil Refiners Index (MVCRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

13

VANECK VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVOIHTR[1]	Share Price	NAV	MVOIHTR[1]
One Year	27.83%	27.92%	27.63%	27.83%	27.92%	27.63%
Five Year	(1.11)%	(1.11)%	(1.22)%	(5.43)%	(5.41)%	(5.94)%
Life*	(0.82)%	(0.98)%	(1.09)%	(4.06)%	(4.84)%	(5.35)%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11

[1]	MVISTM US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

14

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVREMXTR[1]	Share Price	NAV	MVREMXTR[1]
One Year	29.69%	26.35%	26.64%	29.69%	26.35%	26.64%
Five Year	(20.57)%	(20.86)%	(21.21)%	(68.38)%	(68.96)%	(69.64)%
Life*	(19.90)%	(19.99)%	(20.33)%	(74.60)%	(74.79)%	(75.43)%

*	Commencement of Fund: 10/27/10; First Day of Secondary Market Trading: 10/28/10

[1]	MVISTM Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

15

VANECK VECTORS SOLAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVKWTTR[1]	Share Price	NAV	MVKWTTR[1]
One Year	(41.42)%	(42.22)%	(43.44)%	(41.42)%	(42.22)%	(43.44)%
Five Year	(7.12)%	(7.30)%	(9.20)%	(30.87)%	(31.56)%	(38.28)%
Life*	(26.66)%	(26.75)%	(27.75)%	(93.26)%	(93.32)%	(94.08)%

*	Commencement of Fund: 4/21/08; First Day of Secondary Market Trading: 4/23/08

Index data prior to March 18, 2013 reflects that of the Ardour Solar Energy Index (SOLRXT). From March 18, 2013, forward, the index data reflects that of the MVISTM Global Solar Energy Index (MVKWTTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

[1]	MVISTM Global Solar Energy Index (MVKWTTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global solar energy industry.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

16

VANECK VECTORS STEEL ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	STEELTR[1]	Share Price	NAV	STEELTR[1]
One Year	95.82%	95.77%	94.86%	95.82%	95.77%	94.86%
Five Year	(1.87)%	(1.89)%	(1.77)%	(9.00)%	(9.11)%	(8.53)%
Ten Year	0.36%	0.35%	0.58%	3.70%	3.61%	5.91%

[1]	NYSE Arca Steel Index (STEELTR) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

Hypothetical Growth of $10,000 (Ten Year)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

17

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVFRAKTR[1]	Share Price	NAV	MVFRAKTR[1]
One Year	37.74%	38.31%	38.74%	37.74%	38.31%	38.74%
Life*	(5.19)%	(5.17)%	(5.03)%	(22.90)%	(22.82)%	(22.27)%

*	Commencement of Fund: 2/14/12; First Day of Secondary Market Trading: 2/15/12

[1]	MVISTM Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

18

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVNLRTR[1]	Share Price	NAV	MVNLRTR[1]
One Year	9.08%	8.87%	7.76%	9.08%	8.87%	7.76%
Five Year	4.23%	4.12%	3.54%	23.01%	22.39%	19.01%
Life*	(5.73)%	(5.72)%	(5.79)%	(42.54)%	(42.47)%	(42.87)%

*	Commencement of Fund: 8/13/07; First Day of Secondary Market Trading: 8/15/07

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the MVISTM Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

[1]	MVISTM Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

19

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Gold Miners Index and Steel Index are published by NYSE Arca, Inc. The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index, Solar Energy Index, and Nuclear Energy Index are published by MV Index Solutions GmbH (MVIS), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Natural Resources Index is published by S-Network Global Indexes, LLC (S-Network). The Ardour Global Index is published by Ardour Global Indexes LLC (Ardour).

NYSE, MVIS, S-Network, and Ardour are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

20

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	July 1, 2016-
	July 1, 2016	December 31, 2016	During Period	December 31, 2016
Agribusiness ETF
Actual	$1,000.00	$1,093.80	0.50%	$2.63
Hypothetical**	$1,000.00	$1,022.62	0.50%	$2.54
Coal ETF
Actual	$1,000.00	$1,365.00	0.59%	$3.51
Hypothetical**	$1,000.00	$1,022.17	0.59%	$3.00
Global Alternative Energy ETF
Actual	$1,000.00	$1,031.90	0.63%	$3.22
Hypothetical**	$1,000.00	$1,021.97	0.63%	$3.20
Gold Miners ETF
Actual	$1,000.00	$756.80	0.51%	$2.25
Hypothetical**	$1,000.00	$1,022.57	0.51%	$2.59
Junior Gold Miners ETF
Actual	$1,000.00	$783.60	0.52%	$2.33
Hypothetical**	$1,000.00	$1,022.52	0.52%	$2.64
Natural Resources ETF
Actual	$1,000.00	$1,075.30	0.50%	$2.61
Hypothetical**	$1,000.00	$1,022.62	0.50%	$2.54
Oil Refiners ETF
Actual	$1,000.00	$1,160.30	0.59%	$3.20
Hypothetical**	$1,000.00	$1,022.17	0.59%	$3.00
Oil Services ETF
Actual	$1,000.00	$1,157.10	0.35%	$1.90
Hypothetical**	$1,000.00	$1,023.38	0.35%	$1.78
Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$1,045.00	0.62%	$3.19
Hypothetical**	$1,000.00	$1,022.02	0.62%	$3.15
Solar Energy ETF
Actual	$1,000.00	$810.20	0.66%	$3.00
Hypothetical**	$1,000.00	$1,021.82	0.66%	$3.35
Steel ETF
Actual	$1,000.00	$1,382.60	0.55%	$3.29
Hypothetical**	$1,000.00	$1,022.37	0.55%	$2.80
Unconventional Oil & Gas ETF
Actual	$1,000.00	$1,103.10	0.54%	$2.85
Hypothetical**	$1,000.00	$1,022.42	0.54%	$2.75
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$976.30	0.61%	$3.03
Hypothetical**	$1,000.00	$1,022.07	0.61%	$3.10

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2016) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
22

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 3.5%
3,972,783	Incitec Pivot Ltd. #	$10,314,818
469,180	Nufarm Ltd. #	3,101,969
1,926,555	Treasury Wine Estates Ltd. #	14,870,577
		28,287,364
Brazil: 0.5%
2,013,400	Rumo Logistica Operadora Multimodal SA *	3,798,284
Canada: 8.3%
301,842	Agrium, Inc. (USD) †	30,350,213
2,000,930	Potash Corp. of Saskatchewan, Inc. (USD)	36,196,824
		66,547,037
Chile: 0.5%
140,018	Sociedad Quimica y Minera de Chile SA (ADR)	4,011,516
China / Hong Kong: 0.8%
10,323,000	China Huishan Dairy Holdings Co. Ltd. † #	4,004,394
5,948,000	Goldin Financial Holdings Ltd. * #	2,287,454
		6,291,848
Denmark: 0.5%
112,274	Bakkafrost P/F (NOK) #	4,467,696
Germany: 1.6%
543,000	K+S AG † #	12,960,634
Indonesia: 0.6%
20,469,200	Charoen Pokphand Indonesia Tbk PT #	4,678,770
Israel: 0.7%
1,448,442	Israel Chemicals Ltd. (USD) †	5,953,097
Japan: 6.2%
2,613,130	Kubota Corp. #	37,315,869
463,000	Nippon Meat Packers, Inc. #	12,515,847
		49,831,716
Malaysia: 2.5%
4,346,900	Felda Global Ventures Holdings Bhd #	1,499,070
7,313,955	IOI Corp. Bhd #	7,154,126
1,178,270	Kuala Lumpur Kepong Bhd #	6,293,569
1,412,600	PPB Group Bhd	4,994,168
		19,940,933
Netherlands: 0.3%
143,193	OCI NV * † #	2,502,420
Norway: 5.0%
79,440	Leroy Seafood Group ASA #	4,436,918
983,204	Marine Harvest ASA (ADR) †	17,825,489
449,567	Yara International ASA #	17,742,355
		40,004,762
Russia: 0.7%
363,753	PhosAgro OAO (GDR) Reg S	5,547,233
Number of Shares		Value

Singapore: 2.8%
1,348,200	First Resources Ltd. #	$1,770,271
14,090,045	Golden Agri-Resources Ltd. #	4,181,692
6,629,551	Wilmar International Ltd. #	16,417,140
		22,369,103
South Africa: 0.3%
226,740	Tongaat Hulett Ltd.	2,168,580
South Korea: 0.3%
96,197	Komipharm International Co. Ltd. * #	2,782,158
Switzerland: 8.0%
816,974	Syngenta AG (ADR) †	64,581,795
Taiwan: 0.3%
2,113,000	Taiwan Fertilizer Co. Ltd. #	2,628,652
Thailand: 1.4%
13,839,036	Charoen Pokphand Foods (NVDR) #	11,371,808
Ukraine: 0.2%
100,737	Kernel Holding SA #	1,541,275
United Kingdom: 2.7%
2,472,262	CNH Industrial NV (USD) †	21,483,957
United States: 52.3%
127,521	AGCO Corp.	7,378,365
56,002	Andersons, Inc.	2,503,289
1,071,059	Archer-Daniels-Midland Co.	48,893,843
54,895	Balchem Corp.	4,606,788
316,517	Bunge Ltd.	22,865,188
489,393	CF Industries Holdings, Inc.	15,406,092
549,101	Deere & Co. †	56,579,367
246,805	FMC Corp.	13,959,291
180,595	IDEXX Laboratories, Inc. *	21,178,376
612,363	Monsanto Co.	64,426,711
784,962	Mosaic Co.	23,022,935
74,887	Neogen Corp. *	4,942,542
163,995	Pilgrim’s Pride Corp. * †	3,114,265
46,120	Sanderson Farms, Inc. †	4,346,349
244,995	Toro Co.	13,707,470
271,818	Tractor Supply Co.	20,606,523
617,288	Tyson Foods, Inc.	38,074,324
1,023,140	Zoetis, Inc.	54,768,684
		420,380,402
Total Common Stocks (Cost: $858,914,374)		804,131,040
MONEY MARKET FUND: 0.0% (Cost: $4)
4	Dreyfus Government Cash Management Fund	4
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $858,914,378)		804,131,044

See Notes to Financial Statements

23

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 7.0%
Repurchase Agreements: 7.0%
$13,334,458	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.53%, due 1/3/17, proceeds $13,335,243; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $13,601,147 including accrued interest)	$13,334,458
13,334,458	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $13,335,228; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $13,601,147 including accrued interest)	13,334,458
2,806,548	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $2,806,704; (collateralized by various U.S. government and agency obligations, 0.69% to 2.00%, due 10/31/18 to 11/30/22, valued at $2,862,679 including accrued interest)	2,806,548
Principal Amount		Value

Repurchase Agreements: (continued)
$13,334,458	Repurchase agreement dated 12/30/16 with Mizuho Securities USA, Inc., 0.48%, due 1/3/17, proceeds $13,335,169; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 7/1/24 to 9/20/46, valued at $13,601,147 including accrued interest)	$13,334,458
13,334,458	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc., 0.50%, due 1/3/17, proceeds $13,335,199; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $13,601,148 including accrued interest)	13,334,458
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $56,144,380)		56,144,380
Total Investments: 107.0% (Cost: $915,058,758)		860,275,424
Liabilities in excess of other assets: (7.0)%		(56,119,786)
NET ASSETS: 100.0%		$804,155,638

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $54,079,363.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $186,839,482 which represents 23.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.6%	$20,606,523
Consumer Staples	29.8	239,988,648
Financials	0.3	2,287,454
Health Care	10.4	83,671,760
Industrials	17.4	140,263,312
Materials	39.5	317,313,343
Money Market Fund	0.0	4
	100.0%	$804,131,044

See Notes to Financial Statements

24

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$28,287,364	$—	$28,287,364
Brazil	3,798,284	—	—	3,798,284
Canada	66,547,037	—	—	66,547,037
Chile	4,011,516	—	—	4,011,516
China / Hong Kong	—	6,291,848	—	6,291,848
Denmark	—	4,467,696	—	4,467,696
Germany	—	12,960,634	—	12,960,634
Indonesia	—	4,678,770	—	4,678,770
Israel	5,953,097	—	—	5,953,097
Japan	—	49,831,716	—	49,831,716
Malaysia	4,994,168	14,946,765	—	19,940,933
Netherlands	—	2,502,420	—	2,502,420
Norway	17,825,489	22,179,273	—	40,004,762
Russia	5,547,233	—	—	5,547,233
Singapore	—	22,369,103	—	22,369,103
South Africa	2,168,580	—	—	2,168,580
South Korea	—	2,782,158	—	2,782,158
Switzerland	64,581,795	—	—	64,581,795
Taiwan	—	2,628,652	—	2,628,652
Thailand	—	11,371,808	—	11,371,808
Ukraine	—	1,541,275	—	1,541,275
United Kingdom	21,483,957	—	—	21,483,957
United States	420,380,402	—	—	420,380,402
Money Market Fund	4	—	—	4
Repurchase Agreements	—	56,144,380	—	56,144,380
Total	$617,291,562	$242,983,862	$—	$860,275,424

During the period ended December 31, 2016, transfers of securities from Level 2 to Level 1 were $11,485,788. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

25

VANECK VECTORS COAL ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 98.7%
Australia: 16.2%
2,031,440	Aurizon Holdings Ltd. #	$7,411,018
445,405	Washington H Soul Pattinson & Co. Ltd. #	4,877,186
2,205,956	Whitehaven Coal Ltd. * #	4,143,348
		16,431,552
Canada: 11.3%
345,867	Teck Cominco Ltd. (USD)	6,927,716
234,683	Westshore Terminals Investment Corp.	4,530,736
		11,458,452
China / Hong Kong: 19.2%
9,755,095	China Coal Energy Co. Ltd. * #	4,603,498
4,184,408	China Shenhua Energy Co. Ltd. #	7,822,920
10,134,067	Fushan International Energy Group Ltd. #	1,975,698
29,780,000	National United Resources Holdings Ltd. * # §	409,069
6,812,000	Yanzhou Coal Mining Co. Ltd. #	4,619,321
		19,430,506
Indonesia: 17.7%
42,304,715	Adaro Energy Tbk PT #	5,281,767
23,179,700	Delta Dunia Makmur Tbk PT * #	872,936
2,042,552	Indo Tambangraya Megah Tbk PT #	2,547,498
3,094,500	Tambang Batubara Bukit Asam Tbk PT #	2,853,945
4,084,200	United Tractors Tbk PT #	6,425,653
		17,981,799
Philippines: 4.4%
1,705,520	Semirara Mining and Power Corp. #	4,457,463
Poland: 5.1%
272,871	Jastrzebska Spolka Weglowa SA * #	4,369,905
50,941	Lubelski Wegiel Bogdanka SA *	848,142
		5,218,047
Number of Shares		Value

Russia: 0.8%
653,708	Raspadskaya OJSC * #	$852,956
South Africa: 4.6%
715,525	Exxaro Resources Ltd. #	4,639,998
Thailand: 4.7%
8,924,900	Banpu PCL (NVDR) #	4,753,888
United States: 14.7%
228,526	Cloud Peak Energy, Inc. *	1,282,031
295,396	Consol Energy, Inc.	5,385,069
174,283	Joy Global, Inc.	4,879,924
195,671	SunCoke Energy, Inc.	2,218,909
62,341	Westmoreland Coal Co. *	1,101,565
		14,867,498
Total Common Stocks (Cost: $104,593,400)		100,092,159
WARRANTS: 1.0% (Cost: $0)
Thailand: 1.0%
2,576,100	Banpu PCL 06/05/17 Warrants (THB 5.00, expiring 06/05/17) * #	984,760
MONEY MARKET FUND: 0.4% (Cost: $412,431)
412,431	Dreyfus Government Cash Management Fund	412,431
Total Investments: 100.1% (Cost: $105,005,831)		101,489,350
Liabilities in excess of other assets: (0.1)%		(94,495)
NET ASSETS: 100.0%		$101,394,855

NVDR	Non-Voting Depositary Receipt
THB	Thai Baht
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $73,902,827 which represents 72.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $409,069 which represents 0.4% of net assets.

See Notes to Financial Statements

26

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	66.5%	$67,500,988
Industrials	17.0	17,230,747
Materials	16.1	16,345,184
Money Market Fund	0.4	412,431
	100.0%	$101,489,350

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$16,431,552	$—	$16,431,552
Canada	11,458,452	—	—	11,458,452
China / Hong Kong	—	19,021,437	409,069	19,430,506
Indonesia	—	17,981,799	—	17,981,799
Philippines	—	4,457,463	—	4,457,463
Poland	848,142	4,369,905	—	5,218,047
Russia	—	852,956	—	852,956
South Africa	—	4,639,998	—	4,639,998
Thailand	—	4,753,888	—	4,753,888
United States	14,867,498	—	—	14,867,498
Warrants
Thailand	—	984,760	—	984,760
Money Market Fund	412,431	—	—	412,431
Total	$27,586,523	$73,493,758	$409,069	$101,489,350

During the year ended December 31, 2016, transfers of securities from Level 2 to Level 1 were $455,364. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2016:

Common Stocks
China / Hong Kong
Balance as of December 31, 2015	$—
Realized gain (loss)	(25)
Change in unrealized appreciation (depreciation)	(447,441)
Purchases	267,188
Sales	(43,804)
Transfers in and/or out of level 3	633,151
Balance as of December 31, 2016	$409,069

Transfers to Level 3 resulted primarily due to suspended trading.

See Notes to Financial Statements

27

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.8%
Austria: 1.0%
41,307	Verbund - Oesterreichische Elektrizis AG #	$659,819
Brazil: 1.9%
163,938	Cosan Ltd. (Class A) (USD)	1,231,174
Canada: 2.4%
44,402	Canadian Solar, Inc. (USD) * †	540,816
96,250	Innergex Renewable Energy, Inc.	1,006,963
		1,547,779
China / Hong Kong: 9.2%
3,140,000	China Longyuan Power Group Corp. Ltd. #	2,440,363
12,402,600	GCL-Poly Energy Holdings Ltd. * † #	1,481,803
31,714	JinkoSolar Holding Co. Ltd. (ADR) * †	483,004
93,118	Trina Solar Ltd. (ADR) * †	865,997
429,800	Xinjiang Goldwind Science & Technology Co. Ltd. † #	722,103
		5,993,270
Denmark: 11.0%
109,979	Vestas Wind Systems A/S #	7,135,829
Germany: 2.4%
62,753	Nordex SE * † #	1,346,800
8,771	SMA Solar Technology AG † #	231,740
		1,578,540
Japan: 3.8%
112,004	Kurita Water Industries Ltd. #	2,469,235
Spain: 9.0%
194,023	EDP Renovaveis SA #	1,234,723
225,878	Gamesa Corp. Tecnologica SA #	4,575,840
		5,810,563
Sweden: 5.0%
413,711	Nibe Industrier AB #	3,262,526
United States: 54.1%
29,431	Badger Meter, Inc.	1,087,475
131,853	Covanta Holding Corp. †	2,056,907
100,803	Cree, Inc. * †	2,660,191
92,193	Eaton Corp. Plc	6,185,228
43,906	EnerSys, Inc.	3,429,059
78,794	First Solar, Inc. * †	2,528,499
38,857	Franklin Electric Co., Inc.	1,511,537
36,076	Green Plains Renewable Energy, Inc.	1,004,717
33,652	Itron, Inc. *	2,115,028
35,629	Ormat Technologies, Inc.	1,910,427
29,461	Power Integrations, Inc.	1,998,929
58,663	Sunpower Corp. * †	387,762
33,072	Tesla Motors, Inc. * †	7,067,156
41,057	Veeco Instruments, Inc. *	1,196,812
		35,139,727
Total Common Stocks (Cost: $69,737,855)		64,828,462
MONEY MARKET FUND: 0.2% (Cost: $106,737)
106,737	Dreyfus Government Cash Management Fund	106,737
Number of Shares		Value

Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $69,844,592)		$64,935,199

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 26.8%
Repurchase Agreements: 26.8%
$4,136,824	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.53%, due 1/3/17, proceeds $4,137,068; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $4,219,561 including accrued interest)	4,136,824
4,136,824	Repurchase agreement dated 12/30/16 with HSBC Securities USA, Inc., 0.46%, due 1/3/17, proceeds $4,137,035; (collateralized by various U.S. government and agency obligations, 1.38% to 3.75%, due 11/30/18 to 11/15/43, valued at $4,219,583 including accrued interest)	4,136,824
870,628	Repurchase agreement dated 12/30/16 with J.P. Morgan Securities LLC, 0.50%, due 1/3/17, proceeds $870,676; (collateralized by various U.S. government and agency obligations, 0.00% to 1.38%, due 4/13/17 to 8/31/21, valued at $888,046 including accrued interest)	870,628
4,136,824	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $4,137,054; (collateralized by various U.S. government and agency obligations, 1.74% to 6.00%, due 8/1/22 to 1/15/49, valued at $4,219,560 including accrued interest)	4,136,824
4,136,824	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc., 0.50%, due 1/3/17, proceeds $4,137,054; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $4,219,561 including accrued interest)	4,136,824
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $17,417,924)		17,417,924
Total Investments: 126.8% (Cost: $87,262,516)		82,353,123
Liabilities in excess of other assets: (26.8)%		(17,394,916)
NET ASSETS: 100.0%		$64,958,207

See Notes to Financial Statements

28

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $16,151,360.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $25,560,781 which represents 39.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	10.9%	$7,067,156
Energy	3.4	2,235,891
Industrials	50.3	32,695,064
Information Technology	24.0	15,578,056
Utilities	11.2	7,252,295
Money Market Fund	0.2	106,737
	100.0%	$64,935,199

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Austria	$—	$659,819	$—	$659,819
Brazil	1,231,174	—	—	1,231,174
Canada	1,547,779	—	—	1,547,779
China / Hong Kong	1,349,001	4,644,269	—	5,993,270
Denmark	—	7,135,829	—	7,135,829
Germany	—	1,578,540	—	1,578,540
Japan	—	2,469,235	—	2,469,235
Spain	—	5,810,563	—	5,810,563
Sweden	—	3,262,526	—	3,262,526
United States	35,139,727	—	—	35,139,727
Money Market Fund	106,737	—	—	106,737
Repurchase Agreements	—	17,417,924	—	17,417,924
Total	$39,374,418	$42,978,705	$—	$82,353,123

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $615,677. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

29

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 12.9%
99,042,302	Evolution Mining Ltd. ‡ #	$148,606,232
34,593,476	Independence Group NL ‡ #	106,473,786
43,242,919	Newcrest Mining Ltd. ‡ #	622,167,668
35,409,753	Northern Star Resources Ltd. ‡ #	90,809,629
36,027,456	OceanaGold Corp. (CAD) ‡	105,042,581
29,540,120	Regis Resources Ltd. ‡ #	62,328,824
43,454,923	Resolute Mining Ltd. ‡ #	39,662,865
47,590,117	Saracen Mineral Holdings Ltd. ‡ * #	33,496,978
29,324,158	St. Barbara Ltd. ‡ * #	42,513,293
		1,251,101,856
Canada: 54.4%
12,704,607	Agnico-Eagle Mines Ltd. (USD) ‡	533,593,494
15,745,812	Alamos Gold, Inc. (USD) ‡ †	107,701,354
11,900,429	Asanko Gold, Inc. (USD) ‡ *	36,415,313
56,353,434	B2GOLD Corp. (USD) ‡ *	133,557,639
65,729,008	Barrick Gold Corp. (USD) ‡	1,050,349,548
17,170,439	Centerra Gold, Inc. ‡	80,535,447
10,293,511	Detour Gold Corp. ‡ *	140,388,737
42,252,084	Eldorado Gold Corp. (USD) ‡ * †	136,051,710
9,689,827	First Majestic Silver Corp. (USD) ‡ * †	73,933,380
8,598,751	Fortuna Silver Mines, Inc. ‡ *	48,666,731
9,998,470	Franco-Nevada Corp. (USD) ‡ †	597,508,567
48,145,441	Goldcorp, Inc. (USD) ‡	654,777,998
10,072,743	Guyana Goldfields, Inc. ‡ *	45,967,851
26,572,462	IAMGOLD Corp. (USD) ‡ *	102,303,979
73,409,504	Kinross Gold Corp. (USD) ‡ *	228,303,557
12,010,913	Kirkland Lake Gold Ltd. ‡ *	62,873,576
8,804,139	Klondex Mines Ltd. (USD) ‡ *	41,115,329
17,661,036	McEwen Mining, Inc. (USD) ‡ †	51,393,615
30,257,910	New Gold, Inc. (USD) ‡ * †	105,902,685
6,282,584	Osisko Gold Royalties Ltd. (USD) ‡	61,066,716
8,976,601	Pan American Silver Corp. (USD) ‡ †	135,277,377
8,976,716	Sandstorm Gold Ltd. (USD) ‡ * †	35,009,192
19,153,589	Semafo, Inc. ‡ *	63,128,790
7,040,203	Silver Standard Resources, Inc. (USD) ‡ * †	62,798,611
23,130,682	Silver Wheaton Corp. (USD) ‡	446,884,776
4,696,245	Torex Gold Resources, Inc. ‡ *	72,804,842
55,873,212	Yamana Gold, Inc. (USD) ‡ †	157,003,726
		5,265,314,540
China / Hong Kong: 1.6%
51,544,500	Zhaojin Mining Industry Co. Ltd. ‡ † #	43,635,481
338,188,000	Zijin Mining Group Ltd. ‡ #	107,864,749
		151,500,230
Monaco: 0.9%
5,505,826	Endeavour Mining Corp. (CAD) ‡ *	82,358,502
Peru: 1.9%
16,252,385	Cia de Minas Buenaventura SA (ADR) ‡	183,326,903
South Africa: 5.7%
24,163,639	AngloGold Ashanti Ltd. (ADR) ‡ *	253,959,846
48,440,086	Gold Fields Ltd. (ADR) ‡	145,804,659
25,931,129	Harmony Gold Mining Co. Ltd. (USD) ‡	57,307,795
13,619,012	Sibanye Gold Ltd. (ADR) ‡ †	96,150,225
		553,222,525
Number of Shares		Value

United Kingdom: 5.5%
67,931,750	Cenatamin Plc ‡ #	$115,288,924
5,526,717	Randgold Resources Ltd. (ADR) ‡ †	421,909,576
		537,198,500
United States: 17.1%
11,086,243	Coeur Mining, Inc. ‡ * †	100,773,949
23,307,319	Hecla Mining Co. ‡	122,130,352
29,933,632	Newmont Mining Corp. ‡	1,019,838,842
3,873,513	Royal Gold, Inc. ‡	245,387,048
18,341,414	Tahoe Resources, Inc. ‡	172,776,120
		1,660,906,311
Total Common Stocks (Cost: $11,133,994,342)		9,684,929,367
MONEY MARKET FUND: 0.0% (Cost: $3,972,203)
3,972,203	Dreyfus Government Cash Management Fund	3,972,203
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $11,137,966,545)		9,688,901,570

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.4%
Repurchase Agreements: 1.4%
$31,395,498	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.53%, due 1/3/17, proceeds $31,397,347; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $32,023,408 including accrued interest)	31,395,498
31,395,498	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $31,397,312; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $32,023,408 including accrued interest)	31,395,498
6,607,503	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $6,607,870; (collateralized by various U.S. government and agency obligations, 0.69% to 2.00%, due 10/31/18 to 11/30/22, valued at $6,739,654 including accrued interest)	6,607,503

See Notes to Financial Statements

30

Principal Amount		Value

Repurchase Agreements: (continued)
$31,395,498	Repurchase agreement dated 12/30/16 with Mizuho Securities USA, Inc., 0.48%, due 1/3/17, proceeds $31,397,172; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 7/1/24 to 9/20/46, valued at $32,023,408 including accrued interest)	$31,395,498
31,395,498	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc., 0.50%, due 1/3/17, proceeds $31,397,242; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $32,023,409 including accrued interest)	31,395,498
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $132,189,495)		132,189,495
Total Investments: 101.4% (Cost: $11,270,156,040)		9,821,091,065
Liabilities in excess of other assets: (1.4)%		(136,079,225)
NET ASSETS: 100.0%		$9,685,011,840

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $117,383,965.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,412,848,429 which represents 14.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Diversified Metals & Mining	1.1%	$106,473,786
Gold	89.3	8,650,789,016
Silver	9.6	927,666,565
Money Market Fund	0.0	3,972,203
	100.0%	$9,688,901,570

See Notes to Financial Statements

31

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2016 is set forth below:

	Value			Sales	Realized Gain	Dividend	Value
Affiliates	12/31/15		Purchases	Proceeds	(Loss)	Income	12/31/16
Agnico-Eagle Mines Ltd.	$—	(a)	$403,185,001	$(178,327,789)	$25,729,159	$3,563,670	$533,593,494
Alacer Gold Corp.	33,672,921		30,108,960	(54,489,509)	(28,844,364)	—	—
Alamos Gold, Inc.	54,918,549		82,671,677	(82,692,158)	4,268,056	296,715	107,701,354
AngloGold Ashanti Ltd.	187,853,752		267,870,964	(283,499,103)	(152,220,592)	—	253,959,846
Asanko Gold, Inc.	—		54,648,220	(4,580,543)	(1,016,530)	—	36,415,313
B2GOLD Corp.	61,483,463		95,863,914	(88,654,486)	(6,776,040)	—	133,557,639
Barrick Gold Corp.	—	(a)	867,327,711	(320,842,732)	24,876,703	3,759,850	1,050,349,548
Cenatamin Plc	70,939,054		87,653,682	(87,625,947)	13,523,936	2,393,210	115,288,924
Centerra Gold, Inc.	72,984,295		70,274,707	(59,379,248)	(1,885,376)	1,214,076	80,535,447
Cia de Minas Buenaventura SA	70,955,167		126,667,467	(101,966,702)	(56,801,153)	498,695	183,326,903
Coeur Mining, Inc.	—		120,070,032	(7,445,708)	1,403,661	—	100,773,949
Detour Gold Corp.	115,259,336		157,542,160	(159,572,011)	26,039,224	—	140,388,737
Eldorado Gold Corp.	138,401,911		122,549,897	(132,920,250)	(121,317,241)	—	136,051,710
Endeavour Mining Corp.	—		102,014,063	(10,830,408)	(1,444,354)	—	82,358,502
Evolution Mining Ltd.	96,237,854		122,460,116	(108,418,379)	16,234,126	1,789,186	148,606,232
First Majestic Silver Corp.	—		120,950,414	(47,441,969)	3,496,956	—	73,933,380
Fortuna Silver Mines, Inc.	—		65,612,279	(7,130,245)	(1,592,512)	—	48,666,731
Franco-Nevada Corp.	—	(a)	551,170,356	(194,076,103)	32,675,025	6,289,232	597,508,567
Gold Fields Ltd.	140,168,723		163,843,147	(156,335,391)	(52,127,243)	2,148,479	145,804,659
Goldcorp, Inc.	—	(a)	597,343,270	(217,565,322)	(26,905,632)	3,793,606	654,777,998
G-Resources Group Ltd.	41,016,138		8,791,697	(43,067,336)	(23,179,851)	—	—
Guyana Goldfields, Inc.	—		78,386,580	(6,119,167)	(2,441,800)	—	45,967,851
Harmony Gold Mining Co. Ltd.	—		143,072,594	(43,681,646)	(5,512,723)	832,276	57,307,795
Hecla Mining Co.	46,472,985		79,695,966	(70,427,230)	(6,244,011)	216,310	122,130,352
IAMGOLD Corp.	36,143,902		74,235,352	(59,515,205)	(25,878,791)	—	102,303,979
Independence Group NL	—		104,251,179	(14,422,655)	687,484	410,313	106,473,786
Kinross Gold Corp.	135,689,716		226,354,202	(218,054,291)	(154,563,105)	—	228,303,557
Kirkland Lake Gold Ltd.	—		76,363,412	(23,751,112)	972,584	—	62,873,576
Klondex Mines Ltd.	—		59,379,818	(9,308,595)	(2,681,017)	—	41,115,329
McEwen Mining, Inc.	—		68,931,010	(7,729,437)	(1,597,628)	72,519	51,393,615
New Gold, Inc.	76,818,007		97,439,212	(101,499,888)	(60,736,004)	—	105,902,685
Newcrest Mining Ltd.	—	(a)	485,273,851	(197,792,433)	14,101,076	2,734,997	622,167,668
Newmont Mining Corp.	—	(a)	789,587,596	(296,368,956)	31,836,718	2,884,493	1,019,838,842
Northern Star Resources Ltd.	79,223,331		84,464,490	(94,867,577)	16,521,654	2,643,207	90,809,629
OceanaGold Corp.	76,440,254		1,932,781	(29,915)	(433)	1,534,606	105,042,581
Osisko Gold Royalties Ltd.	60,400,833		55,373,403	(53,424,364)	(4,204,747)	696,012	61,066,716
Pan American Silver Corp.	64,109,994		102,004,232	(100,361,876)	(2,740,674)	439,831	135,277,377
Randgold Resources Ltd.	—	(a)	341,419,054	(154,530,313)	13,085,340	2,164,496	421,909,576
Regis Resources Ltd.	55,027,961		55,102,289	(55,251,796)	3,384,630	2,645,912	62,328,824
Resolute Mining Ltd.	—		67,521,607	(1,659,357)	(49,870)	466,768	39,662,865
Royal Gold, Inc.	155,681,349		190,056,006	(195,151,837)	(25,597,205)	3,384,056	245,387,048
Sandstorm Gold Ltd.	—		52,416,626	(3,136,818)	(1,375,277)	—	35,009,192
Saracen Mineral Holdings Ltd.	—		56,983,046	(5,389,463)	(1,943,568)	—	33,496,978
Semafo, Inc.	48,355,408		57,665,827	(53,172,214)	(270,969)	—	63,128,790
Sibanye Gold Ltd.	90,706,299		140,720,053	(151,437,776)	22,247,805	6,596,470	96,150,225
Silver Standard Resources, Inc.	—		93,013,791	(9,813,280)	(2,395,283)	—	62,798,611
Silver Wheaton Corp.	—	(a)	331,357,372	(175,620,068)	(8,372,462)	3,990,496	446,884,776
St. Barbara Ltd.	—		87,051,725	(29,177,039)	(1,126,946)	—	42,513,293
Tahoe Resources, Inc.	128,072,018		156,989,858	(98,581,399)	(11,765,081)	3,672,214	172,776,120
Torex Gold Resources, Inc.	—		95,937,742	(9,832,573)	(3,274,445)	—	72,804,842
Yamana Gold, Inc.	114,499,902		172,606,557	(180,244,207)	(256,020,112)	2,416,924	157,003,726
Zhaojin Mining Industry Co. Ltd.	32,224,294		37,185,754	(40,219,779)	2,619,488	314,472	43,635,481
Zijin Mining Group Ltd.	98,209,214		85,523,164	(95,464,534)	4,643,486	2,448,469	107,864,749
	$2,381,966,630		$8,766,915,883	$(4,902,898,139)	$(794,555,928)	$66,311,560	$9,684,929,367

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

See Notes to Financial Statements

32

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$105,042,581	$1,146,059,275	$—	$1,251,101,856
Canada	5,265,314,540	—	—	5,265,314,540
China / Hong Kong	—	151,500,230	—	151,500,230
Monaco	82,358,502	—	—	82,358,502
Peru	183,326,903	—	—	183,326,903
South Africa	553,222,525	—	—	553,222,525
United Kingdom	421,909,576	115,288,924	—	537,198,500
United States	1,660,906,311	—	—	1,660,906,311
Money Market Fund	3,972,203	—	—	3,972,203
Repurchase Agreements	—	132,189,495	—	132,189,495
Total	$8,276,053,141	$1,545,037,924	$—	$9,821,091,065

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

33

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 95.2%
Australia: 11.6%
106,573,426	Beadell Resources Ltd. ‡ * † #	$20,287,324
115,277,440	Perseus Mining Ltd. ‡ * † #	27,358,990
74,547,908	Ramelius Resources Ltd. ‡ * #	26,679,409
59,019,032	Regis Resources Ltd. ‡ #	124,528,501
49,162,916	Resolute Mining Ltd. ‡ #	44,872,755
87,062,964	Saracen Mineral Holdings Ltd. ‡ * #	61,280,500
67,203,031	Silver Lake Resources Ltd. ‡ * † #	30,579,113
44,470,127	St. Barbara Ltd. ‡ * #	64,471,468
		400,058,060
Canada: 69.7%
27,668,710	Alamos Gold, Inc. (USD) ‡ †	189,253,976
17,093,544	Argonaut Gold, Inc. ‡ *	27,022,343
22,630,464	Asanko Gold Inc (USD) ‡ *	69,249,220
51,238,627	B2Gold Corp. (USD) ‡ * †	121,435,546
24,385,535	Centerra Gold, Inc. ‡	114,376,806
12,463,146	Continental Gold, Inc. ‡ * †	40,891,721
12,535,967	Dundee Precious Metals, Inc. ‡ * †	21,032,717
15,150,951	Endeavour Silver Corp. (USD) ‡ * †	53,331,347
57,452,873	First Mining Finance Corp. ‡ * †	36,843,869
15,937,647	Fortuna Silver Mines, Inc. (USD) ‡ *	90,047,705
42,926,968	Golden Star Resources Ltd. (USD) ‡ *	32,002,055
23,613,695	Great Panther Silver Ltd. (USD) ‡ * †	39,198,734
18,669,839	Guyana Goldfields, Inc. ‡ *	85,201,458
54,369,304	IAMGOLD Corp. (USD) ‡ * †	209,321,820
22,108,217	Kirkland Lake Gold Ltd. ‡ *	115,729,975
13,351,721	Klondex Mines Ltd. ‡ *	62,226,059
6,410,044	MAG Silver Corp. (USD) ‡ * †	70,702,785
25,507,687	McEwen Mining, Inc. (USD) ‡ †	74,227,369
23,618,778	Novagold Resources, Inc. (USD) ‡ * †	107,701,628
11,047,675	Osisko Gold Royalties Ltd. ‡ †	107,836,446
17,443,332	Premier Gold Mines Ltd. ‡ * †	33,298,482
16,585,986	Pretium Resources, Inc. (USD) ‡ * †	136,668,525
17,637,927	Primero Mining Corp. (USD) ‡ * †	13,872,230
6,255,616	Richmont Mines, Inc. (USD) ‡ * †	40,661,504
16,638,313	Sandstorm Gold Ltd. (USD) ‡ * †	64,889,421
3,918,853	Seabridge Gold, Inc. (USD) ‡ * †	31,938,652
29,507,512	Semafo, Inc. ‡ *	97,254,542
14,404,969	Silver Standard Resources, Inc. (USD) ‡ * †	128,492,323
21,353,537	Silvercorp Metals, Inc. ‡ †	49,838,985
1,774,754	Sulliden Mining Capital, Inc. *	390,405
54,847,600	Teranga Gold Corp. ‡ *	33,537,178
7,121,848	Torex Gold Resources, Inc. ‡ *	110,408,426
		2,408,884,252
China / Hong Kong: 2.2%
28,694,683	China Gold International Resources Corp. Ltd. (CAD) ‡ * †	42,366,409
1,053,636,000	Munsun Capital Group Ltd ‡ * †	30,577,004
19,287,400	Real Gold Mining Ltd. * # §	1,881,213
		74,824,626
Monaco: 3.1%
7,156,720	Endeavour Mining Corp. (CAD) ‡ *	107,053,281
Peru: 1.6%
21,527,113	Hochschild Mining Plc (GBP) † #	55,622,949
Number of Shares		Value

South Africa: 3.1%
5,633,528	DRDGOLD Ltd. (ADR) ‡ †	$29,801,363
34,331,094	Harmony Gold Mining Co. Ltd. (USD) ‡ †	75,871,718
		105,673,081
Turkey: 0.7%
5,411,180	Koza Altin Isletmeleri AS * #	25,054,639
United Kingdom: 0.8%
16,155,876	Highland Gold Mining Ltd. #	27,588,287
38,603,767	Patagonia Gold Plc *	1,001,715
		28,590,002
United States: 2.4%
30,673,248	Alacer Gold Corp. (CAD) ‡ *	51,234,537
6,824,379	Gold Resource Corp. ‡ †	29,686,049
		80,920,586
Total Common Stocks (Cost: $3,417,189,645)		3,286,681,476
EXCHANGE TRADED FUND: 4.6% (Cost: $195,065,340)
7,649,146	VanEck Vectors Gold Miners ETF ‡	160,020,134
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $3,612,254,985)		3,446,701,610

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.5%
Repurchase Agreements: 4.5%
$36,994,110	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.53%, due 1/3/17, proceeds $36,996,289; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $37,733,992 including accrued interest)	36,994,110
36,994,110	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $36,996,247; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $37,733,993 including accrued interest)	36,994,110
36,994,110	Repurchase agreement dated 12/30/16 with HSBC Securities USA, Inc., 0.46%, due 1/3/17, proceeds $36,996,001; (collateralized by various U.S. government and agency obligations, 1.38% to 3.75%, due 11/30/18 to 11/15/43, valued at $37,734,198 including accrued interest)	36,994,110

See Notes to Financial Statements

34

Principal Amount		Value

Repurchase Agreements: (continued)
$7,763,781	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $7,764,212; (collateralized by various U.S. government and agency obligations, 0.69% to 2.00%, due 10/31/18 to 11/30/22, valued at $7,919,057 including accrued interest)	$7,763,781
36,994,110	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc., 0.50%, due 1/3/17, proceeds $36,996,165; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $37,733,994 including accrued interest)	36,994,110
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $155,740,221)		155,740,221
Total Investments: 104.3% (Cost: $3,767,995,206)		3,602,441,831
Liabilities in excess of other assets: (4.3)%		(148,108,915)
NET ASSETS: 100.0%		$3,454,332,916

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar
‡	Affiliated issuer-as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $137,728,449.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $510,205,148 which represents 14.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,881,213 which represents 0.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Exchange Traded Fund	4.7%	$160,020,134
Gold	84.3	2,906,515,849
Precious Metals & Minerals	0.6	21,423,122
Silver	10.4	358,742,505
	100.0%	$3,446,701,610

See Notes to Financial Statements

35

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2016 is set forth below:

	Value			Sales	Realized Gain	Dividend	Value
Affiliates	12/31/15		Purchases	Proceeds	(Loss)	Income	12/31/16
Alacer Gold Corp.	$—		$46,933,983	$(8,190,467)	$(605,260)	$—	$51,234,537
Alamos Gold, Inc.	52,823,141		149,989,820	(64,652,786)	4,140,192	475,655	189,253,976
Argonaut Gold, Inc.	7,207,452		37,581,468	(9,454,603)	(13,186,736)	—	27,022,343
Asanko Gold Inc	16,909,125		58,813,660	(18,230,899)	(925,081)	—	69,249,220
B2Gold Corp.	51,046,867		177,389,313	(192,321,252)	58,704,865	—	121,435,546
Beadell Resources Ltd.	5,792,241		28,856,449	(12,438,846)	(15,605,618)	—	20,287,324
Cenatamin Plc	56,583,430		123,454,938	(227,235,158)	49,190,178	3,604,992	—
Centerra Gold, Inc.	—		147,069,148	(13,004,796)	(2,153,568)	553,330	114,376,806
China Gold International Resources Corp. Ltd.	—	(a)	51,376,625	(25,543,914)	(18,471,467)	—	42,366,409
China Precious Metal Resources Holdings Co. Ltd.	10,849,757		36,819,952	(1,979,139)	(1,293,126)	—	—
Coeur Mining, Inc.	19,465,924		120,508,746	(236,622,228)	79,240,202	—	—
Continental Gold, Inc.	—		38,604,447	(20,260,159)	(2,639,289)	—	40,891,721
DRDGOLD Ltd.	—		25,078,740	(169,273)	(4,049)	—	29,801,363
Dundee Precious Metals, Inc.	—		26,675,035	(8,026,606)	(9,968,983)	—	21,032,717
Endeavour Mining Corp.	21,268,267		91,990,545	(33,385,933)	(3,125,606)	—	107,053,281
Endeavour Silver Corp.	10,272,697		62,135,429	(21,826,735)	(8,782,037)	—	53,331,347
First Majestic Silver Corp.	36,854,087		121,890,013	(249,231,100)	76,270,723	—	—
First Mining Finance Corp.	—		36,968,801	—	—	—	36,843,869
Fortuna Silver Mines, Inc.	18,387,950		89,546,345	(30,354,459)	(6,391,253)	—	90,047,705
Gold Resource Corp.	6,448,848		26,579,511	(10,040,275)	(4,801,594)	200,744	29,686,049
Golden Star Resources Ltd.	—		31,563,402	(185,303)	(41,046)	—	32,002,055
Great Panther Silver Ltd.	—		33,479,390	(220,874)	566	—	39,198,734
Guyana Goldfields, Inc.	—	(a)	81,879,774	(11,990,605)	622,394	—	85,201,458
Harmony Gold Mining Co. Ltd.	—		82,945,331	(23,560,763)	(4,643,723)	1,054,476	75,871,718
Hecla Mining Co.	41,429,378		119,279,772	(253,420,348)	75,169,386	217,328	—
IAMGOLD Corp.	36,884,936		148,369,245	(36,263,628)	(562,457)	—	209,321,820
Kingsgate Consolidated Ltd.	4,038,167		21,535	(4,753,267)	(7,527,655)	—	—
Kirkland Lake Gold Ltd.	14,371,239		5,355,603	(7,648,574)	(5,894,962)	—	115,729,975
Klondex Mines Ltd.	—		58,109,247	(357,880)	(52,126)	—	62,226,059
Lake Shore Gold Corp.	24,696,622		13,278,123	(56,800,078)	17,017,520	—	—
MAG Silver Corp.	—	(a)	70,044,393	(15,506,491)	(4,262,407)	—	70,702,785
McEwen Mining, Inc.	15,101,226		70,133,434	(28,358,360)	(5,401,159)	118,012	74,227,369
Munsun Capital Group Ltd	—		1,185,556	(8,490,000)	(18,464,958)	—	30,577,004
Northern Star Resources Ltd.	71,554,817		505,641	(102,577,415)	61,189,581	—	—
Novagold Resources, Inc.	—	(a)	96,583,217	(32,401,413)	(3,420,766)	—	107,701,628
OceanaGold Corp.	69,926,904		498,787	(105,255,735)	29,627,694	1,464,785	—
Osisko Gold Royalties Ltd.	53,845,590		101,759,315	(30,345,151)	(8,074,400)	1,181,129	107,836,446
Pan American Silver Corp.	53,323,244		36,039,863	(158,225,034)	50,074,820	216,505	—
Perseus Mining Ltd.	—		31,652,794	(191,348)	(106,500)	—	27,358,990
Premier Gold Mines Ltd.	19,641,686		40,383,689	(13,064,875)	(6,587,619)	—	33,298,482
Pretium Resources, Inc.	—		159,607,758	(57,125,447)	(23,031,081)	—	136,668,525
Primero Mining Corp.	19,217,283		32,924,074	(10,064,689)	(29,569,204)	—	13,872,230
Ramelius Resources Ltd.	—		25,393,607	(156,217)	(9,865)	—	26,679,409
Regis Resources Ltd.	44,465,829		113,183,088	(29,798,928)	1,680,680	4,381,677	124,528,501
Resolute Mining Ltd.	—	(a)	61,442,064	(21,888,037)	(15,278,090)	845,247	44,872,755
Richmont Mines, Inc.	—		86,455,568	(14,448,459)	(10,082,741)	—	40,661,504
Sandstorm Gold Ltd.	22,137,120		59,028,153	(15,818,821)	(7,710,077)	—	64,889,421
Saracen Mineral Holdings Ltd.	19,708,944		57,778,607	(18,779,667)	834,904	—	61,280,500
Seabridge Gold, Inc.	25,027,062		49,174,575	(27,992,292)	(10,120,428)	—	31,938,652
Semafo, Inc.	40,838,743		89,056,237	(21,479,263)	(6,445,457)	—	97,254,542
Silver Lake Resources Ltd.	—		26,440,647	(166,121)	(13,558)	—	30,579,113
Silver Standard Resources, Inc.	29,701,462		140,953,090	(40,147,266)	(6,777,830)	—	128,492,323
Silvercorp Metals, Inc.	5,331,037		45,431,602	(16,978,437)	(4,290,418)	187,448	49,838,985
St. Barbara Ltd.	—		132,665,586	(23,972,406)	(16,150,837)	—	64,471,468
Sulliden Mining Capital, Inc.	636,969		—	(583,924)	(625,135)	—	— (b)
Teranga Gold Corp.	7,594,406		32,068,506	(2,768,136)	296,204	—	33,537,178
Torex Gold Resources, Inc.	40,215,837		97,258,581	(37,069,975)	(11,104,193)	—	110,408,426
VanEck Vectors Gold Miners ETF	—		229,878,097	(26,442,880)	(8,369,877)	403,571	160,020,134
	$973,598,287		$3,960,070,919	$(2,438,266,735)	$201,487,673	$14,904,899	$3,335,162,402

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

36

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$400,058,060	$—	$400,058,060
Canada	2,408,884,252	—	—	2,408,884,252
China / Hong Kong	72,943,413	—	1,881,213	74,824,626
Monaco	107,053,281	—	—	107,053,281
Peru	—	55,622,949	—	55,622,949
South Africa	105,673,081	—	—	105,673,081
Turkey	—	25,054,639	—	25,054,639
United Kingdom	1,001,715	27,588,287	—	28,590,002
United States	80,920,586	—	—	80,920,586
Exchange Traded Fund	160,020,134	—	—	160,020,134
Repurchase Agreements	—	155,740,221	—	155,740,221
Total	$2,936,496,462	$664,064,156	$1,881,213	$3,602,441,831

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $ 7,294,616. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2016:

Common Stocks
China / Hong Kong
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,881,213
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2016	$1,881,213

See Notes to Financial Statements

37

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 100.0%
Argentina: 0.3%
13,377	Adecoagro SA (USD) *	$138,853
5,565	Cresud S.A.C.I.F. y A (ADR) *	87,760
3,674	YPF SA (ADR)	60,621
		287,234
Australia: 3.1%
54,737	Alumina Ltd. † #	71,817
16,594	Bega Cheese Ltd. #	50,827
61,814	BHP Billiton Ltd. #	1,111,146
10,887	BlueScope Steel Ltd. #	72,601
2,436	Caltex Australia Ltd. #	53,592
67,193	Evolution Mining Ltd. #	100,819
59,943	Fortescue Metals Group Ltd. #	251,352
25,128	GrainCorp. Ltd. #	173,739
8,060	Iluka Resources Ltd. #	42,111
31,465	Newcrest Mining Ltd. #	452,710
14,191	Oil Search Ltd. #	73,286
16,290	Origin Energy Ltd. #	77,334
16,496	Santos Ltd. #	47,680
102,497	South32 Ltd. #	202,456
7,870	Woodside Petroleum Ltd. #	176,873
		2,958,343
Austria: 0.4%
3,058	OMV AG #	108,021
6,594	Verbund - Oesterreichische Elektrizis AG #	105,329
3,370	Voestalpine AG #	132,041
		345,391
Brazil: 1.4%
26,470	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	229,760
26,141	Cia Siderurgica Nacional SA (ADR) *	84,435
12,750	Fibria Celulose SA	124,926
22,075	Gerdau SA (ADR)	69,316
34,766	Petroleo Brasileiro SA (ADR) *	351,484
61,968	Vale SA (ADR) †	472,196
		1,332,117
Canada: 9.8%
9,285	Agnico-Eagle Mines Ltd. (USD)	389,970
15,213	Agrium, Inc. (USD) †	1,529,667
11,007	Alamos Gold, Inc.	76,004
3,296	ARC Resources Ltd.	56,799
39,396	B2Gold Corp. *	93,713
48,039	Barrick Gold Corp. (USD)	767,663
7,624	Cameco Corp. (USD)	79,823
10,330	Canadian Natural Resources Ltd. (USD)	329,320
3,073	Canfor Corp. *	34,991
12,003	Centerra Gold, Inc.	56,298
5,058	Crescent Point Energy Corp.	68,833
7,196	Detour Gold Corp. *	98,143
29,538	Eldorado Gold Corp. (USD) *	95,112
8,769	Enbridge, Inc. (USD)	369,350
9,090	EnCana Corp. (USD)	106,717
6,775	First Majestic Silver Corp. (USD) * †	51,693
13,294	First Quantum Minerals Ltd.	132,340
35,189	Goldcorp, Inc. (USD)	478,570
9,393	Husky Energy, Inc. *	114,099
Number of Shares		Value

Canada: (continued)
18,577	IAMGOLD Corp. *	$71,895
7,919	Imperial Oil Ltd. (USD)	275,264
51,320	Kinross Gold Corp. (USD) *	159,605
14,027	Lundin Mining Corp. *	66,942
9,891	New Gold, Inc. *	34,739
6,275	Pan American Silver Corp. (USD)	94,564
92,434	Potash Corp. of Saskatchewan, Inc. (USD)	1,672,131
7,411	Pretium Resources, Inc. * †	61,452
18,188	Silver Wheaton Corp. (USD) †	351,392
15,556	Suncor Energy, Inc.	508,526
10,925	Teck Cominco Ltd. (USD)	218,828
2,501	Tourmaline Oil Corp. *	66,971
8,069	TransCanada Corp. (USD)	364,315
82,948	Turquoise Hill Resources Ltd. *	266,587
1,765	West Fraser Timber Co. Ltd.	63,188
39,059	Yamana Gold, Inc. (USD) †	109,756
		9,315,260
Chile: 0.5%
225,042	Aguas Andinas SA	117,170
18,989	Antofagasta Plc (GBP) #	157,637
57,853	Empresas CMPC SA	118,283
38,728	Inversiones Aguas Metropolitanas SA	55,861
		448,951
China / Hong Kong: 2.3%
75,900	Aluminum Corp of China Ltd. * #	31,093
20,800	Angang New Steel Co. Ltd. * #	12,287
577,914	China Agri-Industries Holdings Ltd. * #	224,885
38,800	China Coal Energy Co. Ltd. * #	18,310
45,000	China Gas Holdings Ltd. #	60,950
140,000	China Hongqiao Group Ltd. † #	122,933
583,700	China Modern Dairy Holdings Ltd. * #	143,421
75,900	China Molybdenum Co. Ltd. (Class H) #	18,397
16,900	China Oilfield Services Ltd. (Class H) #	15,601
239,027	China Petroleum & Chemical Corp. #	168,368
31,591	China Shenhua Energy Co. Ltd. #	59,061
417,279	CNOOC Ltd. #	518,658
13,000	Dongfang Electric Corp. Machinery Co. Ltd. #	11,450
165,600	Fosun International Ltd. #	233,481
44,600	Huaneng Power International, Inc. #	29,445
27,000	Jiangxi Copper Co. Ltd. (Class H) #	37,483
75,100	Kunlun Energy Co. Ltd. #	55,962
105,100	Lee & Man Paper Manufacturing Ltd. #	81,055
34,200	Maanshan Iron and Steel Co. Ltd. (Class H) * #	9,919
107,557	Nine Dragons Paper Holdings Ltd. #	97,140
196,240	PetroChina Co. Ltd. (Class-H) #	145,769
13,000	Tianjin Capital Environmental Protection Group Co. Ltd. #	6,788
18,800	Yanzhou Coal Mining Co. Ltd. #	12,749
36,200	Zhaojin Mining Industry Co. Ltd. † #	30,645
235,761	Zijin Mining Group Ltd. #	75,196
		2,221,046
Denmark: 0.6%
8,579	Vestas Wind Systems A/S #	556,636

See Notes to Financial Statements

38

Number of Shares		Value

Finland: 0.3%
2,396	Neste Oil Oyj #	$91,872
8,006	Outokumpu Oyj * #	71,430
14,172	Stora Enso Oyj (R Shares) #	151,900
		315,202
France: 2.1%
21,857	Suez Environnement Co. #	322,694
1,141	Technip SA #	81,438
23,622	Total SA #	1,214,039
21,777	Veolia Environnement SA #	370,770
		1,988,941
Germany: 0.4%
867	Aurubis AG #	49,998
3,757	Nordex SE * † #	80,632
1,158	Salzgitter AG #	40,710
10,902	ThyssenKrupp AG #	259,497
		430,837
Hungary: 0.1%
957	MOL Hungarian Oil & Gas Plc #	67,324
India: 0.6%
15,080	Reliance Industries Ltd. (GDR) Reg S 144A	475,774
5,661	Vedanta Resources Plc (GBP) #	60,909
		536,683
Indonesia: 0.4%
211,976	Astra Agro Lestari Tbk PT #	263,560
191,300	International Nickel Indonesia Tbk PT * #	39,668
751,100	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	96,690
		399,918
Ireland: 0.1%
5,430	Smurfit Kappa Group Plc (GBP)	126,408
Italy: 0.6%
33,952	ENI SpA #	551,496
94,817	Saipem SpA * #	53,138
		604,634
Japan: 3.0%
14,700	Calbee, Inc. #	460,779
7,900	Daido Steel Co. #	32,655
3,200	Daio Paper Corp. #	33,855
5,700	Dowa Holdings Co. Ltd. #	43,435
7,717	Hitachi Metals Ltd. #	104,111
4,900	Hokuetsu Kishu Paper Co. Ltd. #	27,831
13,600	Inpex Holdings, Inc. #	136,223
11,864	JFE Holdings, Inc. #	179,782
23,300	JX Holdings, Inc. #	98,655
7,400	Kobe Steel Ltd. * #	70,505
4,665	Kurita Water Industries Ltd. #	102,844
2,000	Mitsubishi Materials Corp. #	61,300
2,600	Nippon Paper Industries #	44,017
18,300	Nippon Steel Corp. #	406,158
34,414	Nippon Suisan Kaisha Ltd. #	165,561
33,550	Nisshin Seifun Group, Inc. #	503,744
23,176	OJI Paper Co. Ltd. #	94,442
5,970	Rengo Co. Ltd. #	32,487
4,183	Sumitomo Forestry Co. Ltd. #	55,360
Number of Shares		Value

Japan: (continued)
11,423	Sumitomo Metal Mining Ltd. #	$146,031
1,200	Yamato Kogyo Co. Ltd. #	33,536
		2,833,311
Luxembourg: 0.8%
58,695	ArcelorMittal * #	432,123
5,514	Tenaris SA (ADR) †	196,905
3,861	Ternium SA (ADR)	93,243
		722,271
Malaysia: 1.7%
87,351	Genting Plantation Bhd #	209,792
711,294	IOI Corp. Bhd #	695,750
117,478	Kuala Lumpur Kepong Bhd #	627,493
9,400	Petronas Dagangan Bhd #	49,761
		1,582,796
Mexico: 1.4%
47,650	Gruma, SAB de CV	608,534
149,964	Grupo Mexico, SAB de CV	410,770
16,382	Industrias Penoles, SAB de CV	306,989
		1,326,293
Netherlands: 1.1%
412	Core Laboratories NV (USD) †	49,456
34,992	Royal Dutch Shell Plc (GBP) #	1,008,038
		1,057,494
Norway: 3.1%
49,549	Marine Harvest ASA #	898,748
39,853	Norsk Hydro ASA #	190,819
4,796	Norway Royal Salmon ASA	115,335
30,148	Statoil ASA #	552,019
30,284	Yara International ASA #	1,195,171
		2,952,092
Peru: 0.6%
11,361	Cia de Minas Buenaventura SA (ADR)	128,152
13,036	Southern Copper Corp. (USD) †	416,370
		544,522
Poland: 0.3%
2,261	Jastrzebska Spolka Weglowa S.A. * #	36,209
3,852	KGHM Polska Miedz SA #	84,920
3,997	Polski Koncern Naftowy Orlen SA #	81,604
55,120	Polskie Gornictwo Naftowe I Gazownictwo SA #	74,250
		276,983
Portugal: 0.2%
7,204	Galp Energia, SGPS, SA #	107,613
16,604	Portucel-Empresa Productora de Pasta e Papel SA #	57,179
		164,792
Russia: 4.6%
29,018	Evraz Plc (GBP) * #	79,275
7,947	Lukoil PJSC (ADR) #	445,156
30,480	MMC Norilsk Nickel PJSC (ADR) #	507,300
2,837	Novatek OAO (GDR) # Reg S	367,396
11,543	Novolipetsk Steel (GDR) # Reg S	213,193
110,584	OAO Gazprom (ADR) #	557,913
42,773	PhosAgro OAO (GDR) Reg S	652,288
17,347	Polymetal International (GBP) #	182,232
15,046	Ros Agro Plc (GDR) Reg S	200,112

See Notes to Financial Statements

39

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Russia: (continued)
99,014	Rosneft Oil Co. (GDR) # Reg S	$643,050
16,136	Severstal OAO (GDR) # Reg S	243,211
33,376	Surgutneftegas OJSC (ADR) #	168,260
3,392	Tatneft PJSC (ADR) #	139,579
		4,398,965
Singapore: 2.7%
1,401,819	Golden Agri-Resources Ltd. #	416,037
300,300	Olam International Ltd.	409,491
695,364	Wilmar International Ltd. #	1,721,970
		2,547,498
South Africa: 1.3%
11,105	Anglo American Platinum Ltd. * #	212,774
16,822	AngloGold Ashanti Ltd. (ADR) *	176,799
33,863	Gold Fields Ltd. (ADR)	101,928
30,258	Impala Platinum Holdings Ltd. * #	93,496
6,197	Kumba Iron Ore Ltd. * #	71,592
8,499	Mondi Plc (GBP) #	174,026
20,993	Northam Platinum Ltd. *	62,173
12,517	Sappi Ltd. * #	82,006
6,074	Sasol Ltd. #	175,069
37,672	Sibanye Gold Ltd. #	67,937
		1,217,800
South Korea: 1.3%
2,571	Hyundai Steel Co. #	121,010
363	Korea Zinc Co. Ltd. #	142,786
1,679	POSCO #	356,476
1,133	Samyang Corp. #	98,386
865	SK Energy Co. Ltd. #	104,681
657	SK Holdings Co. Ltd. #	124,719
1,052	S-Oil Corp. #	73,630
2,958	Woongjin Coway Co. Ltd. #	216,215
37	Young Poong Corp. #	32,664
		1,270,567
Spain: 0.5%
5,318	Acerinox SA #	70,409
10,815	Gamesa Corp. Tecnologica SA #	219,090
1,409	Pescanova SA * § #	—
13,693	Repsol YPF SA #	192,814
		482,313
Sweden: 0.8%
4,819	BillerudKorsnas AB #	80,940
5,268	Boliden AB #	137,228
1,437	Holmen AB (B Shares) #	51,587
3,180	Lundin Petroleum AB * #	69,113
13,978	SSAB AB (B Shares) * #	44,126
14,757	Svenska Cellulosa AB (B Shares) #	416,547
		799,541
Switzerland: 4.8%
136,272	Glencore Xstrata Plc (GBP) * #	461,661
10,253	Syngenta AG #	4,058,763
3,638	Transocean, Inc. (USD) * †	53,624
9,164	Weatherford International Plc (USD) * †	45,728
		4,619,776
Taiwan: 0.6%
302,472	China Steel Corp. #	229,923
89,920	Formosa Petrochemical Corp. #	311,174
		541,097
Number
of Shares		Value

Thailand: 0.4%
37,000	PTT Exploration & Production PCL (NVDR) #	$99,104
26,800	PTT PCL (NVDR) #	277,483
		376,587
Turkey: 0.1%
67,416	Eregli Demir ve Celik Fabrikalari TAS #	98,345
2,340	Tupras-Turkiye Petrol Rafinerileri AS #	47,014
		145,359
United Kingdom: 5.4%
27,070	Anglo American Plc * #	383,476
191,779	BP Plc #	1,204,361
51,183	Centrica Plc #	147,798
149,842	CNH Industrial NV (USD) †	1,302,127
21,903	DS Smith Plc #	110,278
15,934	Pennon Group Plc #	162,599
3,866	Randgold Resources Ltd. (ADR)	295,130
26,860	Rio Tinto Plc #	1,028,165
9,228	Severn Trent Plc #	252,855
26,407	United Utilities Group Plc #	293,475
		5,180,264
United States: 42.3%
8,838	AGCO Corp.	511,367
6,223	AK Steel Holding Corp. *	63,537
2,816	Alcoa Corp.	79,073
2,097	Allegheny Technologies, Inc. †	33,405
1,416	American States Water Co.	64,513
5,221	Anadarko Petroleum Corp.	364,060
3,076	Andersons, Inc.	137,497
3,545	Apache Corp.	225,001
6,868	Aqua America, Inc.	206,315
63,345	Archer-Daniels-Midland Co.	2,891,699
8,446	Arconic, Inc.	156,589
3,950	Baker Hughes, Inc.	256,632
15,352	Bunge Ltd.	1,109,028
4,346	Cabot Oil & Gas Corp.	101,523
1,857	California Water Service Group	62,952
898	Carpenter Technology Corp.	32,481
25,663	CF Industries Holdings, Inc.	807,871
2,195	Cheniere Energy, Inc. *	90,939
17,638	Chevron Corp.	2,075,993
887	Cimarex Energy Co.	120,543
7,021	Coeur d’Alene Mines Corp. *	63,821
2,244	Commercial Metals Co.	48,874
1,365	Concho Resources, Inc. *	180,999
11,576	ConocoPhillips	580,421
3,498	Continental Resources, Inc. *	180,287
3,861	Cree, Inc. * †	101,892
18,121	Darling International, Inc. *	233,942
34,614	Deere & Co.	3,566,627
4,892	Devon Energy Corp.	223,418
729	Diamondback Energy, Inc. *	73,673
1,449	Domtar Corp.	56,554
5,385	EOG Resources, Inc.	544,423
1,613	EQT Corp.	105,490
38,741	Exxon Mobil Corp.	3,496,763
4,023	First Solar, Inc. * †	129,098
2,109	FMC Technologies, Inc. *	74,933
26,888	Freeport-McMoRan Copper & Gold, Inc. *	354,653
7,348	Graphic Packaging Holding Co.	91,703
8,076	Halliburton Co.	436,831

See Notes to Financial Statements

40

Number of Shares		Value

United States: (continued)
16,294	Hecla Mining Co.	$85,381
1,010	Helmerich & Payne, Inc.	78,174
2,932	Hess Corp.	182,634
1,642	HollyFrontier Corp.	53,792
7,971	Ingredion, Inc.	996,056
9,515	International Paper Co.	504,866
1,482	Itron, Inc. *	93,144
20,855	Kinder Morgan, Inc.	431,907
1,170	Lindsay Corp.	87,294
3,292	Louisiana-Pacific Corp. *	62,318
7,915	Marathon Oil Corp.	137,009
48,217	Monsanto Co.	5,072,911
38,558	Mosaic Co.	1,130,906
1,609	Murphy Oil Corp.	50,088
3,529	National Oilwell Varco, Inc.	132,126
1,843	Newfield Exploration Co. *	74,642
21,878	Newmont Mining Corp.	745,383
4,005	Noble Energy, Inc.	152,430
6,137	Nucor Corp.	365,274
7,139	Occidental Petroleum Corp.	508,511
1,966	ONEOK, Inc.	112,868
1,912	Ormat Technologies, Inc.	102,521
2,162	Packaging Corp. of America	183,381
4,865	Phillips 66	420,385
27,669	Pilgrim’s Pride Corp. * †	525,434
1,586	Pioneer Natural Resources Co.	285,591
2,309	Range Resources Corp.	79,337
1,399	Reliance Steel & Aluminum Co.	111,276
1,259	Royal Gold, Inc.	79,758
12,998	Schlumberger Ltd.	1,091,182
707	Schweitzer-Mauduit International, Inc.	32,190
128	Seaboard Corp. * †	505,855
4,586	Southwestern Energy Co. *	49,621
6,554	Spectra Energy Corp.	269,304
4,698	Steel Dynamics, Inc.	167,155
4,991	Stillwater Mining Co. *	80,405
5,361	Sunpower Corp. * †	35,436
12,822	Tahoe Resources, Inc.	120,783
1,690	Targa Resources Corp.	94,758
1,091	Tesoro Corp.	95,408
9,155	The Southern Co.	450,334
14,449	Tractor Supply Co.	1,095,379
31,987	Tyson Foods, Inc.	1,972,958
3,402	United States Steel Corp.	112,300
4,230	Valero Energy Corp.	288,994
5,810	WestRock Co.	294,974
17,311	Weyerhaeuser Co.	520,888
7,015	Williams Companies, Inc.	218,447
1,217	Worthington Industries, Inc.	57,734
		40,334,922
Total Common Stocks (Cost: $94,248,460)		95,310,168
RIGHTS: 0.0% (Cost: $4,543)
Spain: 0.0%
12,993	Repsol SA Rights (EUR 0.34, expiring 01/06/17 ) *	4,824
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $94,253,003)		95,314,992
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 5.1%
Repurchase Agreements: 5.1%
$1,162,145	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.53%, due 1/3/17, proceeds $1,162,213; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $1,185,388 including accrued interest)	$1,162,145
1,162,145	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $1,162,212; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $1,185,388 including accrued interest)	1,162,145
244,618	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $244,632; (collateralized by various U.S. government and agency obligations, 0.69% to 2.00%, due 10/31/18 to 11/30/22, valued at $249,510 including accrued interest)	244,618
1,162,145	Repurchase agreement dated 12/30/16 with Mizuho Securities USA, Inc. , 0.48%, due 1/3/17, proceeds $1,162,207; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 7/1/24 to 9/20/46, valued at $1,185,388 including accrued interest)	1,162,145
1,162,145	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc. , 0.50%, due 1/3/17, proceeds $1,162,210; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $1,185,388 including accrued interest)	1,162,145
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $4,893,198)		4,893,198
Total Investments: 105.1% (Cost: $99,146,201)		100,208,190
Liabilities in excess of other assets: (5.1)%		(4,885,645)
NET ASSETS: 100.0%		$95,322,545

See Notes to Financial Statements

41

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,712,962.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $37,521,985 which represents 39.4% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $475,774, or 0.5% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	1.4%	$1,366,954
Consumer Staples	17.9	17,012,723
Energy	29.3	27,917,032
Industrials	7.3	6,959,644
Information Technology	0.4	359,570
Materials	39.9	38,055,080
Real Estate	0.6	608,648
Utilities	3.2	3,035,341
	100.0%	$95,314,992

See Notes to Financial Statements

42

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$287,234	$—	$—	$287,234
Australia	—	2,958,343	—	2,958,343
Austria	—	345,391	—	345,391
Brazil	1,332,117	—	—	1,332,117
Canada	9,315,260	—	—	9,315,260
Chile	291,314	157,637	—	448,951
China / Hong Kong	—	2,221,046	—	2,221,046
Denmark	—	556,636	—	556,636
Finland	—	315,202	—	315,202
France	—	1,988,941	—	1,988,941
Germany	—	430,837	—	430,837
Hungary	—	67,324	—	67,324
India	475,774	60,909	—	536,683
Indonesia	—	399,918	—	399,918
Ireland	126,408	—	—	126,408
Italy	—	604,634	—	604,634
Japan	—	2,833,311	—	2,833,311
Luxembourg	290,148	432,123	—	722,271
Malaysia	—	1,582,796	—	1,582,796
Mexico	1,326,293	—	—	1,326,293
Netherlands	49,456	1,008,038	—	1,057,494
Norway	115,335	2,836,757	—	2,952,092
Peru	544,522	—	—	544,522
Poland	—	276,983	—	276,983
Portugal	—	164,792	—	164,792
Russia	852,400	3,546,565	—	4,398,965
Singapore	409,491	2,138,007	—	2,547,498
South Africa	340,900	876,900	—	1,217,800
South Korea	—	1,270,567	—	1,270,567
Spain	—	482,313	0	482,313
Sweden	—	799,541	—	799,541
Switzerland	99,352	4,520,424	—	4,619,776
Taiwan	—	541,097	—	541,097
Thailand	—	376,587	—	376,587
Turkey	—	145,359	—	145,359
United Kingdom	1,597,257	3,583,007	—	5,180,264
United States	40,334,922	—	—	40,334,922
Rights
Spain	4,824	—	—	4,824
Repurchase Agreements	—	4,893,198	—	4,893,198
Total	$57,793,007	$42,415,183	$0	$100,208,190

During the period ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $ 102,132, transfers of securities from Level 2 to Level 1 were $ 705,217. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2016:

Common Stocks
Spain
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2016	$0

See Notes to Financial Statements

43

VANECK VECTORS OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.6%
Australia: 4.5%
6,471	Caltex Australia Ltd. #	$142,363
China / Hong Kong: 2.0%
114,000	Sinopec Shanghai Petrochemical Co. Ltd. #	61,543
Finland: 4.2%
3,416	Neste Oil Oyj #	130,983
India: 7.5%
7,450	Reliance Industries Ltd. (GDR) * Reg S 144A	235,047
Israel: 1.2%
254	Paz Oil Co. Ltd.	37,288
Japan: 15.1%
2,300	Cosmo Energy Holdings Co. Ltd. #	32,316
3,600	Idemitsu Kosan Co. Ltd. #	95,688
43,800	JX Holdings, Inc. #	185,454
6,900	Showa Shell Sekiyu KK #	64,236
9,000	TonenGeneral Sekiyu KK #	94,967
		472,661
Poland: 4.7%
7,176	Polski Koncern Naftowy Orlen SA #	146,508
Portugal: 4.5%
9,495	Galp Energia, SGPS, SA #	141,836
South Korea: 7.5%
1,208	SK Energy Co. Ltd. #	146,190
1,260	S-Oil Corp. #	88,189
		234,379
Taiwan: 4.5%
41,000	Formosa Petrochemical Corp. #	141,883
Thailand: 3.9%
371,700	IRPC PCL (NVDR) #	49,713
36,400	Thai Oil PCL (NVDR) #	73,331
		123,044
Turkey: 2.8%
4,292	Tupras-Turkiye Petrol Rafinerileri AS #	86,232
Number of Shares		Value

United States: 37.2%
4,286	HollyFrontier Corp.	$140,409
4,117	Marathon Petroleum Corp.	207,291
1,751	PBF Energy, Inc. †	48,818
2,891	Phillips 66	249,811
1,880	Tesoro Corp.	164,406
3,725	Valero Energy Corp.	254,492
2,579	Western Refining, Inc.	97,615
		1,162,842
Total Common Stocks (Cost: $2,915,906)		3,116,609
MONEY MARKET FUND: 1.3% (Cost: $39,437)
39,437	Dreyfus Government Cash Management Fund	39,437
Total Investments Before Collateral for Securities Loaned: 100.9% (Cost: $2,955,343)		3,156,046

Principal Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.5% (Cost: $46,994)

Repurchase Agreement: 1.5%
$46,994	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.51%, due 1/3/17, proceeds $46,997; (collateralized by various U.S. government and agency obligations, 0.13% to 1.75%, due 4/15/20 to 1/15/28, valued at $47,934 including accrued interest)	46,994
Total Investments: 102.4% (Cost: $3,002,337)		3,203,040
Liabilities in excess of other assets: (2.4)%		(73,612)
NET ASSETS: 100.0%		$3,129,428

GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $46,364.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,681,432 which represents 53.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $235,047, or 7.5% of net assets.

See Notes to Financial Statements

44

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	96.8%	$3,055,066
Materials	2.0	61,543
Money Market Fund	1.2	39,437
	100.0%	$3,156,046

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$142,363	$—	$142,363
China / Hong Kong	—	61,543	—	61,543
Finland	—	130,983	—	130,983
India	235,047	—	—	235,047
Israel	37,288	—	—	37,288
Japan	—	472,661	—	472,661
Poland	—	146,508	—	146,508
Portugal	—	141,836	—	141,836
South Korea	—	234,379	—	234,379
Taiwan	—	141,883	—	141,883
Thailand	—	123,044	—	123,044
Turkey	—	86,232	—	86,232
United States	1,162,842	—	—	1,162,842
Money Market Fund	39,437	—	—	39,437
Repurchase Agreement	—	46,994	—	46,994
Total	$1,474,614	$1,728,426	$—	$3,203,040

During the period ended December 31, 2016, transfers of securities from Level 2 to Level 1 were $ 331,684. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

45

VANECK VECTORS OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

Luxembourg: 5.2%
1,772,619	Tenaris SA (ADR) †	$63,300,225
Netherlands: 4.6%
465,785	Core Laboratories NV (USD) †	55,912,831
Switzerland: 7.3%
3,798,427	Transocean, Inc. (USD) * †	55,988,814
6,628,144	Weatherford International Plc (USD) * †	33,074,439
		89,063,253
United Kingdom: 5.4%
3,341,042	Ensco Plc CL A (USD)	32,474,928
2,602,876	Noble Corp Plc (USD) †	15,409,026
5,157,706	Seadrill Ltd. (USD) * †	17,587,777
		65,471,731
United States: 77.5%
927,835	Baker Hughes, Inc.	60,281,440
192,854	CARBO Ceramics, Inc. * †	2,017,253
827,549	Diamond Offshore Drilling, Inc. * †	14,647,617
386,506	Dril-Quip, Inc. *	23,209,685
1,537,800	FMC Technologies, Inc. *	54,638,034
3,435,881	Halliburton Co.	185,846,803
682,827	Helmerich & Payne, Inc. †	52,850,810
2,765,343	McDermott International, Inc. * †	20,435,885
3,248,129	Nabors Industries Ltd.	53,269,316
1,556,221	National Oilwell Varco, Inc.	58,264,914
922,115	Oceaneering International, Inc.	26,012,864
370,317	Oil States International, Inc. *	14,442,363
1,371,370	Patterson-UTI Energy, Inc.	36,917,280
940,131	Rowan Companies Plc * †	17,759,075
2,904,198	Schlumberger Ltd.	243,807,422
1,783,802	Superior Energy Services, Inc.	30,110,578
339,219	Tidewater, Inc. †	1,156,737
850,799	US Silica Holdings, Inc.	48,223,287
		943,891,363
Total Common Stocks (Cost: $1,770,813,617)		1,217,639,403

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 14.7%
Repurchase Agreements: 14.7%
$42,517,893	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc. , 0.53%, due 1/3/17, proceeds $42,520,397; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $43,368,251 including accrued interest)	42,517,893
Principal Amount		Value

Repurchase Agreements: (continued)
$42,517,893	Repurchase agreement dated 12/30/16 with HSBC Securities USA, Inc., 0.46%, due 1/3/17, proceeds $42,520,066; (collateralized by various U.S. government and agency obligations, 1.38% to 3.75%, due 11/30/18 to 11/15/43, valued at $43,368,487 including accrued interest)	$42,517,893
8,948,086	Repurchase agreement dated 12/30/16 with J.P. Morgan Securities LLC , 0.50%, due 1/3/17, proceeds $8,948,583; (collateralized by various U.S. government and agency obligations, 0.00% to 1.38%, due 4/13/17 to 8/31/21, valued at $9,127,105 including accrued interest)	8,948,086
42,517,893	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $42,520,255; (collateralized by various U.S. government and agency obligations, 1.74% to 6.00%, due 8/1/22 to 1/15/49, valued at $43,368,251 including accrued interest)	42,517,893
42,517,893	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc. , 0.50%, due 1/3/17, proceeds $42,520,255; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $43,368,253 including accrued interest)	42,517,893
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $179,019,658)		179,019,658
Total Investments: 114.7% (Cost: $1,949,833,275)		1,396,659,061
Liabilities in excess of other assets: (14.7)%		(178,522,392)
NET ASSETS: 100.0%		$1,218,136,669

See Notes to Financial Statements

46

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $173,176,255.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Oil & Gas Drilling	24.4%	$296,904,643
Oil & Gas Equipment & Services	75.6	920,734,760
	100.0%	$1,217,639,403

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$1,217,639,403	$—	$—	$1,217,639,403
Repurchase Agreements	—	179,019,658	—	179,019,658
Total	$1,217,639,403	$179,019,658	$—	$1,396,659,061

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended December 31, 2016.

See Notes to Financial Statements

47

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 96.9%
Australia: 22.4%
6,919,583	Galaxy Resources Ltd. * † #	$2,606,807
556,225	Iluka Resources Ltd. #	2,906,073
724,644	Orocobre Ltd. * #	2,360,496
4,668,235	Pilbara Minerals Ltd. * † #	1,688,802
		9,562,178
Canada: 9.9%
3,515,528	Lithium Americas Corp. *	2,097,179
2,312,848	Nemaska Lithium, Inc. * †	2,138,572
		4,235,751
China / Hong Kong: 37.8%
5,226,736	China Molybdenum Co. Ltd. #	2,787,989
1,873,255	China Northern Rare Earth Group High-Tech Co. Ltd. #	3,289,304
22,749,895	China Rare Earth Holdings Ltd. * #	1,781,649
13,225,000	CITIC Dameng Holdings Ltd. * #	862,790
2,212,911	Jinduicheng Molybdenum Co. Ltd. * #	2,421,884
86,752,964	North Mining Shares Co. Ltd. * † #	2,086,786
918,669	Xiamen Tungsten Co. Ltd. #	2,891,850
		16,122,252
France: 4.0%
28,493	Eramet SA * † #	1,700,887
Japan: 8.3%
125,692	OSAKA Titanium Technologies Co. * † #	1,744,530
266,647	Toho Titanium Co. Ltd. † #	1,787,246
		3,531,776
Malaysia: 4.9%
39,714,839	Lynas Corp. Ltd. (AUD) * † #	2,092,943
South Africa: 5.3%
129,299	Assore Ltd. †	2,240,111
United States: 4.3%
179,995	Tronox Ltd.	1,855,749
Total Common Stocks (Cost: $39,239,117)		41,341,647
PREFERRED STOCKS: 3.0%
Brazil: 3.0% (Cost: $1,257,458)
538,423	Cia de Ferro Ligas da Bahia	1,283,732
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $40,496,575)		42,625,379

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 11.3%
Repurchase Agreements: 11.3%
$1,147,135	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc., 0.53%, due 1/3/17, proceeds $1,147,203; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $1,170,078 including accrued interest)	1,147,135
Principal Amount		Value

Repurchase Agreements: (continued)
$1,147,135	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $1,147,201; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $1,170,078 including accrued interest)	$1,147,135
1,147,135	Repurchase agreement dated 12/30/16 with HSBC Securities USA, Inc., 0.46%, due 1/3/17, proceeds $1,147,194; (collateralized by various U.S. government and agency obligations, 1.38% to 3.75%, due 11/30/18 to 11/15/43, valued at $1,170,084 including accrued interest)	1,147,135
241,421	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $241,434; (collateralized by various U.S. government and agency obligations, 0.69% to 2.00%, due 10/31/18 to 11/30/22, valued at $246,249 including accrued interest)	241,421
1,147,135	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc. , 0.50%, due 1/3/17, proceeds $1,147,199; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $1,170,078 including accrued interest)	1,147,135
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $4,829,961)		4,829,961
Total Investments: 111.2% (Cost: $45,326,536)		47,455,340
Liabilities in excess of other assets: (11.2)%		(4,792,760)
NET ASSETS: 100.0%		$42,662,580

See Notes to Financial Statements

48

AUD	Australian Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,482,590.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $33,010,036 which represents 77.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Commodity Chemicals	4.4%	$1,855,749
Diversified Metals & Mining	38.3	16,340,225
Materials	54.3	23,145,673
Steel	3.0	1,283,732
	100.0%	$42,625,379

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$9,562,178	$—	$9,562,178
Canada	4,235,751	—	—	4,235,751
China / Hong Kong	—	16,122,252	—	16,122,252
France	—	1,700,887	—	1,700,887
Japan	—	3,531,776	—	3,531,776
Malaysia	—	2,092,943	—	2,092,943
South Africa	2,240,111	—	—	2,240,111
United States	1,855,749	—	—	1,855,749
Preferred Stocks*	1,283,732	—	—	1,283,732
Repurchase Agreements	—	4,829,961	—	4,829,961
Total	$9,615,343	$37,839,997	$—	$47,455,340

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2016, transfers of securities from Level 2 to Level 1 were $1,204,038. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial of Statements.

See Notes to Financial Statements

49

VANECK VECTORS SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 4.5%
38,166	Canadian Solar, Inc. (USD) * †	$464,862
China / Hong Kong: 25.2%
5,914,800	GCL-Poly Energy Holdings Ltd. * † #	706,672
1,842,000	Hanergy Thin Film Power Group Ltd. * # §	—
35,793	JA Solar Holdings Co. Ltd. (ADR) *	170,375
21,456	JinkoSolar Holding Co. Ltd. (ADR) * †	326,775
3,120,000	Shunfeng International Clean Energy Ltd. * #	194,063
3,314,000	United Photovoltaics Group Ltd. * #	310,830
2,704,000	Xinyi Solar Holdings Ltd. #	875,311
		2,584,026
Germany: 3.3%
12,885	SMA Solar Technology AG † #	340,437
Israel: 2.8%
23,273	SolarEdge Technologies, Inc. (USD) * †	288,585
Spain: 10.2%
37,213	Atlantica Yield Plc (USD)	720,072
37,465	Saeta Yield SA #	320,891
		1,040,963
Switzerland: 3.3%
508,915	Meyer Burger Technology AG * #	333,517
Taiwan: 21.3%
449,000	E-Ton Solar Tech Co. Ltd. * #	127,191
27,500	Giga Solar Materials Corp. #	325,034
439,601	Gintech Energy Corp. * #	262,251
401,000	Motech Industries, Inc. * #	349,518
815,425	Neo Solar Power Corp. * #	380,865
567,000	Sino-American Silicon Products, Inc. #	584,121
333,301	Solartech Energy Corp. * #	155,503
		2,184,483
Thailand: 9.0%
583,400	BCPG PCL (NVDR) #	227,332
1,725,400	Inter Far East Energy Corp. (NVDR) #	184,714
12,026,100	Superblock PCL (NVDR) * #	509,573
		921,619
United States: 20.3%
26,464	First Solar, Inc. * †	849,230
1,963,715	Renewable Energy Corp. AS (NOK) * † #	259,592
41,930	Sunpower Corp. * †	277,157
64,925	Sunrun, Inc. * †	344,752
27,671	TerraForm Power, Inc.	354,465
		2,085,196
Total Common Stocks (Cost: $15,070,759)		10,243,688
MONEY MARKET FUND: 0.4% (Cost: $43,468)
43,468	Dreyfus Government Cash Management Fund	43,468
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $15,114,227)		10,287,156
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 23.5%
Repurchase Agreements: 23.5%
$1,000,000	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc. , 0.53%, due 1/3/17, proceeds $1,000,059; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $1,020,000 including accrued interest)	$1,000,000
406,605	Repurchase agreement dated 12/30/16 with HSBC Securities USA, Inc., 0.45%, due 1/3/17, proceeds $406,625; (collateralized by various U.S. government and agency obligations, 0.88% to 3.00%, due 5/15/17 to 5/15/46, valued at $414,737 including accrued interest)	406,605
1,000,000	Repurchase agreement dated
	12/30/16 with Nomura Securities International, Inc. , 0.50%, due 1/3/17, proceeds $1,000,056; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,406,605)		2,406,605
Total Investments: 123.8% (Cost: $17,520,832)		12,693,761
Liabilities in excess of other assets: (23.8)%		(2,437,336)
NET ASSETS: 100.0%		$10,256,425

See Notes to Financial Statements

50

ADR	American Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,181,624.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $6,447,415 which represents 62.9% of net assets.
§	Illiquid Security-the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Industrial Machinery	3.2%	$333,517
Industrials	3.4	344,752
Information Technology	4.7	482,648
Semiconductor Equipment	27.5	2,831,575
Semiconductors	38.3	3,934,149
Utilities	22.5	2,317,047
Money Market Fund	0.4	43,468
	100.0%	$10,287,156

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$464,862	$—	$—	$464,862
China / Hong Kong	497,150	2,086,876	0	2,584,026
Germany	—	340,437	—	340,437
Israel	288,585	—	—	288,585
Spain	720,072	320,891	—	1,040,963
Switzerland	—	333,517	—	333,517
Taiwan	—	2,184,483	—	2,184,483
Thailand	—	921,619	—	921,619
United States	1,825,604	259,592	—	2,085,196
Money Market Fund	43,468	—	—	43,468
Repurchase Agreements	—	2,406,605	—	2,406,605
Total	$3,839,741	$8,854,020	$0	$12,693,761

There were no transfers between levels during the year ended December 31, 2016.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2016:

Common Stocks
China / Hong Kong
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2016	$0

See Notes to Financial Statements

51

VANECK VECTORS STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 100.0%
Brazil: 21.8%
2,980,148	Cia Siderurgica Nacional SA (ADR) * †	$9,625,878
2,706,426	Gerdau SA (ADR)	8,498,178
2,921,517	Vale SA (ADR) †	22,261,960
		40,386,016
India: 4.4%
653,473	Vedanta Ltd. (ADR)	8,116,135
Luxembourg: 17.6%
1,707,854	ArcelorMittal (USD) *	12,467,334
328,828	Tenaris SA (ADR) †	11,742,448
347,353	Ternium SA (ADR)	8,388,575
		32,598,357
South Korea: 5.5%
194,281	POSCO (ADR) †	10,209,467
United Kingdom: 14.1%
681,167	Rio Tinto Plc (ADR) †	26,197,683
United States: 36.6%
563,361	AK Steel Holding Corp. * †	5,751,916
195,571	Allegheny Technologies, Inc. †	3,115,446
83,697	Carpenter Technology Corp.	3,027,320
414,067	Cliffs Natural Resources, Inc. * †	3,482,303
207,467	Commercial Metals Co.	4,518,631
56,605	Gibraltar Industries, Inc. *	2,357,598
18,661	LB Foster Co.	253,790
177,423	Nucor Corp.	10,560,217
19,684	Olympic Steel, Inc. †	476,943
104,034	Reliance Steel & Aluminum Co.	8,274,864
66,669	Ryerson Holding Corp. * †	890,031
48,843	Schnitzer Steel Industries, Inc.	1,255,265
231,081	Steel Dynamics, Inc.	8,221,862
115,293	SunCoke Energy, Inc.	1,307,423
79,397	TimkenSteel Corp. * †	1,229,066
235,233	United States Steel Corp.	7,765,041
113,608	Worthington Industries, Inc.	5,389,563
		67,877,279
Total Common Stocks (Cost: $194,150,216)		185,384,937

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 29.2%
Repurchase Agreements: 29.2%
$12,823,324	Repurchase agreement dated 12/30/16 with Citigroup Global Markets, Inc. , 0.53%, due 1/3/17, proceeds $12,824,079; (collateralized by various U.S. government and agency obligations, 2.00% to 8.50%, due 12/1/17 to 1/1/47, valued at $13,079,791 including accrued interest)	12,823,324
Principal Amount		Value

Repurchase Agreements: (continued)
$12,823,324	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $12,824,065; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $13,079,791 including accrued interest)	$12,823,324
2,698,869	Repurchase agreement dated 12/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.50%, due 1/3/17, proceeds $2,699,019; (collateralized by various U.S. government and agency obligations, 0.69% to 2.00%, due 10/31/18 to 11/30/22, valued at $2,752,847 including accrued interest)	2,698,869
12,823,324	Repurchase agreement dated 12/30/16 with Mizuho Securities USA, Inc. , 0.48%, due 1/3/17, proceeds $12,824,008; (collateralized by various U.S. government and agency obligations, 2.00% to 6.50%, due 7/1/24 to 9/20/46, valued at $13,079,790 including accrued interest)	12,823,324
12,823,324	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc. , 0.50%, due 1/3/17, proceeds $12,824,036; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $13,079,791 including accrued interest)	12,823,324
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $53,992,165)		53,992,165
Total Investments: 129.2% (Cost: $248,142,381)		239,377,102
Liabilities in excess of other assets: (29.2)%		(54,053,598)
NET ASSETS: 100.0%		$185,323,504

See Notes to Financial Statements

52

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $51,544,926.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	6.3%	$11,742,448
Industrials	1.4	2,611,388
Materials	92.3	171,031,101
	100.0%	$185,384,937

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$185,384,937	$—	$—	$185,384,937
Repurchase Agreements	—	53,992,165	—	53,992,165
Total	$185,384,937	$53,992,165	$—	$239,377,102

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

53

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 17.4%
58,620	ARC Resources Ltd.	$1,010,185
126,549	Cenovus Energy, Inc. (USD)	1,914,686
89,966	Crescent Point Energy Corp. (USD)	1,222,638
144,300	EnCana Corp. (USD)	1,694,082
39,964	Enerplus Corp. (USD)	378,859
55,695	Husky Energy, Inc. *	676,538
22,062	Peyto Exploration & Development Corp.	546,347
17,945	PrairieSky Royalty Ltd.	427,399
37,107	Seven Generations Energy Ltd. *	866,351
37,320	Tourmaline Oil Corp. *	999,337
61,862	Whitecap Resources, Inc.	560,935
		10,297,357
United States: 82.6%
61,933	Anadarko Petroleum Corp.	4,318,588
30,854	Antero Resources Corp. *	729,697
48,815	Apache Corp.	3,098,288
51,533	Cabot Oil & Gas Corp.	1,203,811
7,914	Carrizo Oil & Gas, Inc. *	295,588
130,023	Chesapeake Energy Corp. * †	912,761
11,369	Cimarex Energy Co.	1,545,047
16,181	Concho Resources, Inc. *	2,145,601
16,062	Continental Resources, Inc. *	827,835
73,913	Devon Energy Corp.	3,375,607
7,113	Diamondback Energy, Inc. *	718,840
9,713	Energen Corp. *	560,149
47,358	EOG Resources, Inc.	4,787,894
19,757	EQT Corp.	1,292,108
12,779	Gulfport Energy Corp. *	276,538
36,209	Hess Corp.	2,255,459
15,995	Laredo Petroleum, Inc. *	226,169
102,943	Marathon Oil Corp.	1,781,943
11,557	Matador Resources Co. * †	297,708
10,804	National Fuel Gas Co.	611,939
23,455	Newfield Exploration Co. *	949,928
45,302	Noble Energy, Inc.	1,724,194
34,210	Oasis Petroleum, Inc. *	517,939
71,429	Occidental Petroleum Corp.	5,087,888
22,785	Parsley Energy, Inc. *	802,943
18,500	Pioneer Natural Resources Co.	3,331,295
31,676	QEP Resources, Inc. *	583,155
34,888	Range Resources Corp.	1,198,752
26,064	Rice Energy, Inc. *	556,466
18,828	RSP Permian, Inc. *	840,105
11,709	SM Energy Co.	403,726
52,234	Southwestern Energy Co. * †	565,172
Number of Shares		Value

United States: (continued)
42,680	Whiting Petroleum Corp. *	$513,014
47,394	WPX Energy, Inc. *	690,531
		49,026,678
Total Common Stocks (Cost: $69,728,384)		59,324,035
MONEY MARKET FUND: 0.1% (Cost: $49,907)
49,907	Dreyfus Government Cash Management Fund	49,907
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $69,778,291)		59,373,942

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.8%
Repurchase Agreements: 2.8%
$688,081	Repurchase agreement dated 12/30/16 with HSBC Securities USA, Inc., 0.45%, due 1/3/17, proceeds $688,115; (collateralized by various U.S. government and agency obligations, 0.88% to 3.00%, due 5/15/17 to 5/15/46, valued at $701,843 including accrued interest)	688,081
1,000,000	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc. , 0.50%, due 1/3/17, proceeds $1,000,056; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,688,081)		1,688,081
Total Investments: 102.9% (Cost: $71,466,372)		61,062,023
Liabilities in excess of other assets: (2.9)%		(1,738,249)
NET ASSETS: 100.0%		$59,323,774

See Notes to Financial Statements

54

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,630,169.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Gas Utilities	1.0%	$611,939
Integrated Oil & Gas	12.9	7,679,112
Oil & Gas Exploration & Production	86.0	51,032,984
Money Market Fund	0.1	49,907
	100.0%	$59,373,942

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$59,324,035	$—	$—	$59,324,035
Money Market Fund	49,907	—	—	49,907
Repurchase Agreements	—	1,688,081	—	1,688,081
Total	$59,373,942	$1,688,081	$—	$61,062,023

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfer between levels during the year ended December 31, 2016.

See Notes to Financial Statements

55

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.6%
Canada: 2.2%
72,587	Cameco Corp. (USD) †	$759,986
China / Hong Kong: 1.3%
1,638,000	CGN Power Co. Ltd. # Reg S 144A	447,743
Czech Republic: 1.5%
29,600	CEZ AS #	496,451
Finland: 3.6%
79,832	Fortum OYJ #	1,222,760
France: 1.7%
58,021	Electricite de France SA † #	591,533
Japan: 20.8%
51,700	Chugoku Electric Power Co., Inc. #	606,374
34,300	Hokuriku Electric Power Co. #	384,436
134,900	Kansai Electric Power Co., Inc. * #	1,473,660
76,500	Kyushu Electric Power Co., Inc. #	830,466
344,106	Mitsubishi Heavy Industries Ltd. #	1,567,540
86,700	Tohoku Electric Power Co., Inc. #	1,095,184
277,000	Tokyo Electric Power Co., Inc. * #	1,117,138
		7,074,798
South Korea: 4.2%
77,790	Korea Electric Power Corp. (ADR) * †	1,437,559
Spain: 3.6%
58,251	Endesa SA #	1,234,354
United States: 60.7%
30,037	Ameren Corp.	1,575,741
13,649	BWX Technologies, Inc.	541,865
36,238	Dominion Resources, Inc.	2,775,468
35,671	Duke Energy Corp.	2,768,783
21,270	Entergy Corp.	1,562,707
64,543	Exelon Corp.	2,290,631
49,841	FirstEnergy Corp.	1,543,576
39,636	PG&E Corp.	2,408,680
15,514	Pinnacle West Capital Corp.	1,210,557
47,940	Public Service Enterprise Group, Inc.	2,103,607
46,535	Xcel Energy, Inc.	1,893,974
		20,675,589
Total Common Stocks (Cost: $33,518,839)		33,940,773
MONEY MARKET FUND: 0.0% (Cost: $8,983)
8,983	Dreyfus Government Cash Management Fund	8,983
Total Investments Before Collateral for Securities Loaned: 99.6% (Cost: $33,527,822)		33,949,756
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 8.0%
Repurchase Agreements: 8.0%
$1,000,000	Repurchase agreement dated 12/30/16 with Daiwa Capital Markets America, Inc., 0.52%, due 1/3/17, proceeds $1,000,058; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 3/2/17 to 2/1/49, valued at $1,020,000 including accrued interest)	$1,000,000
718,570	Repurchase agreement dated 12/30/16 with HSBC Securities USA, Inc., 0.45%, due 1/3/17, proceeds $718,606; (collateralized by various U.S. government and agency obligations, 0.88% to 3.00%, due 5/15/17 to 5/15/46, valued at $732,942 including accrued interest)	718,570
1,000,000	Repurchase agreement dated 12/30/16 with Nomura Securities International, Inc. , 0.50%, due 1/3/17, proceeds $1,000,056; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 1/15/17 to 8/20/66, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,718,570)		2,718,570
Total Investments: 107.6% (Cost: $36,246,392)		36,668,326
Liabilities in excess of other assets: (7.6)%		(2,592,581)
NET ASSETS: 100.0%		$34,075,745

See Notes to Financial Statements

56

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,614,882.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $11,067,639 which represents 32.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $447,743, or 1.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	2.3%	$759,986
Industrials	6.2	2,109,405
Utilities	91.5	31,071,382
Money Market Fund	0.0	8,983
	100.0%	$33,949,756

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$759,986	$—	$—	$759,986
China / Hong Kong	—	447,743	—	447,743
Czech Republic	—	496,451	—	496,451
Finland	—	1,222,760	—	1,222,760
France	—	591,533	—	591,533
Japan	—	7,074,798	—	7,074,798
South Korea	1,437,559	—	—	1,437,559
Spain	—	1,234,354	—	1,234,354
United States	20,675,589	—	—	20,675,589
Money Market Fund	8,983	—	—	8,983
Repurchase Agreements	—	2,718,570	—	2,718,570
Total	$22,882,117	$13,786,209	$—	$36,668,326

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$804,131,044	$101,489,350	$64,935,199	$3,972,203	$111,539,208
Affiliated issuers (3)	—	—	—	9,684,929,367	3,335,162,402
Short-term investments held as collateral for securities loaned (4)	56,144,380	—	17,417,924	132,189,495	155,740,221
Cash	—	14,877	—	—	23,149,959
Cash denominated in foreign currency, at value (5)	230,756	—	31,079	91,970	12,178,800
Receivables:
Investment securities sold	—	20,899	—	—	1,474,885
Shares sold	—	—	—	44,151	7,361
Due from Adviser	—	—	—	—	—
Dividends and interest	1,696,276	94,257	99,382	980,267	788,382
Prepaid expenses	4,571	338	479	58,025	22,023
Total assets	862,207,027	101,619,721	82,484,063	9,822,265,478	3,640,063,241

Liabilities:
Payables:
Investment securities purchased	—	—	—	—	24,065,240
Collateral for securities loaned	56,144,380	—	17,417,924	132,189,495	155,740,221
Line of credit	734,682	—	—	—	4,288,480
Shares redeemed	—	10,416	—	—	—
Due to Adviser	345,432	48,736	15,915	3,864,744	1,159,812
Due to custodian	—	—	—	—	—
Deferred Trustee fees	367,641	18,050	9,301	659,725	141,290
Accrued expenses	459,254	147,664	82,716	539,674	335,282
Total liabilities	58,051,389	224,866	17,525,856	137,253,638	185,730,325
NET ASSETS	$804,155,638	$101,394,855	$64,958,207	$9,685,011,840	$3,454,332,916
Shares outstanding	15,650,000	8,200,000	1,283,298	462,902,500	108,887,446
Net asset value, redemption and offering price per share	$51.38	$12.37	$50.62	$20.92	$31.72

Net assets consist of:
Aggregate paid in capital	$1,842,615,844	$573,893,874	$351,117,047	$19,939,401,190	$7,414,454,838
Net unrealized appreciation (depreciation)	(54,909,502)	(3,516,241)	(4,913,408)	(1,449,065,634)	(165,551,952)
Undistributed (accumulated) net investment income (loss)	(282,005)	(172,186)	387,156	(543,632)	(149,540,237)
Accumulated net realized gain (loss)	(983,268,699)	(468,810,592)	(281,632,588)	(8,804,780,084)	(3,645,029,733)
	$804,155,638	$101,394,855	$64,958,207	$9,685,011,840	$3,454,332,916
(1) Value of securities on loan	$54,079,363	$—	$16,151,360	$117,383,965	$137,728,449
(2) Cost of investments – Unaffiliated issuers	$858,914,378	$105,005,831	$69,844,592	$3,972,203	$144,094,786
(3) Cost of investments – Affiliated issuers	$—	$—	$—	$11,133,994,342	$3,468,160,199
(4) Cost of short-term investments held as collateral for securities loaned	$56,144,380	$—	$17,417,924	$132,189,495	$155,740,221
(5) Cost of cash denominated in foreign currency	$239,805	$—	$32,842	$92,052	$12,179,642

See Notes to Financial Statements

58

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth / Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$95,314,992	$3,156,046	$1,217,639,403	$42,625,379	$10,287,156	$185,384,937	$59,373,942	$33,949,756
—	—	—	—	—	—	—	—

4,893,198	46,994	179,019,658	4,829,961	2,406,605	53,992,165	1,688,081	2,718,570
—	—	—	—	—	—	5,979	—
84,034	3,729	—	50,487	14,147	—	—	—

29,040	—	—	—	—	7,944,247	—	—
68,944	—	710	—	—	15,599	—	—
—	13,595	—	—	4,197	—	—	—
220,983	10,736	2,009,833	156,216	13,433	259,191	55,801	216,865
530	25	5,375	214	70	1,294	252	213
100,611,721	3,231,125	1,398,674,979	47,662,257	12,725,608	247,597,433	61,124,055	36,885,404

90,291	—	—	—	—	7,993,124	—	—
4,893,198	46,994	179,019,658	4,829,961	2,406,605	53,992,165	1,688,081	2,718,570
146,400	—	929,394	—	—	116,606	—	—
—	—	61	—	—	—	—	—
1,388	—	329,078	5,493	—	72,528	13,531	3,542
25,426	—	2,761	55,139	—	—	—	—
9,306	17	108,745	10,817	1,735	13,687	2,371	8,990
123,167	54,686	148,613	98,267	60,843	85,819	96,298	78,557
5,289,176	101,697	180,538,310	4,999,677	2,469,183	62,273,929	1,800,281	2,809,659
$95,322,545	$3,129,428	$1,218,136,669	$42,662,580	$10,256,425	$185,323,504	$59,323,774	$34,075,745
2,950,000	150,000	36,510,863	2,524,962	300,000	4,900,000	3,250,000	716,632

$32.31	$20.86	$33.36	$16.90	$34.19	$37.82	$18.25	$47.55

$129,448,855	$2,944,274	$1,797,771,318	$269,735,414	$80,578,443	$394,747,923	$96,761,563	$205,644,209
1,055,488	200,655	(553,174,214)	2,133,630	(4,827,326)	(8,765,279)	(10,404,268)	421,162

34,089	2,999	(72,240)	627,370	(3,566)	35,856	97,599	1,254,821
(35,215,887)	(18,500)	(26,388,195)	(229,833,834)	(65,491,126)	(200,694,996)	(27,131,120)	(173,244,447)
$95,322,545	$3,129,428	$1,218,136,669	$42,662,580	$10,256,425	$185,323,504	$59,323,774	$34,075,745
$4,712,962	$46,364	$173,176,255	$4,482,590	$2,181,624	$51,544,926	$1,630,169	$2,614,882
$94,253,003	$2,955,343	$1,770,813,617	$40,496,575	$15,114,227	$194,150,216	$69,778,291	$33,527,822
$—	$—	$—	$—	$—	$—	—	—

$4,893,198	$46,994	$179,019,658	$4,829,961	$2,406,605	$53,992,165	$1,688,081	$2,718,570
$80,893	$3,756	$—	$50,302	$14,136	$—	—	—

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2016

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Income:
Dividends – unaffiliated issuers	$21,459,107	$1,800,201	$1,143,737	$5,879	$2,602,185
Dividends – affiliated issuers	—	—	—	66,311,560	14,904,899
Securities lending income	1,128,838	—	1,166,659	1,559,854	4,090,007
Foreign taxes withheld	(1,466,521)	(218,112)	(76,474)	(7,306,431)	(889,679)
Total income	21,121,424	1,582,089	2,233,922	60,570,862	20,707,412

Expenses:
Management fees	4,117,213	351,273	418,612	41,683,376	15,408,157
Professional fees	40,189	50,620	66,378	107,470	155,997
Insurance	17,938	1,095	1,354	112,872	35,520
Trustees’ fees and expenses	5,858	425	653	208,634	86,325
Reports to shareholders	1,719	17,639	20,645	352,966	169,255
Indicative optimized portfolio value fee	19,102	500	500	—	600
Custodian fees	59,935	1,986	10,965	218,320	135,727
Registration fees	3,000	5,000	2,996	18,094	6,504
Transfer agent fees	2,371	2,400	2,400	1,472	2,341
Fund accounting fees	34,297	4,112	5,284	—	108,176
Interest	36,434	1,065	3,917	30,798	219,884
Other	11,097	2,052	4,039	85,288	56,286
Total expenses	4,349,153	438,167	537,743	42,819,290	16,384,772
Waiver of management fees	—	(22,600)	(14,732)	—	—
Expenses assumed by the Adviser	—	—	—	—	—
Net expenses	4,349,153	415,567	523,011	42,819,290	16,384,772
Net investment income	16,772,271	1,166,522	1,710,911	17,751,572	4,322,640

Net realized gain (loss) on:
Investments – unaffiliated issuers	(32,683,562)	(42,276,567)	(15,577,473)	(466,283,971)	(352,326,997)
Investments – affiliated issuers	—	—	—	(794,555,928)	201,487,673
In-kind redemptions	26,110,799	7,004,585	7,184,702	473,253,202	377,049,372
Foreign currency transactions and foreign denominated assets and liabilities	(102,506)	(57,617)	(16,386)	(296,295)	(2,074,875)
Net realized gain (loss)	(6,675,269)	(35,329,599)	(8,409,157)	(787,882,992)	224,135,173

Net change in unrealized appreciation (depreciation) on:
Investments	84,671,370	75,487,934	1,469,855	2,274,152,828	293,221,926
Foreign currency transactions and foreign denominated assets and liabilities	(2,906)	14,911	1,009	8,060	(330,635)
Net change in unrealized appreciation (depreciation)	84,668,464	75,502,845	1,470,864	2,274,160,888	292,891,291
Net Increase (Decrease) in Net Assets Resulting from Operations	$94,765,466	$41,339,768	$(5,227,382)	$1,504,029,468	$521,349,104

See Notes to Financial Statements

60

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth / Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$2,351,094	$144,840	$16,019,098	$501,470	$133,024	$2,046,979	$553,829	$1,594,722
—	—	—	—	—	—	—	—
52,071	204	3,558,946	244,300	313,530	485,033	29,779	8,590
(130,731)	(13,325)	(121,461)	(26,580)	(6,533)	(54,646)	(22,703)	(96,713)
2,272,434	131,719	19,456,583	719,190	440,021	2,477,366	560,905	1,506,599

424,079	19,173	3,320,560	175,515	65,907	506,677	239,663	189,600
110,238	79,791	131,392	68,817	65,270	64,994	74,941	78,077
1,352	22	15,975	681	283	1,936	864	720
1,756	98	33,978	295	150	719	875	329
12,021	10,097	98,301	14,495	13,586	20,361	15,679	8,645
4,073	5,000	5,000	5,905	4,373	—	423	2,352
52,215	2,820	25,076	9,404	12,317	4,450	2,002	5,083
4,239	5,023	8,803	4,999	1,096	1,500	1,496	4,000
2,400	2,369	2,400	2,369	2,371	2,400	1,969	2,386
33,603	2,247	53,042	2,813	3,129	3,359	1,142	3,301
5,189	27	24,196	15,001	435	3,476	724	3,173
3,170	4,571	87,834	1,636	2,539	2,235	1,120	1,299
654,335	131,238	3,806,557	301,930	171,456	612,107	340,898	298,965
(233,548)	(19,173)	(461,800)	(86,843)	(65,907)	(51,286)	(81,339)	(68,271)
—	(89,414)	—	—	(19,434)	—	—	—
420,787	22,651	3,344,757	215,087	86,115	560,821	259,559	230,694
1,851,647	109,068	16,111,826	504,103	353,906	1,916,545	301,346	1,275,905

(14,816,855)	22,130	(21,368,868)	(30,098,735)	(5,822,444)	(18,525,685)	(11,407,435)	502,357
—	—	—	—	—	—	—	—
2,133,872	161,468	13,281,736	409,436	—	13,630,701	1,958,730	873,856

(10,330)	497	—	(8,056)	3,707	—	(5,250)	(13,212)
(12,693,313)	184,095	(8,087,132)	(29,697,355)	(5,818,737)	(4,894,984)	(9,453,955)	1,363,001

28,776,860	88,291	226,247,149	36,315,666	(2,343,941)	63,093,004	24,322,477	671,020

971	(40)	—	1,149	23	—	590	6,031
28,777,831	88,251	226,247,149	36,316,815	(2,343,918)	63,093,004	24,323,067	677,051

$17,936,165	$381,414	$234,271,843	$7,123,563	$(7,808,749)	$60,114,565	$15,170,458	$3,315,957

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Operations:
Net investment income	$16,772,271	$25,492,498	$1,166,522	$1,835,301
Net realized gain (loss)	(6,675,269)	(107,948,848)	(35,329,599)	(60,726,520)
Net change in unrealized appreciation (depreciation)	84,668,464	(43,327,540)	75,502,845	2,313,271
Net increase (decrease) in net assets resulting from operations	94,765,466	(125,783,890)	41,339,768	(56,577,948)

Dividends to shareholders:
Dividends from net investment income	(17,183,700)	(24,912,650)	(1,174,800)	(1,806,250)

Share transactions:**
Proceeds from sale of shares	107,389,282	84,809,462	42,948,463	15,093,533
Cost of shares redeemed	(216,366,402)	(539,463,371)	(20,966,254)	(32,366,651)
Increase (Decrease) in net assets resulting from share transactions	(108,977,120)	(454,653,909)	21,982,209	(17,273,118)
Total increase (decrease) in net assets	(31,395,354)	(605,350,449)	62,147,177	(75,657,316)
Net Assets, beginning of year	835,550,992	1,440,901,441	39,247,678	114,904,994
Net Assets, end of year†	$804,155,638	$835,550,992	$101,394,855	$39,247,678
† Including undistributed (accumulated) net investment income (loss)	$(282,005)	$224,266	$(172,186)	$(119,572)

** Shares of Common Stock Issued (no par value)
Shares sold	2,200,000	1,500,000	3,800,000	1,150,000
Shares redeemed	(4,500,000)	(10,950,000)	(1,850,000)	(2,750,000)
Net increase (decrease)	(2,300,000)	(9,450,000)	1,950,000	(1,600,000)

See Notes to Financial Statements

62

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$1,710,911	$763,351	$17,751,572	$37,102,439	$4,322,640	$9,943,182
(8,409,157)	1,509,001	(787,882,992)	(1,905,529,155)	224,135,173	(335,048,596)
1,470,864	(1,600,989)	2,274,160,888	184,214,755	292,891,291	3,826,004
(5,227,382)	671,363	1,504,029,468	(1,684,211,961)	521,349,104	(321,279,410)

(1,374,412)	(504,689)	(24,961,888)	(36,731,690)	(156,407,681)	(9,304,305)

5,019,448	14,619,851	6,632,467,108	2,793,038,295	2,579,635,409	496,144,925
(25,316,282)	(5,867,062)	(2,743,240,625)	(2,250,824,207)	(790,925,366)	(387,570,093)
(20,296,834)	8,752,789	3,889,226,483	542,214,088	1,788,710,043	108,574,832
(26,898,628)	8,919,463	5,368,294,063	(1,178,729,563)	2,153,651,466	(222,008,883)
91,856,835	82,937,372	4,316,717,777	5,495,447,340	1,300,681,450	1,522,690,333
$64,958,207	$91,856,835	$9,685,011,840	$4,316,717,777	$3,454,332,916	$1,300,681,450
$387,156	$278,043	$(543,632)	$6,832,621	$(149,540,237)	$(5,152,440)

100,000	250,000	282,100,000	151,050,000	62,050,000	21,600,000
(500,000)	(100,000)	(133,850,000)	(134,650,000)	(20,850,000)	(17,250,000)
(400,000)	150,000	148,250,000	16,400,000	41,200,000	4,350,000

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Refiners ETF
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Period August 18, 2015* through December 31, 2015

Operations:
Net investment income	$1,851,647	$2,261,019	$109,068	$14,033
Net realized gain (loss)	(12,693,313)	(4,190,938)	184,095	(35,902)
Net change in unrealized appreciation (depreciation)	28,777,831	(16,097,564)	88,251	112,404
Net increase (decrease) in net assets resulting from operations	17,936,165	(18,027,483)	381,414	90,535

Dividends and Distributions to shareholders:
Dividends from net investment income	(1,800,400)	(2,209,200)	(106,950)	(15,150)
Return of capital	—	—	—	(3,250)
Total Dividends and Distributions	(1,800,400)	(2,209,200)	(106,950)	(18,400)

Share transactions:**
Proceeds from sale of shares	15,462,894	18,528,599	—	3,866,326
Cost of shares redeemed	(12,787,582)	(7,803,107)	(1,083,497)	—
Increase (Decrease) in net assets resulting from share transactions	2,675,312	10,725,492	(1,083,497)	3,866,326
Total increase (decrease) in net assets	18,811,077	(9,511,191)	(809,033)	3,938,461
Net Assets, beginning of year	76,511,468	86,022,659	3,938,461	—
Net Assets, end of year†	$95,322,545	$76,511,468	$3,129,428	$3,938,461
† Including undistributed (accumulated) net investment income (loss)	$34,089	$15,186	$2,999	$(7)

** Shares of Common Stock Issued (no par value)
Shares sold	500,000	600,000	—	200,000
Shares redeemed	(450,000)	(250,000)	(50,000)	—
Net increase (decrease)	50,000	350,000	(50,000)	200,000
* Commencement of operations

See Notes to Financial Statements

64

Oil Services ETF		Rare Earth / Strategic Metals ETF		Solar Energy ETF

For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$16,111,826	$25,726,730	$504,103	$951,304	$353,906	$193,368
(8,087,132)	37,605,430	(29,697,355)	(36,968,507)	(5,818,737)	(67,570)
226,247,149	(355,057,413)	36,316,815	11,068,461	(2,343,918)	(1,701,355)
234,271,843	(291,725,253)	7,123,563	(24,948,742)	(7,808,749)	(1,575,557)

(16,268,462)	(25,643,376)	(959,486)	(1,325,901)	(369,437)	(177,900)
—	—	—	—	(58,063)	—
(16,268,462)	(25,643,376)	(959,486)	(1,325,901)	(427,500)	(177,900)

3,429,010,616	6,269,131,022	12,092,919	—	—	3,214,646
(3,547,778,125)	(5,762,695,857)	(3,975,509)	(3,329,807)	—	(3,278,391)
(118,767,509)	506,435,165	8,117,410	(3,329,807)	—	(63,745)
99,235,872	189,066,536	14,281,487	(29,604,450)	(8,236,249)	(1,817,202)
1,118,900,797	929,834,261	28,381,093	57,985,543	18,492,674	20,309,876
$1,218,136,669	$1,118,900,797	$42,662,580	$28,381,093	$10,256,425	$18,492,674
$(72,240)	$77,608	$627,370	$918,787	$(3,566)	$8,038

121,200,000	188,600,000	700,000	—	—	50,000
(127,000,000)	(172,200,000)	(250,000)	(200,000)	—	(50,000)
(5,800,000)	16,400,000	450,000	(200,000)	—	—

See Notes to Financial Statements

65

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Steel ETF		Unconventional Oil & Gas ETF
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

Operations:
Net investment income	$1,916,545	$2,354,967	$301,346	$929,692
Net realized gain (loss)	(4,894,984)	(22,055,831)	(9,453,955)	(14,611,757)
Net change in unrealized appreciation (depreciation)	63,093,004	(15,312,059)	24,323,067	(12,906,573)
Net increase (decrease) in net assets resulting from operations	60,114,565	(35,012,923)	15,170,458	(26,588,638)

Dividends and Distributions to shareholders:
Dividends from net investment income	(1,869,300)	(2,353,573)	(198,450)	(991,800)
Return of capital	—	(45,327)	—	—
Total Dividends and Distributions	(1,869,300)	(2,398,900)	(198,450)	(991,800)

Share transactions:**
Proceeds from sale of shares	162,573,081	45,894,025	20,232,434	15,122,954
Cost of shares redeemed	(80,398,881)	(32,705,305)	(14,278,220)	(11,082,306)
Increase (Decrease) in net assets resulting from share transactions	82,174,200	13,188,720	5,954,214	4,040,648
Total increase (decrease) in net assets	140,419,465	(24,223,103)	20,926,222	(23,539,790)
Net Assets, beginning of year	44,904,039	69,127,142	38,397,552	61,937,342
Net Assets, end of year†	$185,323,504	$44,904,039	$59,323,774	$38,397,552
† Including undistributed (accumulated) net investment income (loss)	$35,856	$(24,886)	$97,599	$3,186

** Shares of Common Stock Issued (no par value)
Shares sold	5,450,000	1,650,000	1,250,000	750,000
Shares redeemed	(2,850,000)	(1,300,000)	(900,000)	(650,000)
Net increase (decrease)	2,600,000	350,000	350,000	100,000

See Notes to Financial Statements

66

Uranium+Nuclear Energy ETF
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$1,275,905	$1,239,171
1,363,001	(839,101)
677,051	(5,541,712)
3,315,957	(5,141,642)

(1,231,890)	(1,362,115)
—	—
(1,231,890)	(1,362,115)

—	—
(7,219,122)	(22,097,379)
(7,219,122)	(22,097,379)
(5,135,055)	(28,601,136)
39,210,800	67,811,936
$34,075,745	$39,210,800
$1,254,821	$1,224,018

—	—
(150,000)	(450,000)
(150,000)	(450,000)

See Notes to Financial Statements

67

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Agribusiness ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$46.55	$52.59	$54.44	$52.94	$47.21
Income from investment operations:
Net investment income	1.07	1.37	1.68	1.08	1.00
Net realized and unrealized gain (loss) on investments	4.86	(6.07)	(1.84)	1.46	5.70
Total from investment operations	5.93	(4.70)	(0.16)	2.54	6.70
Less:
Dividends from net investment income	(1.10)	(1.34)	(1.69)	(1.04)	(0.97)
Net asset value, end of year	$51.38	$46.55	$52.59	$54.44	$52.94
Total return (a)	12.74%	(8.96)%	(0.13)%	4.60%	14.20%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$804,156	$835,551	$1,440,901	$4,635,318	$5,667,221
Ratio of gross expenses to average net assets	0.53%	0.55%	0.57%	0.55%	0.55%
Ratio of net expenses to average net assets	0.53%	0.55%	0.57%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.53%	0.54%	0.56%	0.55%	0.54%
Ratio of net investment income to average net assets	2.04%	2.00%	1.77%	1.79%	1.89%
Portfolio turnover rate (b)	15%	20%	14%	33%	19%

	Coal ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$6.28	$14.64	$19.50	$25.17	$32.41
Income from investment operations:
Net investment income	0.14	0.29	0.34	0.39	0.49
Net realized and unrealized gain (loss) on investments	6.08	(8.36)	(4.83)	(5.62)	(7.30)
Total from investment operations	6.22	(8.07)	(4.49)	(5.23)	(6.81)
Less:
Dividends from net investment income	(0.13)	(0.29)	(0.37)	(0.44)	(0.43)
Net asset value, end of year	$12.37	$6.28	$14.64	$19.50	$25.17
Total return (a)	99.10%	(55.14)%	(23.07)%	(20.77)%	(21.05)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$101,395	$39,248	$114,905	$154,994	$235,358
Ratio of gross expenses to average net assets	0.62%	0.66%	0.63%	0.64%	0.62%
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	1.66%	2.31%	1.75%	1.78%	2.02%
Portfolio turnover rate (b)	40%	36%	27%	20%	55%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

68

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Global Alternative Energy ETF#
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$54.57	$54.09	$55.90	$33.26	$32.88
Income from investment operations:
Net investment income	1.38	0.46	0.12	0.51	0.66
Net realized and unrealized gain (loss) on investments	(4.26)	0.33	(1.82)	22.68	0.35
Total from investment operations	(2.88)	0.79	(1.70)	23.19	1.01
Less:
Dividends from net investment income	(1.07)	(0.31)	(0.11)	(0.54)	(0.63)
Return of capital	—	—	—	(0.01)	—
Total dividends and distributions	(1.07)	(0.31)	(0.11)	(0.55)	(0.63)
Net asset value, end of year	$50.62	$54.57	$54.09	$55.90	$33.26
Total return (a)	(5.26)%	1.45%	(3.04)%	69.69%	3.07%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$64,958	$91,857	$82,937	$91,309	$46,013
Ratio of gross expenses to average net assets	0.64%	0.62%	0.64%	0.72%	0.81%
Ratio of net expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	2.04%	0.88%	0.18%	1.16%	1.81%
Portfolio turnover rate (b)	32%	27%	31%	18%	35%

	Gold Miners ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.72	$18.43	$21.16	$46.32	$51.50
Income from investment operations:
Net investment income	0.03	0.12	0.12	0.23	0.39
Net realized and unrealized gain (loss) on investments	7.23	(4.71)	(2.73)	(25.20)	(5.11)
Total from investment operations	7.26	(4.59)	(2.61)	(24.97)	(4.72)
Less:
Dividends from net investment income	(0.06)	(0.12)	(0.12)	(0.19)	(0.46)
Net asset value, end of year	$20.92	$13.72	$18.43	$21.16	$46.32
Total return (a)	52.91%	(24.93)%	(12.31)%	(53.90)%	(9.16)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$9,685,012	$4,316,718	$5,495,447	$6,652,611	$9,406,054
Ratio of gross expenses to average net assets	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net expenses to average net assets	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net expenses, excluding interest expense, to average net assets	0.51%	0.52%	0.53%	0.53%	0.52%
Ratio of net investment income to average net assets	0.21%	0.66%	0.52%	1.01%	0.88%
Portfolio turnover rate (b)	26%	24%	18%	33%	5%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

69

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Junior Gold Miners ETF#
	For the Year Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$19.22	$24.04	$30.90		$79.13	$97.84
Income from investment operations:
Net investment income	0.14	0.15	—	(b)(c)	0.41	0.36
Net realized and unrealized gain (loss) on investments	13.87	(4.83)	(6.68)		(48.64)	(16.07)
Total from investment operations	14.01	(4.68)	(6.68)		(48.23)	(15.71)
Less:
Dividends from net investment income	(1.51)	(0.14)	(0.18)		—	(3.00)
Net asset value, end of year	$31.72	$19.22	$24.04		$30.90	$79.13
Total return (a)	73.75%	(19.48)%	(21.60)%		(60.95)%	(16.07)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$3,454,333	$1,300,681	$1,522,690		$1,136,823	$2,537,231
Ratio of gross expenses to average net assets (d)	0.52%	0.56%	0.55%		0.58%	0.55%
Ratio of net expenses to average net assets (d)	0.52%	0.56%	0.55%		0.57%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets (d)	0.52%	0.55%	0.54%		0.56%	0.55%
Ratio of net investment income (loss) to average net assets	0.14%	0.66%	(0.01)%		(0.07)%	0.01%
Portfolio turnover rate (e)	58%	47%	65%		34%	22%

	Natural Resources ETF
	For the Year Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$26.38	$33.73	$37.46		$35.94	$33.76
Income from investment operations:
Net investment income	0.66	0.81	0.82		0.87	0.86
Net realized and unrealized gain (loss) on investments	5.91	(7.37)	(3.70)		1.48	2.17
Total from investment operations	6.57	(6.56)	(2.88)		2.35	3.03
Less:
Dividends from net investment income	(0.64)	(0.79)	(0.85)		(0.83)	(0.85)
Net asset value, end of year	$32.31	$26.38	$33.73		$37.46	$35.94
Total return (a)	24.93%	(19.48)%	(7.71)%		6.55%	8.98%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$95,323	$76,511	$86,023		$101,140	$122,204
Ratio of gross expenses to average net assets	0.77%	0.75%	0.73%		0.74%	0.68%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%		0.50%	0.52%
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49%		0.49%	0.51%
Ratio of net investment income to average net assets	2.18%	2.66%	2.10%		2.13%	1.95%
Portfolio turnover rate (e)	37%	9%	13%		14%	10%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

70

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Refiners ETF
	For the Year Ended December 31, 2016	For the Period August 18, 2015(a) through December 31, 2015
Net asset value, beginning of period	$19.69	$19.75
Income from investment operations:
Net investment income	0.73	0.07
Net realized and unrealized gain (loss) on investments	1.15	(0.04)
Total from investment operations	1.88	0.03
Less:
Dividends from net investment income	(0.71)	(0.07)
Return of capital	—	(0.02)
Total dividends and distributions	(0.71)	(0.09)
Net asset value, end of period	$20.86	$19.69
Total return (b)	9.55%	0.16	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,129	$3,938
Ratio of gross expenses to average net assets	3.42%	4.98	%(d)
Ratio of net expenses to average net assets	0.59%	0.59	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59	%(d)
Ratio of net investment income to average net assets	2.85%	1.19	%(d)
Portfolio turnover rate (e)	15%	12	%(c)

	Oil Services ETF#
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.44	$35.89	$48.10	$38.64	$38.29
Income from investment operations:
Net investment income	0.46	0.63	0.85	0.55	0.42
Net realized and unrealized gain (loss) on investments	6.93	(9.45)	(12.20)	9.45	0.34
Total from investment operations	7.39	(8.82)	(11.35)	10.00	0.76
Less:
Dividends from net investment income	(0.47)	(0.63)	(0.86)	(0.54)	(0.40)
Distributions from net realized capital gains	—	—	—	—	(0.01)
Total dividends and distributions	(0.47)	(0.63)	(0.86)	(0.54)	(0.41)
Net asset value, end of year	$33.36	$26.44	$35.89	$48.10	$38.64
Total return (b)	27.92%	(24.58)%	(23.64)%	25.90%	1.98%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,218,137	$1,118,901	$929,834	$1,482,094	$1,283,326
Ratio of gross expenses to average net assets	0.40%	0.39%	0.39%	0.39%	0.38%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	1.70%	2.30%	1.99%	1.24%	1.23%
Portfolio turnover rate (e)	24%	18%	15%	10%	6%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

71

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Rare Earth / Strategic Metals ETF#
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.68	$25.49	$35.98	$52.92	$60.40
Income from investment operations:
Net investment income	0.12	0.51	0.65	0.35	0.88
Net realized and unrealized gain (loss) on investments	3.48	(11.68)	(10.75)	(17.21)	(7.44)
Total from investment operations	3.60	(11.17)	(10.10)	(16.86)	(6.56)
Less:
Dividends from net investment income	(0.38)	(0.64)	(0.39)	(0.08)	(0.92)
Net asset value, end of year	$16.90	$13.68	$25.49	$35.98	$52.92
Total return (a)	26.35%	(43.76)%	(28.07)%	(31.85)%	(10.88)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$42,663	$28,381	$57,986	$96,243	$174,652
Ratio of gross expenses to average net assets	0.86%	0.82%	0.72%	0.70%	0.66%
Ratio of net expenses to average net assets	0.61%	0.57%	0.58%	0.57%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.43%	2.01%	1.55%	0.69%	1.59%
Portfolio turnover rate (b)	104%	49%	37%	31%	44%

	Solar Energy ETF*
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$61.64	$67.70	$72.63	$36.38	$55.35
Income from investment operations:
Net investment income	1.19	0.64	0.51	0.32	1.29
Net realized and unrealized gain (loss) on investments	(27.21)	(6.11)	(4.99)	36.66	(18.94)
Total from investment operations	(26.02)	(5.47)	(4.48)	36.98	(17.65)
Less:
Dividends from net investment income	(1.24)	(0.59)	(0.45)	(0.73)	(1.32)
Return of capital	(0.19)	—	—	—	—
Total dividends and distributions	(1.43)	(0.59)	(0.45)	(0.73)	(1.32)
Net asset value, end of year	$34.19	$61.64	$67.70	$72.63	$36.38
Total return (a)	(42.22)%	(8.09)%	(6.17)%	101.66%	(31.89)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$10,256	$18,493	$20,310	$21,788	$10,914
Ratio of gross expenses to average net assets	1.30%	1.08%	1.08%	1.54%	1.86%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.66%	0.66%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.69%	0.93%	0.60%	0.58%	3.47%
Portfolio turnover rate (b)	43%	46%	50%	75%	59%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.
*	On July 2, 2012, the Fund effected a 1 for 15 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

72

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Steel ETF
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$19.52	$35.45	$49.76	$48.85	$47.64
Income from investment operations:
Net investment income	0.42	1.03	1.13	0.93	1.09
Net realized and unrealized gain (loss) on investments	18.28	(15.92)	(14.28)	0.96	1.20
Total from investment operations	18.70	(14.89)	(13.15)	1.89	2.29
Less:
Dividends from net investment income	(0.40)	(1.02)	(1.16)	(0.94)	(1.08)
Return of capital	—	(0.02)	—	(0.04)	—
Total dividends	(0.40)	(1.04)	(1.16)	(0.98)	(1.08)
Net asset value, end of year	$37.82	$19.52	$35.45	$49.76	$48.85
Total return (b)	95.77%	(42.03)%	(26.44)%	3.88%	4.80%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$185,324	$44,904	$69,127	$144,312	$153,881
Ratio of gross expenses to average net assets	0.60%	0.69%	0.63%	0.62%	0.60%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.88%	3.76%	2.43%	2.21%	2.40%
Portfolio turnover rate (c)	20%	15%	11%	15%	13%

	Unconventional Oil & Gas ETF
	For the Year Ended December 31,				For the Period February 14 2012(a) through December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.24	$22.12	$28.43	$22.54	$25.02
Income from investment operations:
Net investment income	0.09	0.32	0.30	0.13	0.23
Net realized and unrealized gain (loss) on investments	4.98	(8.86)	(6.32)	5.90	(2.49)
Total from investment operations	5.07	(8.54)	(6.02)	6.03	(2.26)
Less:
Dividends from net investment income	(0.06)	(0.34)	(0.29)	(0.14)	(0.22)
Net asset value, end of period	$18.25	$13.24	$22.12	$28.43	$22.54
Total return (b)	38.31%	(38.60)%	(21.18)%	26.77%	(9.04	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$59,324	$38,398	$61,937	$46,906	$15,780
Ratio of gross expenses to average net assets	0.71%	0.72%	0.67%	1.04%	0.92	%(e)
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.54	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.54%	0.54%	0.54%	0.54%	0.54	%(e)
Ratio of net investment income to average net assets	0.63%	1.62%	1.07%	0.89%	1.12	%(e)
Portfolio turnover rate (c)	23%	22%	11%	11%	35	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

73

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Uranium+Nuclear Energy ETF#
	For the Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$45.25	$51.50	$48.11	$41.35	$44.82
Income from investment operations:
Net investment income	2.08	1.87	1.27	0.80	1.26
Net realized and unrealized gain (loss) on investments	1.94	(6.63)	3.39	6.29	(2.84)
Total from investment operations	4.02	(4.76)	4.66	7.09	(1.58)
Less:
Dividends from net investment income	(1.72)	(1.49)	(1.27)	(0.33)	(1.89)
Net asset value, end of year	$47.55	$45.25	$51.50	$48.11	$41.35
Total return (a)	8.87%	(9.26)%	9.61%	17.18%	(3.53)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$34,076	$39,211	$67,812	$77,778	$78,567
Ratio of gross expenses to average net assets	0.79%	0.70%	0.76%	0.80%	0.67%
Ratio of net expenses to average net assets	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.37%	2.34%	1.89%	1.60%	2.82%
Portfolio turnover rate (b)	36%	27%	31%	48%	52%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

74

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) (formerly known as Market Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2016, offers sixty investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Group Inc., Ardour Global Indexes, LLC, S-Network Global Indexes, LLC and MV Index Solutions GmbH (“MVIS”) formerly known as Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective Indices are presented below:

Commencement
Fund	of Operations	Index
Agribusiness ETF	August 31, 2007	MVISTM Global Agribusiness Index*
Coal ETF	January 10, 2008	MVISTM Global Coal Index*
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	MVISTM Global Junior Gold Miners Index*
Natural Resources ETF	August 29, 2008	Rogers™—Van Eck Natural Resources Index
Oil Refiners ETF	August 18, 2015	MVISTM Global Oil Refiners Index*
Oil Services ETF	December 20, 2011	MVISTM US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	MVISTM Global Rare Earth/Strategic Metals Index*
Solar Energy ETF	April 21, 2008	MVISTM Global Solar Energy Index*
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	February 14, 2012	MVISTM Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	August 13, 2007	MVISTM Global Uranium & Nuclear Energy Index*

*	Published by MV Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S.

75

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses
76

attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2016 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended December 31, 2016.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2016 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

77

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, at least until May 1, 2017 to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2016, are as follows:

	Expense	Waiver of	Expenses Assumed
Fund	Limitation	Management Fees	by the Adviser
Agribusiness ETF	0.56%	$—	$—
Coal ETF	0.59	22,600	—
Global Alternative Energy ETF	0.62	14,732	—
Gold Miners ETF	0.53	—	—
Junior Gold Miners ETF	0.56	—	—
Natural Resources ETF	0.49	233,548	—
Oil Refiners ETF	0.59	19,173	89,414
Oil Services ETF	0.35	461,800	—
Rare Earth/Strategic Metals ETF	0.57	86,843	—
Solar Energy ETF	0.65	65,907	19,434
Steel ETF	0.55	51,286	—
Unconventional Oil & Gas ETF	0.54	81,339	—
Uranium+Nuclear Energy ETF	0.60	68,271	—

The Adviser offsets the management fees it charges the Funds by the amount it collects as a management fee from underlying fund investments that are also managed by the Adviser. For the year ended December 31, 2016, the Adviser reduced management fees charged by $260,112 due to such investments held in the Junior Gold Miners ETF.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Agribusiness ETF	$126,695,782	$129,902,253
Coal ETF	27,895,229	27,811,384
Global Alternative Energy ETF	27,666,018	27,056,915
Gold Miners ETF	2,250,002,008	2,254,021,292
Junior Gold Miners ETF	1,774,652,832	1,921,916,442
Natural Resources ETF	31,246,119	31,373,262
Oil Refiners ETF	564,956	703,773
Oil Services ETF	235,139,020	235,942,958
Rare Earth/Strategic Metals ETF	36,347,575	63,572,498
Solar Energy ETF	5,989,189	5,948,835
Steel ETF	20,711,854	20,582,474
Unconventional Oil & Gas ETF	11,430,705	11,333,755
Uranium+Nuclear Energy ETF	13,857,180	13,883,643
78

Note 5-Income Taxes—As of December 31, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Agribusiness ETF	$925,454,122	$111,734,855	$(176,913,553)	$65,178,698)
Coal ETF	109,154,626	11,930,985	(19,596,261)	(7,665,276)
Global Alternative Energy ETF	87,708,290	10,201,837	(15,557,004)	(5,355,167)
Gold Miners ETF	11,290,456,766	261,296,788	(1,730,662,489)	(1,469,365,701)
Junior Gold Miners ETF	3,886,911,130	202,688,862	(487,158,161)	(284,469,299)
Natural Resources ETF	99,397,675	9,970,241	(9,159,726)	810,515
Oil Refiners ETF	3,002,754	349,915	(149,629)	200,286
Oil Services ETF	1,949,796,770	5,141,300	(558,279,009)	(553,137,709)
Rare Earth/Strategic Metals ETF	47,896,405	5,078,808	(5,519,873)	(441,065)
Solar Energy ETF	18,620,015	397,043	(6,323,297)	(5,926,254)
Steel ETF	249,165,807	13,651,129	(23,439,834)	(9,788,705)
Unconventional Oil & Gas ETF	72,319,489	1,737,175	(12,994,641)	(11,257,466)
Uranium+Nuclear Energy ETF	36,390,174	2,732,582	(2,454,430)	278,152

At December 31, 2016, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated	Qualified	Other	Unrealized
	Ordinary	Capital	Late-Year	Temporary	Appreciation
Fund	Income	Losses	Losses	Difference	(Depreciation)	Total
Agribusiness ETF	$85,637	$(972,873,335)	$—	$(367,642)	$(65,304,866)	$(1,038,460,206)
Coal ETF	—	(464,812,051)	(3,886)	(18,046)	(7,665,036)	(472,499,019)
Global Alternative Energy ETF	—	(280,783,933)	(6,427)	(9,298)	(5,359,182)	(286,158,840)
Gold Miners ETF	263,208	(8,784,626,472)	—	(659,726)	(1,469,366,360)	(10,254,389,350)
Junior Gold Miners ETF	—	(3,610,930,100)	(64,582,654)	(141,290)	(284,467,878)	(3,960,121,922)
Natural Resources ETF	53,152	(34,974,174)	—	(9,302)	804,014	(34,126,310)
Oil Refiners ETF	3,016	(18,083)	—	(17)	200,238	185,154
Oil Services ETF	—	(26,388,195)	—	(108,745)	(553,137,709)	(579,634,649)
Rare Earth/Strategic Metals ETF	1,234,500	(227,860,279)	—	(10,815)	(436,241)	(227,072,835)
Solar Energy ETF	—	(64,391,943)	(1,831)	(1,735)	(5,926,509)	(70,322,018)
Steel ETF	49,544	(199,671,570)	—	(13,688)	(9,788,705)	(209,424,419)
Unconventional Oil & Gas ETF	159,134	(26,337,164)	—	(2,374)	(11,257,385)	(37,437,789)
Uranium+Nuclear Energy ETF	1,263,813	(173,100,665)	—	(8,992)	277,380	(171,568,464)

The tax character of dividends paid to shareholders during the years ended December 31, 2016 and December 31, 2015 was as follows:

	2016 Dividends and Distributions		2015 Dividends and Distributions
Fund	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Agribusiness ETF	$17,183,700	$—	$24,912,650	$—
Coal ETF	1,174,800	—	1,806,250	—
Global Alternative Energy ETF	1,374,412	—	504,689	—
Gold Miners ETF	24,961,888	—	36,731,690	—
Junior Gold Miners ETF	156,407,681	—	9,304,305	—
Natural Resources ETF	1,800,400	—	2,209,200	—
Oil Refiners ETF	106,950	—	15,150	3,250
Oil Services ETF	16,268,462	—	25,643,376	—
Rare Earth/Strategic Metals ETF	959,486	—	1,325,901	—
Solar Energy ETF	369,437	58,063	177,900	—
Steel ETF	1,869,300		2,353,573	45,327
Unconventional Oil & Gas ETF	198,450	—	991,800	—
Uranium+Nuclear Energy ETF	1,231,890	—	1,362,115	—
79

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Qualified late-year losses incurred after October 31, 2016 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2016, the Funds intend to defer to January 1, 2017 for federal tax purpose qualified late year losses as follows:

Late-Year
Fund	Ordinary Losses
Coal ETF	$3,886
Global Alternative Energy ETF	6,427
Junior Gold Miners ETF	64,582,654
Solar Energy ETF	1,831

At December 31, 2016, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective-	Post-Effective-
	No Expiration	No Expiration	Amount Expiring in
	Short-Term	Long-Term	the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017
Agribusiness ETF	$180,996,963	$449,214,993	$85,630,099	$257,031,280
Coal ETF	21,267,947	268,927,556	18,822,843	155,793,705
Global Alternative Energy ETF	5,526,321	82,144,803	34,193,213	158,919,596
Gold Miners ETF	1,032,848,322	7,361,381,917	1,784,159	388,612,074
Junior Gold Miners ETF	966,258,344	2,644,671,756	—	—
Natural Resources ETF	2,632,433	30,078,513	540,880	1,722,348
Oil Refiners ETF	18,083	—	—	—
Oil Services ETF	17,263,307	9,124,888	—	—
Rare Earth/Strategic Metals ETF	39,391,934	188,468,345	—	—
Solar Energy ETF	6,456,092	30,332,843	8,586,525	19,016,483
Steel ETF	3,166,291	96,307,717	21,020,656	79,176,906
Unconventional Oil & Gas ETF	5,520,025	20,817,139	—	—
Uranium+Nuclear Energy ETF	14,195,083	68,269,684	41,593,262	49,042,636

During the year ended December 31, 2016, the following funds had a portion of its accumulated capital loss carryforwards expired: $40,221,865 from Agribusiness ETF; $17,994,621 from Coal ETF; $13,029,866 from Global Alternative Energy ETF; $63,268,444 from Gold Miners ETF; $24,629 from Natural Resources ETF; $800,768 from Solar Energy ETF; $10,643,838 from Steel ETF and $11,040,582 from Uranium+Nuclear Energy ETF.

During the year ended December 31, 2016, the following funds utilized a portion of its accumulated capital loss carryforwards: $22,547 from Oil Refiners ETF and $500,364 from Uranium+Nuclear Energy ETF.

During the year ended December 31, 2016, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, partnerships, expiration of capital loss carryforwards and tax treatment of in-kind redemptions, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase/Decrease	Increase/Decrease	Increase/Decrease
	in Undistributed Net	in Accumulated Net	in Aggregate
Fund	Investment Income/Loss	Realized Gain/Loss	Paid in Capital
Agribusiness ETF	$(94,842)	$14,216,890	$(14,122,048)
Coal ETF	(44,336)	12,148,943	(12,104,607)
Global Alternative Energy ETF	(227,386)	6,458,980	(6,231,594)
Gold Miners ETF	(165,937)	(406,649,520)	406,815,457
Junior Gold Miners ETF	7,697,244	(377,052,162)	369,354,918
Natural Resources ETF	(32,344)	(2,060,014)	2,092,358
Oil Refiners ETF	888	(165,583)	164,695
Oil Services ETF	6,788	(11,680,985)	11,674,197
Rare Earth/Strategic Metals ETF	163,966	(124,247)	(39,719)
Solar Energy ETF	3,927	797,061	(800,988)
Steel ETF	13,497	(443,419)	429,922
Unconventional Oil & Gas ETF	(8,483)	(1,330,499)	1,338,982
Uranium+Nuclear Energy ETF	(13,212)	10,179,937	(10,166,725)
80

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of December 31, 2016, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2016 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$101,836,956	$206,908,389
Coal ETF	42,409,361	20,795,503
Global Alternative Energy ETF	5,018,015	25,291,282
Gold Miners ETF	6,629,006,132	2,743,463,685
Junior Gold Miners ETF	2,568,143,262	796,702,409
Natural Resources ETF	14,993,604	12,436,977
Oil Refiners ETF	—	952,366
Oil Services ETF	3,429,025,205	3,547,778,540
Rare Earth / Strategic Metals ETF	46,630,422	11,708,608
Solar Energy ETF	—	—
Steel ETF	162,555,792	80,394,810
Unconventional Oil & Gas ETF	20,219,538	14,277,819
Uranium+Nuclear Energy ETF	—	7,217,079

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except for Natural Resources ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact, the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds.

81

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

At December 31, 2016, the Adviser owned 2,500 shares of Gold Miners ETF.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2016 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents the amount of repurchase agreements held as collateral by type of security on loan pledged as of December 31, 2016:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Agribusiness ETF	$56,144,380
Global Alternative Energy ETF	17,417,924
Gold Miners ETF	132,189,495
Junior Gold Miners ETF	155,740,221
Natural Resources ETF	4,893,198
Oil Refiners ETF	46,994
Oil Service ETF	179,019,658
Rare Earth/Strategic Metals ETF	4,829,961
Solar Energy ETF	2,406,605
Steel ETF	53,992,165
Unconventional Oil & Gas ETF	1,688,081
Uranium+Nuclear Energy ETF	2,718,570

*	Remaining contractual maturity of the agreements: overnight and continuous
82

Note 10—Share Split—Effective February 14, 2012, the Board of Trustees of the Trust approved a 3 for 1 share split for the Oil Services ETF. Fund shares began trading on a split-adjusted basis on February 14, 2012. The Financial Highlights for the Oil Services ETF prior to February 14, 2012 have been adjusted to reflect the 3 for 1 share split.

On July 2, 2012, the Board of Trustees of the Trust approved a 1 for 15 reverse share split for Solar Energy ETF. Fund shares began trading on a split-adjusted basis on July 2, 2012. The Financial Highlights for Solar Energy ETF prior to July 2, 2012 have been adjusted to reflect the 1 for 15 reverse share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Global Alternative Energy ETF and Uranium+Nuclear Energy ETF, and 1 for 4 reverse share split for Junior Gold Miners ETF and Rare Earth/Strategic Metals ETF. Fund shares began trading on a split-adjusted basis on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the respective Funds have been adjusted to reflect the reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2016, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2016
Agribusiness ETF	355	$2,046,417	1.79%	$734,682
Coal ETF	56	266,251	1.81	—
Global Alternative Energy ETF	292	247,012	1.79	—
Gold Miners ETF	120	4,912,538	1.79	—
Junior Gold Miners ETF	333	13,078,649	1.80	4,288,480
Natural Resources ETF	293	384,306	1.80	146,400
Oil Services ETF	294	1,651,799	1.80	929,394
Rare Earth/Strategic Metals ETF	207	300,767	1.79	—
Solar Energy ETF	11	257,839	1.88	—
Steel ETF	255	218,347	1.80	116,606
Unconventional Oil & Gas ETF	26	120,759	1.84	—
Uranium+Nuclear Energy ETF	316	174,041	1.78	—

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2016, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations.

Note 13—Recent Accounting Pronouncements and Regulatory Requirements—The Fund adopted Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Funds’ ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. Based on management’s evaluation, there are no conditions or events that could adversely affect the Funds’ ability to meet their obligations within one year after the date the financial statements are issued. Accordingly, no disclosures are required specific to going concern uncertainties in the Funds’ financial statements.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

83

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

84

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of VanEck Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Oil Refiners ETF, Oil Services ETF, Natural Resources ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF, and Uranium + Nuclear Energy ETF (thirteen of the series constituting VanEck Vectors ETF Trust) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Oil Refiners ETF, Oil Services ETF, Natural Resources ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF, and Uranium + Nuclear Energy ETF (thirteen of the series constituting VanEck Vectors ETF Trust) at December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2017

85

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during 2016 by the Funds is shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Coal ETF	$117,063	$1,772,682
Gold Miners ETF	3,851,626	59,754,182
Junior Gold Miners ETF	657,715	16,562,117
Natural Resources ETF	77,925	1,382,640
Oil Refiners ETF	9,190	95,191
Rare Earth/Strategic Metals ETF	31,709	502,140
Solar Energy ETF	5,868	132,949

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction in 2016.

Agribusiness ETF	40.75%
Coal ETF	2.20%
Global Alternative Energy ETF	18.71%
Gold Miners ETF	25.59%
Junior Gold Miners ETF	0.53%
Natural Resources ETF	46.37%
Oil Refiners ETF	41.36%
Oil Services ETF	28.80%
Steel ETF	32.83%
Unconventional Oil & Gas ETF	100.00%
Uranium+Nuclear Energy ETF	74.44%
86

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015; and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	70	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Partner, PWC/Strategy & Financial Services Advisory, February 2015- present; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to present; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	70	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US-China Relations.

1	The address for each Trustee and Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust, and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
5	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
87

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officers:

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Uwe Eberle, 1965	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG (since 2010).

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, VanEck (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 – January 2010).

Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
88

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	HAAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2016 and
     December 31, 2015, were $669,940 and $713,740, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2016 and December 31, 2015, were $995,033 and $578,143, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 10, 2017
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 10, 2017
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 10, 2017
     ----------------